GREENBERG TRAURIG, LLP
                            2700 Two Commerce Square
                               2001 Market Street
                             Philadelphia, PA 19103
                                 (215) 988-7800

Terrance James Reilly, Esq.
Direct Dial:  (215) 988-7815
E-mail:  reillyte@gtlaw.com


                                                                    May 16, 2005

VIA EDGAR TRANSMISSION

U.S. Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, DC 20549

      Re:  The World Funds, Inc.
           SEC File Nos. 333-29289/811-8255

Ladies and Gentlemen:

      On behalf of The World Funds, Inc. (the "Company"), attached herewith for filing pursuant to paragraph (a)(2) of Rule 485 under the Securities Act of 1933, as amended (the "1933 Act"), please find Post-Effective Amendment No. 44 to the Company's Registration Statement on Form N-1A ("PEA No. 44"). PEA No. 44 applies only to the Epoch U. S. All Cap Equity Fund (the "Fund"), a new series of shares of the Company. It is proposed that PEA No. 44 become effective seventy-five days after filing pursuant to paragraph (a)(2) of Rule 485 under the 1933 Act.

      PEA No.  44 is  being  filed to  create a new  series  of  shares  of the
Company: the Epoch U. S. All Cap Equity Fund. The Fund currently intends to issue one class of shares, Institutional Shares. The Fund's investment objective is long-term capital appreciation. The Fund will seek to achieve its investment objective by investing primarily in a diversified portfolio consisting of equity securities of U. S. companies. Equity securities consist of common stock, depository receipts, REITs, MLPs, and securities convertible into common stock, such as warrants, rights, convertible bonds, debentures and convertible preferred stocks. The Fund may also invest up to 15% of its assets in the securities of issuers that are located outside of the U. S., or which derive a significant portion of their business or profits outside of the U. S. The Fund may invest in equity securities of all market capitalization ranges (such as small, middle or large capitalization companies).

      Under normal circumstances, the Fund will invests at least 80% of its assets in equity securities of U. S. companies across all market capitalizations. This is not a fundamental policy and may be changed by the Board of Directors of the Company, without a vote of shareholders, upon sixty
(60) days' prior written notice.



      Questions concerning PEA No. 44 may be directed to Terrance James Reilly at (215) 988-7815, or in his absence, Steven M. Felsenstein at (215) 988-7837.

                                Very truly yours,

                               /s/ Terrance James Reilly
                              Terrance James Reilly


cc:   Steven M. Felsenstein
      John Pasco, III

As filed with the Securities and Exchange Commission on May 16, 2005

                                                      Registration No. 333-29289
                                                              File No.  811-8255

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A
                                                                  --
REGISTRATION STATEMENT UNDER THE SECUTITIES ACT OF 1933          |__|
                                                                  --
      Pre-Effective Amendment No. _______                        |__|
                                                                  --
      Post-Effective Amendment No.  44                           |_X|
                                    -----


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  |__|
                                                                  --
      Amendment No.  45                                          |_X|
                     -------


                        (Check appropriate box or boxes) THE WORLD FUNDS, INC.
                  ------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

            8730 Stony Point Parkway, Suite 205, Richmond, VA 23235
            -------------------------------------------------------
              (Address of Principal Executive Offices)(Zip Code)

                                 (800)-527-9525
             ----------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

                          Steven M. Felsenstein, Esq.
                             Greenberg Traurig, LLP
                               2001 Market Street
                         Two Commerce Square, Suite 2700
                        Philadelphia, Pennsylvania 19103
-------------------------------------------------------------------------------
                    (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practical after this post-effective amendment of this registration statement becomes effective.

It is proposed that this filing will become effective (check appropriate box)
       --
      |_|  immediately upon filing pursuant to paragraph (b)
       --
      | |   on ____________________ pursuant to paragraph (b)
       --
      |  |  60 days after filing pursuant to paragraph (a)(1)
       --
      |__|  on (date) pursuant to paragraph (a)(1)
       --
      |X_|  75 days after filing pursuant to paragraph (a)(2)
       --
      |__|  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
       --
      |__| This post-effective amendment designates a new effective date for previously filed post-effective amendment.

Title of Securities Being Registered:  Shares of Common Stock

                                TABLE OF CONTENTS



1. Part A: Prospectus for Epoch U.S. All Cap Equity Fund

2. Part B: Statement of Additional Information for Epoch U.S. All Cap Equity
   Fund

3. Part C

PROSPECTUS

                              THE WORLD FUNDS, INC.

      Epoch U. S. All Cap Equity Fund - Institutional Shares

                                 August 1, 2005

This prospectus describes the Epoch U. S. All Cap Equity Fund (the "Fund"), a series of shares offered by The World Fund, Inc. (the "Company"). A series fund offers you a choice of investments, with each series having its own investment objective and a separate portfolio of securities.

As with all mutual funds, the U. S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this prospectus. It is a criminal offense to suggest otherwise.

                               RISK/RETURN SUMMARY

Investment Objective - Long-term capital appreciation.

Principal Investment Strategies - The Fund will seek to achieve its investment objective by investing primarily in a diversified portfolio consisting of equity securities of U. S. companies. Equity securities consist of common stock, depository receipts, real estate investment trusts ("REITs"), master limited partnerships ("MLPs"), and securities convertible into common stock, such as warrants, rights, convertible bonds, debentures and convertible preferred stocks. The Fund may also invest up to 15% of its assets in the securities of issuers that are located outside of the U. S., or which derive a significant portion of their business or profits outside of the U. S. The Fund may invest in equity securities of all market capitalization ranges (such as small, middle or large capitalization companies). Market capitalization is the total market value of a company's shares.

Under normal circumstances, the Fund will invests at least 80% of its assets in equity securities of U. S. companies across all market capitalizations.

Although the Fund may invest in securities across all market capitalizations, it may at any given time invest a significant portion of its assets in companies of one particular market capitalization category when the Fund's investment adviser, Epoch Investment Partners, Inc. (the "Adviser"), believes such companies offer attractive opportunities.

Although the Fund intends to invest primarily in the equity securities of U. S. companies, under normal market conditions it may also invest up to 20% of its assets into high quality money market instruments and repurchase agreements.

The Adviser intends to use as its benchmark a diversified U. S. equity broad based market index such as the Russell 3000(R) Index.

Principal Risks - The Fund's investments are subject to market, economic and business risks. These risks may cause the Fund's net asset value (the "NAV") to fluctuate over time. Therefore, the value of your investment in the Fund could decline and you could lose money. Also, there is no assurance that the Adviser will achieve the Fund's objective.

Although, the Fund may invest across all market capitalizations, the Fund's risks increase as it invests more heavily in small or middle market capitalization companies and its share price changes may become more sudden or erratic. The stocks of small or middle market capitalization companies may be more volatile and speculative than the stocks of large market capitalization companies. Smaller and middle market capitalization companies tend to have limited resources, product, and market share and are dependent on a smaller management group than large market capitalization companies. As a result, their share prices tend to fluctuate more than those of large market capitalization companies. Their shares may also trade less frequently and in limited volume, making them potentially less liquid. The prices of small market capitalization stocks may fall regardless of trends in the broader market.

The Fund may invest a portion of its assets in foreign issuers. These investments may involve financial, economic or political risks that are not ordinarily associated with investments in U. S. securities. Hence, the Fund's NAV may be affected by changes in exchange rates between foreign currencies and the U. S. dollar, different regulatory standards, less liquidity and increased volatility, taxes and adverse social or political developments.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information - No performance information is being presented because the Fund has not yet completed a full calendar year of investment operations.

                                FEES AND EXPENSES

Costs are an important consideration in choosing a mutual fund. Shareholders indirectly pay the costs of operating a fund, plus any transaction costs associated with buying and selling the securities a fund holds. These costs will reduce a portion of the gross income or capital appreciation a fund achieves. Even small differences in these expenses can, over time, have a significant effect on a fund's performance.

The following table describes the fees and expenses that you will pay directly or indirectly in connection with an investment in the Fund. The annual operating expenses, which cover the costs of investment management, administration, accounting and shareholder communications, are shown as an annual percentage of the Fund's average daily net assets.

----------------------------------------------------------------------
Shareholder Transaction Fees (fees paid directly  Institutional
from your investment)                             Shares
----------------------------------------------------------------------
----------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases  None

----------------------------------------------------------------------
----------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)              None
----------------------------------------------------------------------
----------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on            None
Reinvested Dividends and Distributions
----------------------------------------------------------------------
----------------------------------------------------------------------
Redemption Fees (1)(2)                            1.00%
----------------------------------------------------------------------
----------------------------------------------------------------------
Exchange Fees (3)                                 None
----------------------------------------------------------------------
----------------------------------------------------------------------
Estimated Annual Operating Expenses (expenses
that are deducted from Fund assets)
----------------------------------------------------------------------
----------------------------------------------------------------------
Advisory Fee                                      1.00%
----------------------------------------------------------------------
----------------------------------------------------------------------
Distribution (12b-1) and Service Fees             None
----------------------------------------------------------------------
----------------------------------------------------------------------
Other Expenses (4)                                0.39%
----------------------------------------------------------------------
----------------------------------------------------------------------
Total Annual Fund Operating Expenses (5)          1.29%
----------------------------------------------------------------------


(1) A redemption fee of 1.00% is imposed on the proceeds of Institutional Shares redeemed within six months of purchase and is retained by the Fund to defray market effects, taxes and expenses created by short-term investments in the Fund. The charge is a percentage of the NAV at the time of purchase.

(2)   Your account may be charged $10 for a telephone redemption.

(3)   Your account may be charged $10 for a telephone exchange.

(4) "Other Expenses" are based on estimates for the current fiscal year. Other Expenses include, among other expenses, administrative, custody, and transfer agency fees.

(5) The Adviser has contractually agreed to waive or limit its fees until August 1, 2008, so that the ratio of total annual operating expenses for the Fund's Institutional Shares is limited to 1.29%. The Adviser will be entitled to the reimbursement of fees waived by the Adviser to the Fund. The total amount of reimbursement recoverable by the Adviser is the sum of all fees previously waived by the Adviser to the Fund during any of the previous three (3) years, less any reimbursement previously paid, and is subject to the limitations on total expenses set forth above.

Example:

The following expense example shows the expenses that you could pay over time. It will help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund, you reinvest all dividends and distributions in additional shares of the Fund, you redeem all of your shares at the end of the periods indicated, you earn a 5.00% annual return and the Fund's operating expenses remain the same. Because actual return and expenses will be different, the example is for comparison only. Based on these assumptions, your costs would be:



               -----------------------
                 1 Year     3 Years
               -----------------------
               -----------------------
                  $131        $409
               -----------------------

                            OBJECTIVE AND STRATEGIES

The Fund's investment objective is long-term capital appreciation. The Fund will seek to achieve its investment objective by investing primarily in a diversified portfolio consisting of equity securities of U. S. companies. Equity securities consist of common stock, depository receipts, REITs, MLPs, and securities convertible into common stock, such as warrants, rights, convertible bonds, debentures and convertible preferred stocks. The Fund may also invest up to 15% of its assets in the securities of issuers that are located outside of the U. S., or which derive a significant portion of their business or profits outside of the U. S. The Fund may invest in equity securities of all market capitalization ranges (such as small, middle or large capitalization companies).

Under normal circumstances, the Fund will invests at least 80% of its assets in equity securities of U. S. companies across all market capitalizations. This is not a fundamental policy and may be changed by the Board of Directors of the Company, without a vote of shareholders, upon sixty (60) days' prior written notice.

The foreign securities the Fund purchases may not always be purchased on the principal market. For example, depositary receipts may be purchased if trading conditions make them more attractive than the underlying security. Depository receipts include securities such as American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and Registered Depositary Certificates ("RDCs"). ADRs are securities, typically issued by a U. S. financial institution (a "depository"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. GDRs and EDRs are securities that represent ownership interests in a security or pool of securities issued by a foreign or U. S. corporation. Depository receipts may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and the depository, whereas an unsponsored facility is established by the depository without participation by the issuer of the underlying security. The market value of depository receipts is dependent on the market value of the underlying securities, and fluctuations in the relative value of the currencies in which the depository receipts and the underlying securities are quoted.

In addition to the equity securities described above, the Fund may also invest in shares of other registered investment companies, such as closed-end investment companies and exchange-traded funds ("ETFs"). ETFs are investment companies that seek to track the performance of a particular market index. These investment companies invest in securities that are consistent with the Fund's investment objective and strategies. Securities of other investment companies will be acquired by the Fund within the limits contained in the Investment Company Act of 1940, as amended, which provides in part, that no more than 10% of the total assets of the Fund will be invested in other investment companies.

The Fund may use derivatives such as options on stock indices, financial futures contracts and related options.

Although the Fund intends to invest primarily in the equity securities of U. S. companies, under normal market conditions it may also invest up to 20% of its assets into high quality money market instruments and repurchase agreements. The money market instruments include commercial paper, asset-backed commercial paper, notes and bonds issued by U. S. companies, obligations issued by the U.
S. government and its agencies and instrumentalities, and obligations issued by
U. S. and foreign banks, such as certificates of deposit. Such money market instruments will be "high quality" (i.e., securities receiving one of the two highest ratings categories from a nationally recognized statistical ratings agency).

The Adviser desires to produce superior risk adjusted returns by building portfolios of businesses with outstanding risk/reward profiles without running a high degree of capital risk. The Adviser analyzes a business in the same manner a private investor would in looking to purchase the entire company. The Adviser only invests in those businesses they understand and where they have confidence in the company's financial statements. The Adviser seeks businesses that generate "free cash flow" and securities that have unrecognized potential, yet possess a combination of above average yield, above average free cash flow growth, and/or below average valuation.

The Adviser sells or reduces a position in a security when they see the objectives of their investment thesis failing to materialize, or when they believe those objectives have been met and the valuation of the company's shares fully reflect the opportunities once thought unrecognized in share price. When the Adviser believes that objectives are not being met it can be for a number of reasons: the economic or competitive environment might be changing; company management's execution could be disappointing; or worst case, management proves to be less than forthright or have an inappropriate assessment of the company's state and the task at hand.

                                  RISKS FACTORS

Stock Market Risk - The Fund is subject to stock market risk. Stock market risk is the possibility that stock prices overall will decline over short or long periods. Because stock prices tend to fluctuate, the value of your investment in the Fund may increase or decrease. The Fund's investment success depends on the skill of the Adviser in evaluating, selecting and monitoring the portfolio assets. If the Adviser's conclusions about growth rates or securities values are incorrect, the Fund may not perform as anticipated.

Market Capitalization - Companies may be categorized as having a small, medium, or large capitalization market value. The potential risks are generally higher with small capitalization companies and lower with large capitalization companies. Therefore, to the extent that the Fund is invested more heavily in small-capitalization and/or medium-capitalization stocks, it may be more volatile than, and to fluctuate independently of, broad based stock market indices such as the Russell 3000(R) Index.

REITs - The Fund may invest in REITs. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of the REITs held in the Fund's portfolio. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for the tax-free pass-through of income under the Internal Revenue Code and to maintain their exemption from registration under Investment Company Act of 1940, as amended.

Foreign Investing - The Fund's investments in foreign securities may involve risks that are not ordinarily associated with U. S. securities. Foreign companies are not generally subject to the same accounting, auditing and financial reporting standards as are domestic companies. Therefore, there may be less information available about a foreign company than there is about a domestic company. Certain countries do not honor legal rights enjoyed in the U.
S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect investments in those countries.

Investments in foreign companies often are made in the applicable foreign currency, subjecting the investor to the risk of currency devaluation or exchange rate risk. In addition, many foreign securities markets have substantially less trading volume than the U. S. markets, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. These factors make foreign investment more expensive for U. S. investors. Mutual funds offer an efficient way for individuals to invest abroad, but the overall expense ratios of mutual funds that invest in foreign markets are usually higher than those of mutual funds that invest only in U. S. securities.

Depositary Receipts - In addition to the risk of foreign investments applicable to the underlying securities, unsponsored depositary receipts may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U. S. depository, may not provide additional financial and other information to the depository or the investor, or that such information in the U.S. market may not be current.

Investment Companies and ETFs - The Fund may invest a portion of its assets in other investment companies, including ETFs. By investing in other investment companies, the Fund indirectly pays a portion of the expenses and brokerage costs of these companies as well as its own expenses. Also, federal securities laws impose limits on such investments, which may affect the ability of the Fund to purchase or sell these shares. With respect to ETFs, the price movement of an ETF may not track its underlying index, and may result in a loss.

Options, Futures and Options on Futures - The Adviser may use derivatives such as options on stock indices, financial futures contracts and related options. There is no guarantee such strategies will work. If the Adviser is not successful in employing such instruments in managing the Fund's portfolio, the Fund's performance will be worse than if it did not employ such strategies. Successful use by the Adviser of options on stock indices, financial futures contracts and related options will be subject to the Adviser's ability to predict correctly movements in the direction of the securities generally or of a particular market segment. In addition, the Fund will pay commissions and other costs in connection with such investments, which may increase the Fund's expenses and reduce the return.

Certain positions may be closed out only on an exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon at any specific time. Thus, it may not be possible to close such a position and this could have an adverse impact on the Fund. When trading options on foreign exchanges or in the OTC market many of the protections afforded to exchange participants will not be available and a secondary market may not exist.

Fixed Income Investing - To the extent that the Fund invests its assets in high quality money market securities and repurchase agreements, it will be subject to credit risk and interest rate risk. Credit risk refers to when an issuer of a fixed income security cannot meet its financial obligations or goes bankrupt. The credit risk of high quality securities (i.e., securities receiving one of the two highest ratings categories from a nationally recognized statistical ratings agency) is very low. Interest rate risk refers to when the value of the Fund's investments in fixed income securities are affected by movements in interest rates. The value of fixed income securities tend to fall when interest rates rise and to rise when interest rates fall. Generally, the longer the time until maturity, the more sensitive the price of a fixed income security is to interest rate changes. Repurchase agreements are subject to the risk that the other party to the agreement will not fulfill its obligations under the repurchase agreement.

Portfolio Turnover - The Fund may engage in active and frequent trading of its portfolio securities. The Fund presently anticipates that its annualized portfolio turnover rate will not typically exceed 50% to 75%. A high portfolio turnover rate (e.g., a rate over 100%) could result in high brokerage costs and an increase in taxable capital gains distributions to the Fund's shareholders.

Temporary Defensive Position - The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture when the Advisor believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Company's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

                                   MANAGEMENT

The Company - The Company was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") and is commonly known as a "mutual fund." The Company has retained the Adviser to manage all aspects of the investments of the Fund.

Investment Adviser - Epoch Investment Partners, Inc., located at 640 Fifth Avenue, 18th Floor, New York, New York 10019, manages the investments of the Fund pursuant to an investment advisory agreement (the "Advisory Agreement"). The Adviser was organized in April, 2004. The Adviser is a subsidiary of Epoch Holding Corporation, a public company. The Adviser provides investment management services to high net worth individuals, investment companies, pension and profit-sharing plans and other institutional clients. The Adviser, subject to the general supervision of the Board of Directors of the Company, manages the Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for all purchases and sales of, portfolio securities and maintains related records.

Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.00% of the average daily net assets of the Fund.

In the interest of limiting the expenses of the Fund's Institutional Shares, the Adviser has entered into a contractual expense limitation agreement with the Company. Pursuant to the agreement, the Adviser has agreed to waive or limit its fees until August 1, 2008 so that the ratio of total annual operating expenses for the Fund's Institutional Shares will not exceed 1.29% of average net assets. This limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The Adviser will be entitled to reimbursement of any fees waived. The total amount of reimbursement recoverable by the Adviser (the "Reimbursement Amount") is the sum of all fees previously waived by the Adviser to the Fund during any of the previous three (3) years, less any reimbursement previously paid by the Fund to the Adviser with respect to any waivers, reductions, and payments made with respect to the Fund. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount. Such reimbursement must be authorized by the Board of Directors of the Company.

Portfolio Managers - William W. Priest and David N. Pearl serve as the Portfolio Managers of the Fund.

William W. Priest is a Managing Director, the Chief Executive Officer and a Portfolio Manager of Epoch Investment Partners, Inc. Prior to founding the Adviser in April 2004, Mr. Priest was the Co-Managing Partner and a Portfolio Manager at Steinberg Priest & Sloane Capital Management, LLC. Prior to joining Steinberg Priest, he was a Member of the Global Executive Committee of Credit Suisse Asset Management, Chairman and CEO of Credit Suisse Asset Management Americas, and CEO and Portfolio Manager of its predecessor firm, BEA Associates, which he co-founded in 1972. During his 30 year tenure at BEA Associates and Credit Suisse Asset Management, Mr. Priest developed the firm into a well-recognized investment manager with over $100 billion under management. He is a CPA, CFA and a graduate of Duke University and the University of Pennsylvania Wharton Graduate School of Business. Mr. Priest is the author of several published articles and papers on investing and finance, including the book, The Financial Reality of Pension Funding Under ERISA. He is a Director of Globe Wireless, InfraReDx and Duke University's Fuqua School of Business, and a Member of the Council on Foreign Relations

David N. Pearl is a Managing Director and Portfolio Manager of Epoch Investment Partners, Inc. Prior to joining the Adviser in April 2004, Mr. Pearl was a Managing Director and Portfolio Manager at Steinberg Priest & Sloane Capital Management, LLC, where he was responsible for managing both institutional and private client assets. Previously, he held a similar portfolio management position at ING Furman Selz Asset Management, where he was responsible for $200 million of institutional and private client assets. He also founded and managed Sagacity International Ltd., a long-short hedge fund. Prior to that, he was a Senior Portfolio Manager at Citibank Global Asset Management, where he managed over $200 million of mutual fund and institutional accounts assets, and ranked in the top decile of performance versus his peer group. Mr. Pear received an MBA from Stanford University Graduate School of Business, and a B.S. in Mechanical Engineering from the University of Pennsylvania.

The Statement of Additional Information provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of shares of the Fund.

Prior Performance of the Adviser - The following table sets forth performance data relating to the historical performance of several composite private accounts managed by the Adviser for the periods indicated, that have investment objectives, policies, strategies and risks substantially similar to those of the Fund. As of December 31, 2004, the composite performance of the private accounts represented the performance of eleven (11) private accounts with total assets of approximately $48.5 million, and represented approximately 4.8% of all assets managed by the Adviser. The data is provided to illustrate the past performance of the Adviser in managing substantially similar accounts as measured against a broad based market index and does not represent the performance of the Fund. You should not consider this performance data as an indication of future performance of the Fund.

The performance data shown below was calculated in accordance with industry standards. The performance data is unaudited. All returns presented were calculated on an average annualized total return basis and include all dividends and interest and realized and unrealized gains and losses. All returns are presented after the deduction of investment advisory fees, brokerage commissions and execution costs paid by the private accounts of the Adviser, without provision for federal or state income taxes. Custodial fees, if any, were not included in the calculation. Securities transactions are accounted for on the trade date and accrual accounting is used. Cash and equivalents are included in performance returns.

The private accounts for which results are reported are not subject to the same types of expenses to which the Fund is subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the 1940 Act or the Internal Revenue Code. Consequently, the performance results for the private accounts could have been adversely affected if the private accounts had been regulated as an investment company. In addition, the operating expenses incurred by the private accounts were lower than the anticipated operating expenses of the Fund, and, accordingly, the performance results of the composite private accounts are greater than what Fund performance would have been.


                          Average Annual Total Returns

             (For the periods ended December 31, 2004)

                                1 Year    5 Years    10 Years
Adviser's Composite Private
   All Cap
   U. S. Equity Accounts(1)     18.68%    10.04%      15.08%

Russell 3000(R) Index (2)         11.95%    - 1.17%     12.01%
--------

(1) The Adviser became a registered investment adviser under the Investment Advisers Act of 1940 in June, 2004. Performance for periods prior to June, 2004 is for the Advisers' investment team and accounts while at their prior firms, Steinberg Priest & Sloane Capital Management, LLC and Credit Suisse Asset Management. For the period January, 1995 through March, 2001, Mr. Priest was the only individual responsible for selecting the securities to buy and sell. The Adviser has the books and records supporting this performance. The Adviser has prepared and presented this performance in compliance with the Performance Presentation Standards of the Association for Investment Management and Research ("AIMR-PPS(R)"), the U. S. and Canadian version of the Global Investment Performance Standards. AIMR-PPS(R) has not been involved with the preparation or review of this performance.

(2) The Russell 3000(R) Index is an unmanaged index of 3000 companies representing approximately 98% of the investible U. S. equity market.

                             SHAREHOLDER INFORMATION

The Fund's share price, called its NAV per share, is determined and shares are priced as of the close of trading on the New York Stock Exchange (the "NYSE") (generally, 4:00 p.m. Eastern time) on each business day (the "Valuation Time") that the NYSE is open. As of the date of this prospectus, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the Fund's investments and other assets, subtracting any liabilities, and then dividing by the total number of shares outstanding.

Shares are bought at the public offering price per share next determined after a request has been received in proper form. The public offering price of the Fund's Institutional Shares is equal to the net asset value. Shares held by you are sold or exchanged at the net asset value per share next determined after a request has been received in proper form, less any applicable redemption charge on shares held for six (6) months or less. Any request received in proper form before the Valuation Time will be processed the same business day. Any request received in proper form after the Valuation Time will be processed the next business day.

The Fund's securities are valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors. Depositary Receipts will be valued at the closing price of the instrument last determined prior to the Valuation Time unless the Company is aware of a material change in value. Securities for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, whichever is earlier. Portfolio securities that are listed on foreign exchanges may experience a change in value on days when shareholders will not be able to purchase or redeem shares of the Fund. Generally, trading in corporate bonds, U. S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times.

The Company has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Fund when market prices are unavailable as well as under special circumstances, such as: (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security. Since most of the Fund's investments are in U. S. equity securities traded on U. S. securities exchanges, it is anticipated that the use of fair value pricing will be limited. However, the Company may use fair value pricing more often on foreign securities held by the Fund.

When the Company uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value. Any method used will be approved by the Board and results will be monitored to evaluate accuracy. The Company's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Company's procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

                                PURCHASING SHARES

You may purchase Institutional Shares of the Fund directly from First Dominion Capital Corp. (the "Distributor") or through brokers or dealers who are authorized by the Distributor to sell shares of the Fund. Institutional Shares of the Fund are also offered through financial supermarkets, advisers and consultants and other investment professionals. There are no sales charges in connection with purchasing Institutional Shares of the Fund. Investment professionals who offer Institutional Shares may require the payment of fees from their individual clients. If you invest through a third party, the policies and fees may be different from those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

Share Transactions - You may purchase and redeem Fund shares, or exchange shares of the Fund for those of another, by contacting any broker authorized by the Distributor to sell shares of the Fund, by contacting the Fund at (800) 527-9525 or by contacting Fund Services, Inc. (the "Transfer Agent"), the Fund's transfer and dividend disbursing agent, at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or by telephoning (800) 628-4077. Brokers may charge transaction fees for the purchase or sale of the Fund's shares, depending on your arrangement with the broker.

Customer Identification Program - Federal regulations require that the Company obtain certain personal information about you when opening a new account. As a result, the Company must obtain the following information for each person that opens a new account:

      o    Name;

      o    Date of birth (for individuals);

      o Residential or business street address (although post office boxes are still permitted for mailing); and

      o Social Security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Company may restrict your ability to purchase additional shares until your identity is verified. The Company also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time.

If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Minimum Investments - The minimum initial investment for Institutional Shares of the Fund is $100,000. Subsequent investments must be in amounts of $10,000 or more. The Company may waive the minimum initial investment requirement for purchases made by directors, officers and employees of the Company. The Company may also waive the minimum investment requirement for purchases by its affiliated entities and certain related advisory accounts and retirement accounts (such as IRAs). The Company may also change or waive policies concerning minimum investment amounts at any time. The Company retains the right to refuse to accept an order.

By Mail - For initial purchases, the account application, which accompanies this prospectus, should be completed, signed and mailed to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 together with your check payable to the Fund. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and social security number(s).

By Wire - You may purchase shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Company at
(800) 527-9525 or the Transfer Agent at (800) 628-4077 to advise the Company of your investment and to receive further instructions. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application promptly to the Transfer Agent. This account application is required to complete the Fund's records. You will not have access to your shares until the Fund's records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

General - The Company reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Fund when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase Institutional Shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.

                                REDEEMING SHARES

You may redeem Institutional Shares of the Fund at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your Institutional Shares until it has received all information and documents necessary for your request to be considered in "proper order." The Transfer Agent will promptly notify you if your redemption request is not in proper order. The Transfer Agent cannot accept redemption requests which specify a particular date for redemption or which specify any special conditions. The Company's procedure is to redeem Institutional Shares at the NAV determined after the Transfer Agent receives the redemption request in proper order. A one percent (1.00%) redemption charge is deducted from the proceeds of the Fund's Institutional Shares if shares are redeemed within six (6) months after purchase. The redemption fee is retained by the Fund to defray market effects, taxes and expenses created by short-term investments in the Fund. This redemption fee is meant to prevent short-term trading in the Fund. The redemption charge is a percentage of the NAV at the time of purchase. The Company reserves the right to waive this fee. Payment of redemption proceeds will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Company may suspend the right to redeem shares for any period during which the NYSE is closed or the U. S. Securities and Exchange Commission (the "SEC") determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

If you sell Institutional Shares through a securities dealer or investment professional, it is such person's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

Delivery of the proceeds of a redemption of Institutional Shares purchased and paid for by check shortly before the receipt of the redemption request may be delayed until the Fund determines that the Transfer Agent has completed collection of the purchase check, which may take up to 15 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receives a completed account application for the account to permit the Fund to verify the identity of the person redeeming the shares and to eliminate the need for backup withholding.

By Mail - To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application has been changed within the last 30 days, or if you ask that the proceeds be sent to a different person or address. Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays. There is no charge to shareholders for redemptions by mail.

By Telephone - You may redeem your shares by telephone if you requested this service on your initial account application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. There is no charge for establishing this service, but the Transfer Agent will charge your account a $10 service fee for each telephone redemption. The Transfer Agent may change the charge for this service at any time without prior notice. If it should become difficult to reach the Transfer Agent by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests, a shareholder may send a redemption request by overnight mail to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.

By Wire - If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

                             ADDITIONAL INFORMATION

Signature Guarantees - To help protect you and the Company from fraud, signature guarantees are required for: (i) all redemptions ordered by mail if you require that the check be made payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (ii) all requests to transfer the registration of shares to another owner; and (iii) all authorizations to establish or change telephone redemption service, other than through your initial Account Application.

In the case of redemption by mail, signature guarantees must appear on either:
(i) the written request for redemption; or (ii) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Company may waive these requirements in certain instances.

The following institutions are acceptable signature guarantors: (i) participants in good standing of the Securities Transfer Agents Medallion Program ("STAMP");
(ii) commercial banks which are members of the Federal Deposit Insurance Corporation ("FDIC"); (iii) trust companies; (iv) firms which are members of a domestic stock exchange; (v) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, that are authorized by charter to provide signature guarantees (e.g., credit unions, securities dealers and brokers, clearing agencies and national securities exchanges); and (vi) foreign branches of any of the above. In addition, the Company will guarantee your signature if you personally visit its offices at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235. The Transfer Agent cannot honor guarantees from notaries public, savings and loan associations, or savings banks.

Proper Form - Your order to buy shares is in proper form when your completed and signed account application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received.

Small Accounts - Due to the relatively higher cost of maintaining small accounts, the Fund may deduct $50 per year (billed quarterly) from your account or may redeem the shares in your account if it has a value of less than the required minimum investment. If you bring your account balance up to the required minimum no account fee or involuntary redemption will occur. The Company will not close your account if it falls below the required minimum solely because of a market decline. The Company reserves the right to waive this fee.

Exchange Privileges - You may exchange all or a portion of your shares in the Fund for the shares of the same class of certain other funds of the Company having different investment objectives, provided that the shares of the fund you are exchanging into are registered for sale in your state of residence. Your account may be charged $10 for a telephone exchange. An exchange is treated as a redemption and purchase and may result in realization of a gain or loss on the transaction.

Frequent Purchases and Sales of Fund Shares - Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the Fund's portfolio by its Portfolio Managers, increase portfolio transaction costs, and have a negative effect on the Fund's long term shareholders. For example, in order to handle large flows of cash into and out of the Fund, the Portfolio Managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the Fund's investment objective. Frequent trading may cause the Fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the Fund's performance.

Funds (such as this Fund) that may invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as "price arbitrage"). In addition, if the Fund invests in certain smaller capitalization companies that are, among other things, thinly traded, traded infrequently, or relatively illiquid, there is the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. To the extent that the Fund does not accurately value securities, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

Because of the potential harm to the Fund and its long-term shareholders, the Board has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the Fund may limit additional exchanges or purchases of Fund shares by shareholders who are believed by the Adviser to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of Fund shares. For this reason, the Fund reserves the right to reject any exchange or purchase of Fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the Adviser identifies as market timing, the Adviser will seek to block future purchases and exchanges of Fund shares by that account. Where surveillance of a particular account indicates activity that the Adviser believes could be either abusive or for legitimate purposes, the Fund may permit the account holder to justify the activity. The policies and procedures will be applied uniformly to all shareholders and the Fund will not accommodate market timers.

In an effort to deter market timing or other abusive trading activities, the Company has adopted a redemption fee. A 1.00% redemption fee shall be imposed on any shares redeemed within six (6) months after purchase. The redemption fee is retained by the Fund to defray market effects, taxes and expenses created by short-term investments in the Fund. This redemption fee is meant to prevent short-term trading in the Fund. The redemption charge is a percentage of the NAV at the time of purchase. The Company reserves the right to waive this fee. The redemption fee shall not apply towards shares purchased with the reinvestment of dividends. In determining the amount of any redemption fee, the shares having been held the longest in the account shall be considered redeemed first.

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds Fund shares for a number of its customers in one account. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares without the identity of the particular shareholder(s) being known to the Fund. Accordingly, the ability of the Fund to monitor and detect frequent share trading activity through omnibus accounts is very limited and there is no guarantee that the Fund will be able to identify shareholders who may be engaging in frequent trading activity through omnibus accounts or to curtail such trading.

The Fund's policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Fund's Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the Fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the Fund is unable to detect and deter trading abuses, the Fund's performance, and its long term shareholders, may be harmed. In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of Fund shares, even when the trading is not for abusive purposes.

Modification or Termination - Excessive trading can adversely impact Fund performance and shareholders. Therefore, the Company reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Company also reserves the right to refuse exchange requests by any person or group if, in the Company's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Company further reserves the right to restrict or refuse an exchange request if the Company has received or anticipates simultaneous orders affecting significant portions of the Fund's assets or detects a pattern of exchange requests that coincides with a "market timing" strategy. Although the Company will attempt to give you prior notice when reasonable to do so, the Company may modify or terminate the Exchange Privilege at any time.

How to Transfer Shares - If you wish to transfer Institutional Shares to another owner, send a written request to the Transfer Agent. Your request should include
(i) the name of the Fund and existing account registration; (ii) signature(s) of the registered owner(s); (iii) the new account registration, address, taxpayer identification number and how dividends and capital gains are to be distributed;
(iv) any stock certificates which have been issued for the Institutional Shares being transferred; (v) signature guarantees (See "Signature Guarantees"); and
(vi) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call the Transfer Agent at (800) 628-4077.

Account Statements and Shareholder Reports - Each time you purchase, redeem or transfer shares of the Fund, you will receive a written confirmation. You will also receive a year-end statement of your account if any dividends or capital gains have been distributed, and an annual and a semi-annual report.

Shareholder Communications - The Fund may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund at (800) 527-9525.

                             DISTRIBUTIONS AND TAXES

Dividends and Capital Gain Distributions - Dividends from net investment income, if any, are declared and paid annually. The Fund intends to distribute annually any net capital gains.

Dividends and distributions will automatically be reinvested in additional shares of the Fund, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. Shareholders will be subject to tax on all dividends and distributions whether paid to them in cash or reinvested in shares. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of the Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." To avoid buying a dividend, check the Fund's distribution schedule before you invest.

Taxes - In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any capital gains the Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Other Fund distributions (including distributions attributable to short-term capital gains of the Fund) will generally be taxable to you as ordinary income. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of the Fund for shares of a different fund of the Company is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-deferred retirement account) will not be currently taxable. Non-U. S. investors may be subject to U. S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

By law, the Fund must withhold 28% of your taxable distribution and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the Internal Revenue Service (the "IRS") has notified you that you are subject to backup withholding and instructs the Fund to do so.

                                TABLE OF CONTENTS

                                                                            PAGE

RISK/RETURN SUMMARY...............................................1
FEES AND EXPENSES.................................................3
OBJECTIVE AND STRATEGIES..........................................5
RISKS FACTORS.....................................................6
DISCLOSURE OF PORTFOLIO HOLDINGS..................................8
MANAGEMENT........................................................8
SHAREHOLDER INFORMATION..........................................11
PURCHASING SHARES................................................12
REDEEMING SHARES.................................................14
ADDITIONAL INFORMATION...........................................15
DISTRIBUTIONS AND TAXES..........................................18


You'll find more information about the Fund in the following documents:

The Fund's annual and semi-annual reports will contain more information about the Fund and a discussion of the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

For more information about the Fund, you may wish to refer to the Fund's Statement of Additional Information (the "SAI") dated August 1, 2005, which is on file with the SEC and incorporated by reference into this prospectus. You can obtain a free copy of the annual and semi-annual reports, and the SAI by writing to The World Funds, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, by calling toll free (800) 527-9525 or by e-mail at: mail@shareholderservices.com. You may also obtain a free copy of the annual and semi-annual reports from the Company's website at: worldfundsonline.com. General inquiries regarding the Fund may also be directed to the above address or telephone number.

Information about the Company, including the SAI, can be reviewed and copied at the SEC's Public Reference Room, 450 Fifth Street NW, Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information regarding the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington D.C. 20549-0102.

(Investment Company Act File No.  811-8255)

                             THE WORLD FUNDS, INC.
                       8730 Stony Point Parkway, Suite 205
                            Richmond, Virginia 23235
                                 (800) 527-9525


                       STATEMENT OF ADDITIONAL INFORMATION

                         Epoch U.S. All Cap Equity Fund

                                 August 1, 2005


This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current prospectus of the Epoch U.S. All Cap Equity Fund (the "Fund") dated August 1, 2005, as may be supplemented or revised from time to time. You may obtain the prospectus of the Fund, free of charge, by writing to The World Funds, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or by calling (800) 527-9525.

                                TABLE OF CONTENTS

                                                                PAGE

GENERAL INFORMATION...............................................1
-------------------
ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS...............1
---------------------------------------------------
INVESTMENT OBJECTIVE..............................................1
--------------------
STRATEGIES AND RISKS..............................................1
--------------------
INVESTMENT PROGRAMS...............................................1
-------------------
INVESTMENT RESTRICTIONS...........................................8
-----------------------
DISCLOSURE OF THE FUND'S PORTFOLIO SECURITIES....................11
MANAGEMENT OF THE COMPANY........................................10
-------------------------
PRINCIPAL SECURITIES HOLDERS.....................................18
----------------------------
INVESTMENT ADVISER AND ADVISORY AGREEMENT........................18
-----------------------------------------
MANAGEMENT-RELATED SERVICES......................................20
---------------------------
PORTFOLIO TRANSACTIONS...........................................21
----------------------
CAPITAL STOCK AND DIVIDENDS......................................22
---------------------------
ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES.................23
------------------------------------------------
SPECIAL SHAREHOLDER SERVICES.....................................25
----------------------------
TAX STATUS.......................................................26
----------
INVESTMENT PERFORMANCE...........................................27
----------------------
FINANCIAL INFORMATION............................................29
---------------------
PROXY AND CORPORATE ACTION VOTING POLICIES
AND PROCEDURES...........................................APPENDIX A

                               GENERAL INFORMATION

The World Funds, Inc. (the "Company") was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act") commonly known as a "mutual fund." This SAI relates to the prospectus for the Institutional Shares of the Epoch U.S. All Cap Equity Fund (the "Fund"). The Fund is a separate investment portfolio or series of the Company. The Fund is a "diversified" series as that term is defined in the 1940 Act. As of the date of this SAI, the Fund is authorized to issue one class of shares, Institutional Shares, imposing no front-end sales charge, charging a one percent (1.00%) redemption charge if shares are redeemed within six (6) months of purchase and not charging 12b-1 fees. See "Capital Stock and Dividends" in this SAI.


        ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

The following information supplements the discussion of the Fund's investment objective and policies. The Fund's investment objective and fundamental investment policies may not be changed without approval by vote of a majority of the outstanding voting shares of the Fund. As used in this SAI, a "majority of outstanding voting shares" means the lesser of: (1) 67% of the voting shares of the Fund represented at a meeting of shareholders at which the holders of 50% or more of the shares of the Fund are represented; or (2) more than 50% of the outstanding voting shares of the Fund. The investment programs, restrictions and the operating policies of the Fund that are not fundamental policies can be changed by the Board of Directors of the Company without shareholder approval; except that, the Company will give its investors at least sixty (60) days prior written notice of any change with respect to its policy of investing, under normal market conditions, at least 80% of its assets in equity securities of U.S. companies across all market capitalization.


                              INVESTMENT OBJECTIVE

The Fund's investment objective is long-term capital appreciation. All investments entail some market and other risks. For instance, there is no assurance that the Fund will achieve its investment objective. You should not rely on an investment in the Fund as a complete investment program.


                              STRATEGIES AND RISKS

The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Fund's prospectus. In seeking to meet its investment objective, the Fund may invest in any type of security whose characteristics are consistent with its investment programs described below.


                               INVESTMENT PROGRAMS

Convertible Securities - The Fund may invest in convertible securities and considers such securities to be "equity securities" for purposes of its investment strategies. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible security generally varies inversely with interest rates. While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of higher yield or capital appreciation. In such situations, the Fund may have to pay more for a convertible security than the value of the underlying common stock.

Warrants - The Fund may invest in warrants and considers such securities to be "equity securities" for purposes of its investment strategies. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.

Debentures - The Fund may invest in debentures, which are general debt obligations backed only by the integrity of the borrower and documented by an agreement called an indenture. An unsecured bond is a debenture.

Preferred Stock - The Fund may invest in preferred stock, which is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

Most preferred stock is cumulative; if dividends are passed (not paid for any reason), they accumulate and must be paid before common dividends. A passed dividend on non-cumulative preferred stock is generally gone forever. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from non-participating preferred, which is limited to the stipulated dividend. Adjustable rate preferred stock pays a dividend that is adjustable, usually quarterly, based on changes in the treasury bill rate or other money market rates.

Illiquid Securities - The Fund may invest up to 15% of its net assets in illiquid securities. For this purpose, the term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount which the Fund has valued the securities. Illiquid securities include generally, among other things, certain written over-the-counter options, securities or other liquid assets as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests and other securities whose disposition is restricted under the federal securities laws.

Debt Securities - Under normal circumstances, the Fund will have at least 80% of its assets invested in equity securities of U.S. companies across all market capitalizations. The Fund may invest up to 20% of its assets in high quality money market instruments and repurchase agreements. Such securities include obligations of governments, instrumentalities and corporations. The high quality money market securities in which the Fund may invest will be rated at the time of purchase in the top two ratings categories by Moody's Investors Service, Inc. ("Moody's"), or by Standard & Poor's Rating Group ("S&P"), or will be determined to be of equivalent quality by the Fund's investment adviser.

Put and Call Options - A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, index, currency or other instrument at the exercise price. The Fund may purchase a put option on a security to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in market value by giving the Fund the right to sell such instrument at the option exercise price. Such protection is, of course, only provided during the life of the put option when the Fund is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs.

A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity to profit from a market increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option which the Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

The premium received is the market value of an option. The premium the Fund will receive from writing a call option, or, which it will pay when purchasing a put option, will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, the general supply and demand for credit conditions, and the general interest rate environment. The premium received by the Fund for writing covered call options will be recorded as a liability in its statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the Fund's net asset value ("NAV") per share is computed (currently, the close of regular trading on the New York Stock Exchange ("NYSE")), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option.

The premium paid by the Fund when purchasing a put option will be recorded as an asset in its statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the Fund's NAV per share is computed, or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security upon the exercise of the option.

The purchase of a put option will constitute a short sale for federal tax purposes. The purchase of a put at a time when the substantially identical security held long has not exceeded the long term capital gain holding period could have adverse tax consequences. The holding period of the long position will be cut off so that even if the security held long is delivered to close the put, short term gain will be recognized. If substantially identical securities are purchased to close the put, the holding period of the securities purchased will not begin until the closing date. The holding period of the substantially identical securities not delivered to close the short sale will commence on the closing of the short sale.

The Fund will purchase a call option only to close out a covered call option it has written. It will write a put option only to close out a put option it has purchased. Such closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or, to permit the sale of the underlying security.

Furthermore, effecting a closing transaction will permit the Fund to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price. If it cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs, including brokerage commissions. The Fund will pay brokerage commissions in connection with the writing or purchase of options to close out previously written options. Such brokerage commissions are normally higher than those applicable to purchases and sales of portfolio securities.

Options written by the Fund will normally have expiration dates between three and nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional brokerage commissions will be incurred.

The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option; however, any loss so incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different call or put option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

A put or call option may be exercised at any time during the option period. The Fund is authorized to purchase and sell exchange-listed options and over-the-counter options ("OTC options"). Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although cash settlement may become available in the future. Index options are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options;
(2) restrictions on transactions imposed by an exchange; (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (4) interruption of the normal operations of the OCC or an exchange; (5) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days.

Although not required to do so, the Fund generally expects to enter into OTC options that have cash settlement provisions. Unless the parties provide otherwise, there is no central clearing or guaranty function in an OTC option.

As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Fund's investment adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any other nationally recognized statistical rating organization (a "NRSRO"). The staff of the U. S. Securities and Exchange Commission (the "SEC") currently takes the position that OTC options purchased by the Fund and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its assets in illiquid securities.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge against a decrease in the value of the underlying securities or instruments in its portfolio. The premium may also increase the Fund's income. The sale of put options can also provide income.

The Fund may purchase and sell call options on securities, including U. S. Treasury and agency securities, mortgage-backed securities and corporate debt securities that are traded in U. S. securities exchanges and in the over-the-counter markets, and futures contracts. The Fund may purchase and sell call options on currencies. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

The Fund may purchase and sell put options on securities including U. S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities and convertible securities (whether or not the Fund holds the above securities in its portfolio), and futures contracts. The Fund may not purchase or sell futures contracts on individual corporate debt securities. The Fund may purchase and sell put options on currencies. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price. For tax purposes, the purchase of a put is treated as a short sale, which may cut off the holding period for the security. Consequently, the purchase of a put is treated as generating gain on securities held less than three months or short term capital gain (instead of long term) as the case may be.

Options on Securities Indices and Other Financial Indices - The Fund may also purchase and sell call and put options on securities indices and other financial indices. By doing so, the Fund can achieve many of the same objectives that it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value.

The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or any other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Futures - The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or currency market changes and for risk management purposes. The use of futures for hedging is intended to protect the Fund from (1) the risk that the value of its portfolio of investments may decline before it can liquidate its interest, or (2) the risk that a market in which it proposes to invest may have significant increases in value before it actually invests in that market. In the first instance, the Fund will sell a future based upon a broad market index which it is believed will move in a manner comparable to the overall value of securities in that market. In the second instance, the Fund will purchase the appropriate index as an "anticipatory" hedge until it can otherwise acquire suitable direct investments in that market. The value of the cash or portfolio securities being hedged may not have a perfect correlation. The projection of future market movement and the movement of appropriate indices is difficult, and the successful execution of this short-term hedging strategy is uncertain.

Regulatory policies governing the use of such hedging techniques require the Fund to provide for the deposit of initial margin and the segregation of suitable assets to meet its obligations under futures contracts. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements, particularly the rules and regulations of the Commodity Futures Trading Commission. The Fund will use such techniques only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit an amount of cash or other specified assets (initial margin), which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances) with a financial intermediary as security for its obligations. Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract, it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantage price or that delivery will occur.

The Fund will not enter into a futures contract or related option (except for closing transactions) if immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Combined Transactions - The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple interest rate transactions and any combination of futures, options and interest rate transactions ("component transactions"), instead of a single Strategic Transaction or when the investment adviser believes that it is in the Fund's best interests to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the investment adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Segregated and Other Special Accounts - In addition to other requirements, many transactions require the Fund to segregate liquid high grade assets with its custodian to the extent Fund obligations are not otherwise "covered" through the ownership of the underlying security, financial instruments or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or segregate liquid high grade assets equal to the excess of the index value over the exercise price industry or other on a current basis. A put option written by the Fund requires the Fund to segregate liquid, high grade assets equal to the exercise price. A currency contract which obligates the Fund to buy or sell currency will generally requires the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid high grade assets equal to the amount of the Fund's obligation.

OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange-listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange-listed options sold by the Fund generally settle with physical delivery, and the Fund will segregate an amount of liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating sufficient liquid assets. Such assets may consist of cash, cash equivalents, liquid debt securities or other liquid assets.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets, if the Fund holds a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offered in combinations.

If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to such time, liquid assets equal to any remaining obligation would need to be segregated.

The Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

Depositary Receipts - American Depositary Receipts ("ADRs") are receipts typically issued in the U. S. by a bank or trust company evidencing ownership of an underlying foreign security. The Fund may invest in ADRs which are structured by a U. S. bank without the sponsorship of the underlying foreign issuer. In addition to the risks of foreign investment applicable to the underlying securities, such unsponsored ADRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U. S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U. S. market may not be current.

Like ADRs, European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and Registered Depositary Certificates ("RDCs") represent receipts for a foreign security. However, they are issued outside of the U. S. The Fund may also invest in EDRs, GDRs and RDCs. EDRs, GDRs and RDCs involve risks comparable to ADRs, as well as the fact that they are issued outside of the U. S.

U. S. Government Securities - The Fund may invest in U. S. government securities. The term "U. S. Government Securities" refers to a variety of securities which are issued or guaranteed by the U. S. Treasury, by various agencies of the U. S. government, and by various instrumentalities which have been established or sponsored by the U. S. government. U. S. Treasury securities are backed by the full faith and credit of the United States. Securities issued or guaranteed by U. S. government agencies or U. S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim directly against the United States in the event the agency or instrumentality does not meet its commitment. An instrumentality of the U. S. government is a government agency organized under Federal charter with government supervision.

Repurchase Agreements - As a means of earning income for periods as short as overnight, the Fund may enter into repurchase agreements that are collateralized by U. S. government securities. The Fund may enter into repurchase commitments for investment purposes for periods of 30 days or more. Such commitments involve investment risks similar to those of the debt securities in which the Fund invests. Under a repurchase agreement, the Fund acquires a security, subject to the seller's agreement to repurchase that security at a specified time and price. A purchase of securities under a repurchase agreement is considered to be a loan by the Fund. The Fund's investment adviser monitors the value of the collateral to ensure that its value always equals or exceeds the repurchase price and also monitors the financial condition of the seller of the repurchase agreement. If the seller becomes insolvent, the Fund's right to dispose of the securities held as collateral may be impaired and the Fund may incur extra costs. Repurchase agreements for periods in excess of seven days may be deemed to be illiquid.

Portfolio Turnover - Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to the Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Fund's investment adviser makes purchases and sales for the Fund's portfolio whenever necessary, in the investment adviser's opinion, to meet the Fund's objective. The investment adviser anticipates that the average annual portfolio turnover rate of the Fund will be between 50% and 75%.

Other Investments - The Board of Directors may, in the future, authorize the Fund to invest in securities other than those listed in this SAI and in the prospectus, provided such investments would be consistent with the Fund's investment objective and that such investment would not violate the Fund's fundamental investment policies or restrictions.


                             INVESTMENT RESTRICTIONS

Fundamental Investment Policies and Restrictions - The Fund has adopted the following fundamental investment restrictions. The fundamental investment restrictions cannot be changed without approval by the vote of a "majority of the outstanding voting securities" of the Fund.

As a matter of fundamental policy, the Fund will not:

1)....As to 75% of its assets, purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the Government of the United States or any agency or instrumentality thereof) if, as a result of such purchase, more than 5% of its total assets would be invested in the securities of such issuer.

2)....Purchase stock or securities of an issuer (other than the obligations of the United States or any agency or instrumentality thereof) if such purchase would cause the Fund to own more than 10% of any class of the outstanding voting securities of such issuer.

3)....Act as an underwriter of securities of other issuers, except that the Fund may invest up to 10% of the value of its total assets (at time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933, as amended, or any foreign law restricting distribution of securities in a country of a foreign issuer.

4)....Buy or sell commodities or commodity contracts, provided that the Fund may enter into forward foreign currency contracts, foreign currency futures contracts, futures contracts and options thereon.

5)....Borrow money or issue senior securities, except to the extent permitted by the 1940 Act.

6)....Make  loans,  except  that the  Fund  may (1) lend  portfolio securities;  and (2) enter into  repurchase  agreements  secured by
U. S. government securities.

7)....Invest more than 25% of the Fund's total assets in securities of one or more issuers having their principal business activities in the same industry. For the purpose of this restriction, there is no limitation with respect to securities issued or guaranteed by the U. S. government, telephone companies are considered to be in a separate industry from gas and electric public utilities, and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

8)....Invest in securities of other investment companies except by purchase in the open market involving only customary broker's commissions, or as part of a merger, consolidation, or acquisition of assets.

9)....Invest  in   interests   in  oil,   gas,  or  other   mineral
explorations or development programs.

10)...Participate on a joint or a joint and several basis in any securities trading account.

11)...Purchase or sell real estate, except that the Fund may invest in: (1) securities of companies which deal in real estate or mortgages; and (2) securities secured by real estate or interests therein, and that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities.

12)...Invest in companies for the purpose of exercising control.

13)...Purchase securities on margin, except that it may utilize such short-term credits as may be necessary for clearance of purchases or sales of securities.

In applying the fundamental investment policies and restrictions:

.......1) In applying the fundamental policy and restriction concerning concentration set forth above (i.e., not investing more than 25% of total assets in one industry), investments in certain categories of companies will not be considered to be investments in a particular industry. Examples of these categories include:

      (a) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry;

      (b) technology companies will be divided according to their products and services, for example, hardware, software, information services and outsourcing, or telecommunications will each be a separate industry; and,

      (c) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry.

     2) Except with respect to their fundamental limitations with respect to borrowings, the Fund adheres to the percentage restrictions on investment or utilization of assets set forth above at the time an investment is made. A later change in percentage resulting from changes in the value or the total cost of the Fund's assets will not be considered a violation of the restriction.

Non-Fundamental Policies and Restriction - In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the prospectus and elsewhere in the SAI, the Fund will be subject to the following investment restrictions. Theses restrictions are considered non-fundamental and may be changed by the Board of Directors without shareholder approval.

As a matter of non-fundamental policy, the Fund may not:

1) Invest more than 15% of its net assets in illiquid securities.

2) Engage in arbitrage transactions.

            DISCLOSURE OF PORTFOLIO SECURITIES HOLDINGS

The Company maintains written policies and procedures regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Fund's shareholders. The Board of Directors reviews these policies and procedures on an annual basis. Compliance will be periodically assessed by the Board in connection with a report from the Company's Chief Compliance Officer. In addition, the Board has reviewed and approved the list below of entities that may receive portfolio holdings information prior to and more frequently than the public disclosure of such information (i.e., "non-standard disclosure"). The Board has also delegated authority to the Company's President and to senior management at the Company's administrator, Commonwealth Shareholder Services, Inc. ("CSS"), to provide such information in certain circumstances (see below). The Board is notified of, and reviews any requests for non-standard disclosure approved by the Company's President and/or senior management at CSS. CSS reports quarterly to the Board regarding the implementation of such policies and procedures.

The Company is required by the U.S. Securities and Exchange Commission (the "SEC") to file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Company's annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters. The portfolio holdings information provided in these reports is as of the end of the quarter in question. Form N-CSR must be filed with the SEC no later than ten (10) calendar days after the Company transmits its annual or semi-annual report to its shareholders. Form N-Q must be filed with the SEC no later than sixty (60) calendar days after the end of the applicable quarter.

The Company's service providers which have contracted to provide services to the Company and its funds, including, for example, the custodian and the fund accountants, and which require portfolio holdings information in order to perform those service, may receive non-standard disclosure. Non-standard disclosure of portfolio holdings information may also be provided to a third-party when the Company has a legitimate business purpose for doing so. The Company has the following ongoing arrangements with certain third parties to provide the Fund's full portfolio holdings:

1. to the Company's auditors within sixty (60) days after the applicable fiscal period for use in providing audit opinions;

2. to financial printers within sixty (60) days after the applicable fiscal period for the purpose of preparing Company regulatory filings;

3. to rating agencies on a monthly basis for use in developing a rating for the Fund; and

4. to the Company's administrator, custodian, transfer agent and accounting services provider on a daily basis in connection with their providing services to the Fund.

The Company currently has no other arrangements for the provision of non-standard disclosure to any party or shareholder.

Other than the non-standard disclosure discussed above, if a third-party requests specific, current information regarding the Fund's portfolio holdings, the Company will refer the third-party to the latest regulatory filing.

Non-standard disclosure of portfolio holdings may only be made pursuant to a written request that has been approved by the Board of Directors of the Company. The Board of Directors has authorized the President of the Company and senior management at CSS to consider and approve such written requests for non-standard disclosure; provided that, they promptly report any such approval to the Board of Directors of the Company.

All of the arrangements above are subject to the policies and procedures adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of a Company and its shareholders. There may be instances where the interests of the Company's shareholders respecting the disclosure of information about portfolio holdings may conflict or appear to conflict with the interests of the Fund's investment adviser, any principal underwriter for the Company or an affiliated person of the Company (including such affiliated person's investment adviser or principal underwriter). In such situations, the conflict must be disclosed to the Board of Directors of the Company, and the Board must be afforded the opportunity to determine whether or not to allow such disclosure.

Affiliated persons of the Company who receive non-standard disclosure are subject to restrictions and limitations on the use and handling of such information pursuant to a Code of Ethics, including requirements to maintain the confidentiality of such information, pre-clear securities trades and report securities transactions activity, as applicable. Affiliated persons of the Trust and third party service providers of the Company receiving such non-standard disclosure will be instructed that such information must be kept confidential and that no trading on such information should be allowed.

Neither the Company nor its Adviser or any affiliate thereof receives compensation or other consideration in connection with the non-standard disclosure of information about portfolio securities.

                            MANAGEMENT OF THE COMPANY

Directors and Officers - The Company is governed by a Board of Directors, which is responsible for protecting the interests of shareholders. The directors are experienced businesspersons who meet throughout the year to oversee the Company's activities, review contractual arrangements with companies that provide services to the Fund and review performance. The names, addresses and ages of the directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. The directors who are considered "interested persons" as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the investment adviser and the principal underwriter, and officers of the Company, are noted with an asterisk(*).

-------------------------------------------------------------------------
Name, Address and   Position(sNumber  Principal               Other
Age                 Held      of      Occupation(s) During    Directorships
                    with      Fund    the Past 5 Years        by
                    Company   in                              Directors
                    and       Company                         and
                    Tenure    Overseen                        Number of
                                                              Funds in
                                                              the
                                                              Complex
                                                              Overseen
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Interested Directors:
-------------------------------------------------------------------------
-------------------------------------------------------------------------
*  John Pasco, III  Chairman, 8       Mr. Pasco is Treasurer  The World
8730 Stony Point    Director          and a Director of       Insurance
Parkway             and               Commonwealth            Trust --
Suite 205           Treasurer         Shareholder Services,   1 Fund;
Richmond, VA 23235  since             Inc. ("CSS"), the       and
(58)                May, 1997         Company's               Vontobel
                                      Administrator, since    Fund,
                                      1985; President
                                      and Inc. Director of
                                      First Dominion
                                      Capital Corp. ("FDCC"),
                                      the Company's
                                      underwriter; President
                                      and Director of
                                      Fund Services, Inc.,
                                      the Company's
                                      Transfer and Disbursing
                                      Agent since 1987;
                                      President and Treasurer
                                      of Commonwealth
                                      Capital Management, Inc.
                                      since 1983 which
                                      also owns an interest
                                      an interest in the
                                      investment adviser to
                                      the Third Millennium
                                      Russia Fund, another
                                      fund of the Company;
                                      President of Commonwealth
                                      Capital
                                      Management, LLC, the
                                      adviser to the Fund
                                      and the adviser to the
                                      GenomicsFund series
                                      of the Company, since
                                      December, 2000;
                                      President and Director
                                      of Commonwealth
                                      Fund Accounting, Inc.,
                                      which provides
                                      bookkeeping services
                                      to the Company; and
                                      Chairman, Trustee and
                                      Treasurer of The
                                      World Insurance Trust,
                                      a registered
                                      investment company,
                                      since May, 2002; and
                                      Chairman, Director and
                                      Treasurer of
                                      Vontobel Funds, Inc.,
                                      a registered
                                      investment company,
                                      since March, 1997. Mr.
                                      Pasco is also a certified public
                                      accountant.
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Non-Interested Directors:
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Samuel Boyd, Jr.    Director  8       Retired.  Mr. Boyd was  The World
10808 Hob Nail      since             Manager of the          Insurance
Court               May, 1997         Customer Services       Trust --
Potomac, MD 20854                     Operations and          1 Fund;
(63)                                  Accounting Division of  Satuit
                                      the Potomac Electric    Capital
                                      Power Company from      Management
                                      August,1978 until       Trust --
                                      April, 2005;  a         1 Fund;
                                      Trustee of The World    Janus
                                      Insurance Trust, a      Advisors
                                      registered investment   Series
                                      company, since May,     Trust --
                                      2002; a Trustee of      2 Funds;
                                      Satuit Capital          and
                                      Management Trust, a     Vontobel
                                      registered investment   Funds,
                                      company, since          Inc.
                                      October, 2002; a
                                      Trustee of Janus
                                      Advisors Series
                                      Trust,  a registered
                                      investment  company,
                                      since September, 2003;
                                      and Director of
                                      Vontobel Funds, Inc.,
                                      a registered
                                      investment company,
                                      since March, 1997.
                                      Mr. Boyd is also a
                                      certified public
                                      accountant.
-------------------------------------------------------------------------
-------------------------------------------------------------------------
William E. Poist    Director  8       Mr. Poist is a          The World
5272 River Road     since             financial and tax       Insurance
Bethesda, MD 20816  May, 1997         consultant through his  Trust --
(67)                                  firm Management Funds   1 Fund;
                                      Consulting for          Satuit
                                      Professionals  since    Capital
                                      1968; a Trustee of      Management
                                      Satuit  Capital         Trust --
                                      Management Trust, a     1 Fund;
                                      registered investment   and
                                      company,                Vontobel
                                      since                   Funds,
                                      November, 2003; and a   Inc.
                                      Trustee of The World
                                      Insurance Trust, a
                                      registered investment
                                      company, since May,
                                      2002; and Director of
                                      Vontobel Funds,
                                      Inc.,  a registered
                                      investment company,
                                      since March, 1997. Mr.
                                      Poist is also a
                                      certified public
                                      accountant.
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Paul M. Dickinson   Director  8       Mr. Dickinson is        The World
8704 Berwickshire   since             President of Alfred J.  Insurance
Drive               May, 1997         Dickinson, Inc.         Trust --
Richmond, VA 23229                    Realtors since April,   1 Fund;
(56)                                  1971; a Trustee of      Satuit
                                      Satuit Capital          Capital
                                      Management Trust, a     Management
                                      registered investment   Trust --
                                      company,  since         1 Fund;
                                      November,  2003;        and
                                      Trustee of The World    Vontobel
                                      Insurance Trust,  a     Funds,
                                      registered investment   Inc.
                                      company, since May,
                                      2002; and Director of
                                      Vontobel Funds, Inc.,
                                      a registered
                                      investment company,
                                      since March, 1997.
-------------------------------------------------------------------------

-------------------------------------------------------------------------
Name, Address and   Position(sNumber  Principal               Other
Age                 Held      of      Occupation(s) During    Directorships
                    with      Fund    the Past 5 Years        by
                    Company   in                              Directors
                    and       Company                         and
                    Tenure    Overseen                        Number of
                                                              Funds in
                                                              the
                                                              Complex
                                                              Overseen
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Officers:
-------------------------------------------------------------------------
-------------------------------------------------------------------------
F. Byron Parker, Secretary    N/A Mr.  Parker is                N/A
Jr.              since                 Secretary of CSS and
1500 Forest Ave  May, 1997             FDCC since 1986;
Suite 222                              Secretary of The World
Richmond, VA 23229                     Insurance Trust, a (
60)                                    registered investment
                                       company, since May, 2002;
                                       and Secretary of
                                       Vontobel Funds, Inc.,
                                       a registered
                                       investment company,
                                       since March, 1997; and
                                       partner in the law
                                       firm Parker and
                                       McMakin.
-------------------------------------------------------------------------
-------------------------------------------------------------------------
* Jane H. Williams  Vice      N/A     Ms. Williams is         N/A
245 Lytton Avenue   President         President of Sand Hill
Suite 250           of the            Advisors, a registered
Palo Alto, CA       Company           investment adviser,
94301-1465          and               since August, 2000 and
(53)                President         was the Executive Vice
                    of the            President of Sand Hill
                    Sand              Advisors, since 1982.
                    Hill
                    Portfolio
                    Manager
                    Fund
                    series
                    since
                    May,
                    1997/
-------------------------------------------------------------------------
-------------------------------------------------------------------------
*  Leland H. Faust  President N/A     Mr. Faust is            N/A
One Montgomery      of the            President of CSI
Street              CSI               Capital Management,
Suite 2525          Equity            Inc., a registered
San Francisco, CA   Fund              investment adviser,
94104               series            since 1978.  Mr. Faust
(57)                since             is also a partner in
                    October,          the law firm Taylor &
                    1997              Faust since September,
                                      1975.
-------------------------------------------------------------------------
-------------------------------------------------------------------------
*  Stephen Goddard  Vice      N/A     Mr. Goddard has been    N/A
One James Center    President         the President and
Suite 1501          of the            principal shareholder
Richmond, VA 23219  Company           of The London Company,
(43)                and               a registered
                    President         investment adviser,
                    of the            since its inception
                    New               and has  been the
                    Market            portfolio manager of
                    Fund              the New Market Fund
                    series            series since its
                    since             inception on October
                    March,            1, 1998.  Mr. Goddard
                    2003              is also a director and
                                      shareholder of
                                      Virginia Management
                                      Investment
                                      Corporation, a
                                      registered investment
                                      adviser. Mr. Goddard
                                      has sixteen years
                                      experience in senior
                                      portfolio management,
                                      security analysis and
                                      finance.

-------------------------------------------------------------------------
-------------------------------------------------------------------------
*  John T. Connor,  Vice      N/A     Mr. Connor is           N/A
Jr.                 President         President of Third
1185 Avenue of the  of the            Millennium Investment
Americas, 32nd      Company           Advisors, LLC, a
Floor               and               registered investment
New York, NY 10036  President         adviser, since April,
(62)                of the            1998; and Chairman of
                    Third             ROSGAL Insurance since
                    Millennium        1993.
                    Russia
                    Fund
                    series
                    since
                    October,
                    1998
-------------------------------------------------------------------------

-------------------------------------------------------------------------
Name, Address and   Position(sNumber  Principal               Other
Age                 Held      of      Occupation(s) During    Directorships
                    with      Fund    the Past 5 Years        by
                    Company   in                              Directors
                    and       Company                         and
                    Tenure    Overseen                        Number of
                                                              Funds in
                                                              the
                                                              Complex
                                                              Overseen
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Officers (continued):
-------------------------------------------------------------------------
-------------------------------------------------------------------------
*  Robert J.        Vice      N/A     Chairman,  President    N/A
Sullivan            President         and Treasurer of
2608 Goldbug Avenue of the            Satuit Capital
Sullivan's Island,  Company           Management Trust, an
SC 29482            and               open-end investment
(42)                President         management company,
                    of the            since December, 2000;
                    GenomicsFund      Managing Director and
                    series            Investment Officer of
                    since             Satuit Capital
                    January,          Management, LLC, a
                    2003              registered investment
                                      adviser, from June, 2000 to Present;
                                      Portfolio Manager and Senior Equity
                                      Analyst at Cadence Capital Management from
                                      1997 to 2000, an institutional asset
                                      management firm.
-------------------------------------------------------------------------
-------------------------------------------------------------------------
*  Russell Platt    Vice      N/A     Mr. Platt is Chief      N/A
518 17th Street     President         Executive Officer of
Suite 1700          of the            Forum Partners, an
Denver, CO 80202    Company           investment management
                    and               firm. Previously he
                    President         was a Managing
                    of the            Director of Security
                    Dividend          Capital Research and
                    Capital           Management, Inc.'s
                    Realty            investment management
                    Income            subsidiary Prior to
                    Fund              joining Security
                    series            Capital, Mr. Platt
                    since             served as
                    December,         President-International
                    2003              of JER Partners, a
                                      real estate investment company, and prior
                                      to that, served from 1982 to 1999 at
                                      Morgan Stanley.
-------------------------------------------------------------------------
-------------------------------------------------------------------------
*  Gunter Faschang  Vice      N/A     Mr. Faschang began his  N/A
450 Park Avenue     President         career in September
New York, NY 10022  of the            1995 as a registered
(31)                Company           trader on the floor of
                    and               the Frankfurt Stock
                    President         Exchange with  Sputz
                    of the            AG and Exco-Bierbaum.
                    Eastern           In March 1997 he
                    European          joined Investmentbank
                    Equity            Austria, Vienna, as a
                    Fund              Central European
                    series            equity strategist. In
                    since             January 1998 Mr.
                    May, 2001         Faschang moved to
                                      Erste Bank, Vienna,
                                      as a Central European
                                      equity strategist and
                                      sector analyst for
                                      Russian oil stocks,
                                      with responsibility
                                      for organizing the Erste
                                      group's Central
                                      European research effort.
                                      In March 2000 he
                                      was appointed manager of
                                      Erste-Sparinvest's
                                      Danubia Fund. In July
                                      2001 Mr. Faschang
                                      joined Vontobel Asset
                                      Management AG as head of
                                      Eastern European
                                      equity management
                                      and research, and was at
                                      the same time appointed
                                      a Vice President
                                      of Vontobel Asset
                                      Management, a registered
                                      investment adviser.
-------------------------------------------------------------------------

-------------------------------------------------------------------------
Name, Address and   Position(sNumber  Principal               Other
Age                 Held      of      Occupation(s) During    Directorships
                    with      Fund    the Past 5 Years        by
                    Company   in                              Directors
                    and       Company                         and
                    Tenure    Overseen                        Number of
                                                              Funds in
                                                              the
                                                              Complex
                                                              Overseen
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Officers (continued):
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Peter L. Smith      Chief     N/A     Mr. Smith is Director   N/A
4834 Langdrum Lane  Compliance        of Compliance for
Chevy Chase, MD     Officer           AmeriMutual Funds
20815                                 Distributor, and
(72)                                  Newfield Advisors,
                                      LLC, a registered
                                      broker dealer and a
                                      registered investment adviser,
                                      respectively, from
                                      2003 to present; Senior
                                      Compliance Officer
                                      of Mutual Fund
                                      Services, FBR
                                      National Bank and Trust,
                                      from 2002 to 2003;
                                      and Senior Vice
                                      President of Operations,
                                      Administration
                                      and Compliance for the
                                      Monument Funds, a
                                      registered investment
                                      company and
                                      Principal of Monumen
                                      Distributors, Inc.,
                                      a registered broker-dealer
                                      from 1998 to 2001.
-------------------------------------------------------------------------

(1) Mr. Pasco is considered to be an "interested person" of the Company, as that term is defined in the 1940 Act. Mr. Pasco is an interested person because: (1) he is an officer of the Company; (2) he owns Commonwealth Capital Management, LLC, the adviser to the Eastern European Equity Fund, as well as the adviser to the GenomicsFund series of the Company; (3) he is an affiliate of another investment adviser that serves as the investment adviser to the Third Millennium Russia Fund series of the Company; (4) he owns First Dominion Capital Corp. ("FDCC"), the principal underwriter of the Company; and (5) he owns or controls several of the Company's service providers.

Each director holds office for an indefinite term and until the earlier of: the Company's next annual meeting of shareholders and the election and qualification of his successor; or until the date a director dies, resigns or is removed in accordance with the Company's Articles of Incorporation and By-laws. Each officer holds office at the pleasure of the Board of Directors and serves for a period of one year, or until his successor is duly elected and qualified.

The Company has a standing Audit Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The functions of the Audit Committee are to meet with the Company's independent auditors to review the scope and findings of the annual audit, discuss the Company's accounting policies, discuss any recommendations of the independent auditors with respect to the Company's management practices, review the impact of changes in accounting standards on the Company's financial statements, recommend to the Board of Directors the selection of independent auditors, and perform such other duties as may be assigned to the Audit Committee by the Board of Directors. During its most recent fiscal year ended August 31, 2004, the Audit Committee met three times.

The Company has a standing Nominating Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The Nominating Committee is responsible for the selection and nomination of candidates to serve as directors of the Company. Although the Nominating Committee expects to be able to find an adequate number of qualified candidates to serve as directors, the Nominating Committee is willing to consider nominations received from shareholders. Shareholders wishing to submit a nomination should do so by notifying the Secretary of the Company, in writing, at the address listed on the cover of this SAI. During its most recent fiscal year ended August 31, 2004, the Nominating Committee did not meet.

As of December 31, 2004, the directors beneficially owned the following dollar range of equity securities in the Fund as indicated below:

----------------------------------------------------------------------
                                               Aggregate Dollar
                                               Range of Equity
Name of Director        Dollar Range of        Securities in All
                        Equity Securities in   Funds of the Company
                        the Fund               Overseen by the
                                               Director
----------------------------------------------------------------------
----------------------------------------------------------------------
John Pasco, III         None                   None
----------------------------------------------------------------------
----------------------------------------------------------------------
Samuel Boyd, Jr.        None                   $10,001-$50,000
----------------------------------------------------------------------
----------------------------------------------------------------------
Paul Dickinson          None                   $10,001-$50,000
----------------------------------------------------------------------
----------------------------------------------------------------------
William Poist           None                   $10,001-$50,000
----------------------------------------------------------------------


The Company does not compensate the directors and officers who are officers or employees of any investment adviser to a fund of the Company. The directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act, receive an annual retainer of $1,000 and a fee of $200 for each meeting of the directors which they attend in person or by telephone. Mr. Parker, Secretary of the Company, received legal fees from the Company for certain legal services provided to the Company. Directors and officers are reimbursed for travel and other out-of-pocket expenses. The Company does not offer any retirement benefits for directors. For the fiscal year ended August 31, 2004, the directors received the following compensation from the Company:

Name and Position     Aggregate        Pension or         Total
                     Compensation
                            From the Fund Retirement
                   for Fiscal Year      Benefits       Compensation
                     Ended August   Accrued as Part      from the
       Held          31, 2004(1)    of Fund Expenses   Company (2)

John Pasco, III,         $-0-             N/A              $-0-
Chairman
Samuel Boyd, Jr.,        $-0-             N/A            $12,250
Director
Paul M.                  $-0-             N/A            $12,250
Dickinson,
Director
William E.               $-0-             N/A            $12,250
Poist, Director
(1) This amount represents the aggregate amount of compensation paid to the directors by the Fund for service on the Board of Directors for the Fund's fiscal period ended August 31, 2004.

(2) This amount represents the aggregate amount of compensation paid to the directors by all funds of the Company for the fiscal period ended August 31, 2004. The Company consisted of a total of seven funds as of August 31, 2004.

Approval of the Advisory Agreement - At a meeting of the Board of Directors held on May 5, 2005, the Board of Directors of the Company, including the directors of the Company who are not "interested persons" of the Company, as that term is defined in the 1940 Act (the "Independent Directors"), unanimously approved an investment advisory agreement (the "Advisory Agreement") between the Company, on behalf of the Fund, and Epoch Investment Partners, Inc. (the "Adviser").

With respect to the approval of the Advisory Agreement, the Board considered the following factors: (i) the terms and conditions of the Advisory Agreement; (ii) the proposed fees; (iii) the nature, quality and extent of the services to be provided under the Advisory Agreement; (iv) information concerning the Adviser, including information on the qualifications and experience of the proposed portfolio managers and their investment management style; (v) information on the profitability of the Adviser; (vi) the code of ethics, proxy voting policies and written compliance procedures of the Adviser; and (vii) comparative industry data on the performance, fee levels and expense ratios of the Fund and its competitors.

After consideration of all of this information and such other items as they deemed appropriate, the Board concluded that the Advisory Agreement contained terms, including the provision for fees, that were fair and reasonable to the Fund. The directors, including a majority of the Independent Directors of the Company, unanimously approved the Advisory Agreement.

Sales Loads - The Fund currently only offers Institutional Shares. No front-end or deferred sales charges are applied to the purchase of Institutional Shares.

Policies Concerning Personal Investment Activities - The Fund, the Adviser and FDCC have each adopted a Code of Ethics, pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel, subject to their particular code of ethics, to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts.

The Codes of Ethics are on file with, and can be reviewed and copied at the SEC Public Reference Room in Washington, D. C. In addition, the Codes of Ethics are also available on the EDGAR Database on the SEC's Internet website at http://www.sec.gov.

Proxy Voting Policies - The Company is required to disclose information concerning the Fund's proxy voting policies and procedures to shareholders. The Board of Directors has delegated to the Adviser the responsibility for decisions regarding proxy voting for securities held by the Fund. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board of Directors, and which are found in Appendix A. Any material changes to the proxy policies and procedures will be submitted to the Board of Directors for approval. Information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ending June 30, will be available (1) without charge, upon request by calling 800-527-9525 and (2) on the SEC's website at http://www.sec.gov.


                          PRINCIPAL SECURITIES HOLDERS

As of May 13, 2005, there were no shares of the Fund issued or outstanding. As of May 13, 2005 , the directors and officers, as a group, owned less than 1% of the outstanding shares of the Fund.


             INVESTMENT ADVISER AND ADVISORY AGREEMENT

Investment Adviser - Epoch Investment Partners, Inc., 667 Madison Avenue, 2nd Floor, New York, New York 10021, is the Fund's investment adviser. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser was organized in April, 2004. The Adviser is a subsidiary of Epoch Holding Corporation, a public company. The Adviser provides investment management services to high net worth individuals, investment companies, pension and profit-sharing plans and other institutional clients. The Adviser also serves as the investment adviser to one other series of the Company, the Epoch International Small Cap Fund.

The Adviser currently provides investment advisory services pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser, subject to the supervision of the directors, provides a continuous investment program for the Fund, including investment research and management with respect to securities, investments and cash equivalents, in accordance with the Fund's investment objective, policies, and restrictions as set forth in the prospectus and this SAI. The Adviser is responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. The Adviser also maintains books and records with respect to the securities transactions of the Fund and furnishes to the directors such periodic or other reports as the directors may request.

Pursuant to the terms of the Advisory Agreement, the Adviser pays all expenses incurred by it in connection with its activities thereunder, except the cost of securities (including brokerage commissions, if any) purchased for the Fund. The services furnished by the Adviser under the Advisory Agreement are not exclusive, and the Adviser is free to perform similar services for others.

The Adviser has contractually agreed to waive or limit its fees until August 1, 2008, so that the ratio of total annual operating expenses of the Fund's Institutional Shares is limited to 1.29%. This limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The Adviser will be entitled to reimbursement of fees waived. The total amount of reimbursement recoverable by the Adviser (the "Reimbursement Amount") is the sum of all fees previously waived by the Adviser to the Fund during any of the previous three (3) years, less any reimbursement previously paid by the Fund to the Adviser with respect to any waivers, reductions, and payments made with respect to the Fund. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount. Such reimbursement must be authorized by the Board of Directors of the Company.

Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.00% on the average daily net assets of the Fund.

Portfolio Managers - William W. Priest and David N. Pearl are the Portfolio Managers of the Fund. Mr. Priest is a Managing Director, the Chief Executive Officer and a Portfolio Manager of Epoch Investment Partners, Inc., the Fund's investment adviser. Mr. Pearl is a Managing Director and Portfolio Manager of the Adviser. Messrs. Priest and Pearl have been with the Adviser since its formation in 2004.

Mr. Priest currently serves as a Portfolio Manager for one other series of shares offered by the Company, the Epoch International Small Cap Fund. As of March 31, 2005, the Epoch International Small Cap Fund had total net assets of $64,380,620. The fees received for managing this other mutual fund are not based upon the performance of the fund.

Mr. Pearl does not currently serve as the Portfolio Manager for any other registered investment company.

Messrs. Priest and Pearl also serve as portfolio managers for 16 other pooled investment vehicles, which are Canadian investment companies that are not available to U. S. investors. As of March 31, 2005, the other pooled investment vehicles had total net assets of $886,283,634. In addition, Messrs. Priest and Pearl serve as portfolio managers for 67 other private accounts with total assets under management as of March 31, 2005 of approximately $285,367,690. Except as noted below with respect to two of the private accounts, the fees received for managing these other pooled investment accounts and other private accounts are not based upon the performance of the accounts.

Messrs. Priest and Pearl serve as portfolio managers for 2 private accounts with total assets as of March 31, 2005 of $9,091,986. The fees received for managing these 2 private accounts are partly based on the excess performance of the private account over a benchmark.

The Adviser does not believe that any material conflicts exist between Mr. Priest's portfolio management of the Fund and his management responsibilities with the Epoch International Small Cap Fund. Each of these two entities invests in completely different types of securities (e.g., U. S. domestic equities of all market capitalizations versus foreign small cap equities). In addition, neither mutual fund charges any performance based fee so there is no incentive to favor one entity versus the other.

The Adviser does not believe that any material conflicts exist between Messrs. Priest's and Pearl's portfolio management of the Fund and their management of the other commingled and private accounts, including the 2 private accounts which pay a performance based investment advisory fee. The Adviser believes that the allocation of investment opportunities is not an issue between the Fund and the other commingled and private accounts because investment opportunities are allocated pro-rata for all accounts with the same investment objectives, policies and guidelines. Some of these other commingled and private accounts have different investment objectives, strategies and policies than the Fund. For example, some of the other commingled accounts invest all, or a substantial portion of their assets in non-U. S. securities or in small capitalization securities. Other private accounts are managed using a "balanced" investment strategy that allocates a portion of the assets to fixed income securities and the remainder to equity securities.

For their services, Messrs. Priest and Pearl each receive a fixed annual salary plus a discretionary bonus determined by the Adviser's management committee. Messrs. Priest and Pearl do not receive compensation that is based upon the Fund's, the Epoch International Small Cap Fund's, any other commingled account's, or any private account's pre- or after-tax performance, or the value of the assets held by such entities. Messrs. Priest and Pearl do not receive any special or additional compensation from the Adviser for their services as Portfolio Managers. Messrs. Priest and Pearl are each shareholders of Epoch Holding Company, a public company that is the parent company of the Adviser. As shareholders of Epoch Holding Company, Messrs. Priest and Pearl are each entitled to share in any dividends or appreciation of the public company's stock.

As of March 31, 2005, Messrs. Priest and Pearl do not have any beneficially ownership of the Fund, the Epoch International Small Cap Fund, any other commingled account, or any private account managed by the Adviser.


                           MANAGEMENT-RELATED SERVICES

Administration - Pursuant to the Administrative Services Agreement with the Company (the "Services Agreement"), Commonwealth Shareholder Services, Inc. ("CSS"), located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, serves as the administrator of the Fund. CSS supervises all aspects of the operation of the Fund, except those performed by the Adviser. John Pasco III, Chairman of the Board of the Company, is the sole owner of CSS. CSS provides certain administrative services and facilities for the Fund, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements.

As administrator, CSS receives an asset-based fee, computed daily and paid monthly at the annual rate of 0.10% of the average daily net assets of the Fund (which includes regulatory matters, backup of the pricing of shares of the Fund, administrative duties in connection with execution of portfolio trades, and certain services in connection with Fund accounting). CSS also receives an hourly fee, plus certain out-of-pocket expenses, for shareholder servicing and state securities law matters.

Custodian - UMB Bank, N.A. (the "Custodian"), 928 Grand Blvd., 5th Floor, Kansas City, Missouri 64106, serves as the custodian of the Fund's assets.

Accounting Services -- Pursuant to an Accounting Service Agreement (the "Accounting Agreement"), Commonwealth Fund Accounting, Inc. ("CFA"), 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, is responsible for accounting relating to the Fund and its investment transactions; maintaining certain books and records of the Fund; determining daily the net asset value per share of the Fund; and preparing security position, transaction and cash position reports. CFA also monitors periodic distributions of gains or losses on portfolio sales and maintains a daily listing of portfolio holdings. CFA is responsible for providing expenses accrued and payment reporting services, tax-related financial information to the Company, and for monitoring compliance with the regulatory requirements relating to maintaining accounting records. John Pasco, III, Chairman of the Board of the Company, is the sole owner of CFA. For its services as accounting agent, CFA receives an asset-based fee, computed daily and paid monthly of the average daily net assets of the Fund, against a minimum fee plus out-of-pocket expenses.

Transfer Agent - Pursuant to a Transfer Agent Agreement with the Company, Fund Services, Inc. ("FSI" or the "Transfer Agent") acts as the Fund's transfer and disbursing agent. FSI is located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235. John Pasco, III, Chairman of the Board of the Company, is the sole owner of FSI; therefore, FSI may be deemed to be an affiliate of the Company and CSS.

FSI provides certain shareholder and other services to the Fund, including furnishing account and transaction information and maintaining shareholder account records. FSI is responsible for processing orders and payments for share purchases. FSI mails proxy materials (and receives and tabulates proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. FSI disburses income dividends and capital distributions and prepares and files appropriate tax-related information concerning dividends and distributions to shareholders. For its services as transfer agent, FSI receives per account fees and transaction charges plus out-of-pocket expenses against a minimum fee.

Distributor - First Dominion Capital Corp. ("FDCC," or the "Distributor"), located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, serves as the principal underwriter and national distributor of the Fund's shares pursuant to a Distribution Agreement (the "Distribution Agreement"). John Pasco, III, Chairman of the Board of the Company, owns 100% of the Distributor, and is its President, Treasurer and a Director. The Distributor is registered as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The offering of the Fund's shares is continuous. At present, the Fund is only offering Institutional Shares. Institutional Shares have no sales loads or distribution (i.e., 12b-1) fees.

Independent Accountants - The Company's independent auditors, Tait, Weller & Baker, audit the Company's annual financial statements, assist in the preparation of certain reports to the SEC, and prepares the Company's tax returns. Tait, Weller & Baker is located at 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103.


                             PORTFOLIO TRANSACTIONS

Exchange-listed securities are generally traded on their principal exchange, unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities, except for fixed price offerings and except where the Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker. On occasion, the Adviser will place over-the-counter equity transactions on an agency basis. If an over-the-counter equity transaction is effected on an agency basis, clients will be charged commissions in addition to the broker's spread with is included in the offer or bid price of the security.

In choosing brokers to effect portfolio transactions for the Fund, the Adviser considers any research, statistical or other information or services (the "Services") provided by such other brokers which enhance the Adviser's investment research and portfolio management capability generally. The Adviser also considers security price, speed of execution and willingness of the broker-dealer to commit its own capital. Services provided by such brokers may be used in servicing all of the Adviser's accounts and not all such Services may be used by the Adviser in connection with the accounts which paid commissions to the brokers providing the Services. Accordingly, the Adviser shall not be required or deemed to have the duty to obtain the lowest brokerage commission rates available or to combine or arrange orders to obtain the lowest brokerage commission rates available on transactions for its clients. If the amount of commission charged by a broker is reasonable in relation to the value of the brokerage functions and services provided by such broker to the Adviser, the Adviser may effect brokerage transactions with such broker notwithstanding the fact that such broker charges higher commissions than those another broker might charge. It is the Adviser's policy, consistent with investment considerations, to seek the most favorable price and execution for brokerage orders. Commissions on all brokerage transactions are subject to negotiation.

The Adviser may consider the research capabilities of various brokerage firms, including their coverage of various industries, the information systems offered by such brokerage firms and the timing and accuracy of their delivery of statistical information. The Adviser may also effect transactions through brokers which pay for research services provided by third parties in accordance with Section 28(e) of the Securities Exchange Act of 1934. These supplemental research and statistical services may consist of written or oral research reports from various services which aid the Adviser in fulfilling its investment decision making responsibilities, including security pricing services and electronic information management systems. Research services furnished or paid for by brokers and through whom the Adviser effects transactions may be used by the Adviser in servicing all of the Adviser's accounts and not all such services may be used by the Adviser in connection with the accounts which paid commissions to the brokers providing the services. Commissions paid to brokers providing such research may be higher than those charged by brokers not providing such services. The Adviser will effect transactions through brokers providing third party research services only if the commissions charged by such brokers are reasonable in relation to the value of the brokerage functions and research services provided.

The Board of Directors of the Company have adopted policies and procedures governing the allocation of brokerage to affiliated brokers. The Adviser has been instructed not to place transactions with an affiliated broker-dealer, unless that broker-dealer can demonstrate to the Company that the Fund will receive (1) a price and execution no less favorable than that available from unaffiliated persons, and (2) a price and execution equivalent to that which that broker-dealer would offer to unaffiliated persons in a similar transaction. The Board reviews all transactions which have been placed pursuant to those policies and procedures at its Board meetings.


                           CAPITAL STOCK AND DIVIDENDS

The Company is authorized to issue 850,000,000 shares of common stock, with a par value of $0.01 per share. The Company has presently allocated 50,000,000 shares to the Fund, and has further reclassified those shares as follows: Twenty Million (20,000,000) shares for Institutional Shares; Fifteen Million (15,000,000) shares for Class A Shares; and Fifteen Million (15,000,000) shares for Class C Shares. This SAI supplements the prospectus for Institutional Shares. At the present time, the Fund does not offer Class A or Class C Shares. Shares have no preemptive rights and only such conversion or exchange rights as the Board of Directors may grant in their discretion. When issued for payment as described in the applicable prospectus, shares will be fully paid and non-assessable. Shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect all of the directors if they choose to do so. In such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors. Shares will be maintained in open accounts on the books of the Transfer Agent. Each class of shares in the Fund (i.e., Class A, Institutional and Class C shares) bear pro-rata the same expenses and are entitled equally to the Fund's dividends and distributions except as follows. Each class will bear the expenses of any distribution and/or service plans applicable to such class. For example, holders of Class A or Class C shares (as applicable) will bear the expenses of the Distribution 12b-1 and Service Plan applicable to it. In addition, each class may incur differing transfer agency fees and may have different sales charges. Standardized performance quotations are computed separately for each class of shares. The differences in expenses paid by the respective classes will affect their performances.

If they deem it advisable and in the best interests of shareholders, the directors may create additional series of shares, each of which represents interests in a separate portfolio of investments and is subject to separate liabilities, and may create multiple classes of shares of such series, which may differ from each other as to expenses and dividends. If additional series or classes of shares are created, shares of each series or class are entitled to vote as a series or class only to the extent required by the 1940 Act or as permitted by the directors. Upon the Company's liquidation, all shareholders of a series would share pro-rata in the net assets of such series available for distribution to shareholders of the series, but, as shareholders of such series, would not be entitled to share in the distribution of assets belonging to any other series.

A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the Fund at its net asset value as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. The reinvestment date normally precedes the payment date by about seven days although the exact timing is subject to change. Shareholders will receive a confirmation of each new transaction in their account. The Company will confirm all account activity, including the payment of dividend and capital gain distributions and transactions made as a result of the Automatic Investment Plan.

Shareholders may rely on these statements in lieu of stock certificates.


         ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Purchasing Shares - You may purchase Fund shares directly from the Distributor. You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures. Your institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your authorized institution. The offering price per share is equal to the NAV next determined after the Fund or authorized institution receives your purchase order. Your authorized institution is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the Fund on time. Certain authorized institutions have agreements with the Fund that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the authorized institution must send your payment by the time the Fund prices its shares on the following day. If your authorized institution fails to do so, it may be responsible for any resulting fees or losses.

Authorized institutions may charge their customers a processing or service fee in connection with the purchase or redemption of shares of the Fund. The amount and applicability of such a fee is determined and disclosed to its customers by each individual authorized institution. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the prospectuses and this SAI. Your authorized institution will provide you with specific information about any processing or service fees you will be charged.

The Fund reserves the right to reject any purchase order and to suspend the offering of shares. Under certain circumstances the Company or the Adviser may waive the minimum initial investment for purchases by officers, directors, and employees of the Company and its affiliated entities and for certain related advisory accounts and retirement accounts (such as IRAs). The Fund may also change or waive policies concerning minimum investment amounts at any time.

Exchanging Shares - Shareholders may exchange their shares for the same class of shares of any other fund of the Company, provided the shares of such fund the shareholder is exchanging into are registered for sale in the shareholder's state of residence. Each account must meet the minimum investment requirements. A written request must have been completed and be on file with the Transfer Agent. To make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or the number of shares to be exchanged. An exchange will take effect as of the next determination of the Fund's NAV per share (usually at the close of business on the same day). The Transfer Agent will charge the shareholder's account a $10 service fee each time there is a telephone exchange. The Company reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Company determine that it would be in the best interest of its shareholders to do so. For tax purposes an exchange constitutes the sale of the shares of the Fund from which you are exchanging and the purchase of shares of the Fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes. The exchange privilege is available only in states where it is legally permissible to do so.

If you request the exchange of the total value of your account from one fund to another, we will reinvest any declared but unpaid income dividends and capital gain distributions in the new fund at its net asset value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange appears in the tax section in this SAI.

If a substantial number of shareholder sell their shares of the Fund under the exchange privilege, within a short period, the Fund may have to sell portfolio securities that it would otherwise have held, thus incurring additional transactional costs. Increased use of the exchange privilege may also result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest in short-term, interest-bearing money market instruments. However, if the Adviser believes that attractive investment opportunities (consistent with the Fund's investment objective and policies) exist immediately, then it will invest such money in portfolio securities in an orderly a manner as is possible.

The proceeds from the sale of shares of the Fund may not be available until the third business day following the sale. The fund you are seeking to exchange into may also delay issuing shares until the third business day. The sale of Fund shares to complete an exchange will be effected at net asset value of the fund next computed after your request for exchange is received in proper form.

Eligible Benefit Plans - An eligible benefit plan is an arrangement available to the employees of an employer (or two or more affiliated employers) having not less than 10 employees at the plan's inception, or such an employer on behalf of employees of a trust or plan for such employees, their spouses and their children under the age of 21 or a trust or plan for such employees, which provides for purchases through periodic payroll deductions or otherwise. There must be at least 5 initial participants with accounts investing or invested in shares of the Fund and/or certain other funds of the Company.

The initial purchase by the eligible benefit plan and prior purchases by or for the benefit of the initial participants of the plan must aggregate not less than $5,000 and subsequent purchases must be at least $50 per account and must aggregate at least $250. Purchases by the eligible benefit plan must be made pursuant to a single order paid for by a single check or federal funds wire and may not be made more often than monthly. A separate account will be established for each employee, spouse or child for which purchases are made. The requirements for initiating or continuing purchases pursuant to an eligible benefit plan may be modified and the offering to such plans may be terminated at any time without prior notice.

Selling Shares - You may sell your shares by giving instructions to the Transfer Agent by mail or by telephone. The Fund will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions.

The Board of Directors may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays, (b) the SEC has by order permitted such suspension, or
(c) an emergency, as defined by rules of the SEC, exists during which time the sale of Fund shares or valuation of securities held by the Fund are not reasonably practicable.

                          SPECIAL SHAREHOLDER SERVICES

As described briefly in the prospectuses, the Fund offers the following shareholder services:

Regular Account - The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. Simply use the account application provided with the prospectuses to open your account.

Telephone Transactions - A shareholder may redeem shares or transfer into another fund by telephone if this service is requested at the time the shareholder completes the initial account application. If it is not elected at that time, it may be elected at a later date by making a request in writing to the Transfer Agent and having the signature on the request guaranteed. The Fund employs reasonable procedures designed to confirm the authenticity of instructions communicated by telephone and, if it does not, it may be liable for any losses due to unauthorized or fraudulent transactions. As a result of this policy, a shareholder authorizing telephone redemption or transfer bears the risk of loss which may result from unauthorized or fraudulent transactions which the Fund believes to be genuine. When requesting a telephone redemption or transfer, the shareholder will be asked to respond to certain questions designed to confirm the shareholder's identity as the shareholder of record. Cooperation with these procedures helps to protect the account and the Fund from unauthorized transactions.

Automatic Investment Plans - Any shareholder may utilize this feature, which provides for automatic monthly investments into your account. Upon your request, the Transfer Agent will withdraw a fixed amount each month from a checking or savings account for investment into the Fund. This does not require a commitment for a fixed period of time. A shareholder may change the monthly investment, skip a month or discontinue the Automatic Investment Plan as desired by notifying the Transfer Agent at (800) 628-4077.

Individual Retirement Account ("IRA") - All wage earners under 70-1/2, even those who participate in a company sponsored or government retirement plan, may establish their own IRA. You can contribute 100% of your earnings up to $4,000. Individuals who are, or become, at least 50 years old during the taxable year may contribute an additional $500 per year. A spouse who does not earn compensation can contribute up to $3,000 per year to his or her own IRA. The deductibility of such contributions will be determined under the same rules as for contributions made by individuals with earned income. A special IRA program is available for corporate employees under which the employers may establish IRA accounts for their employees in lieu of establishing corporate retirement plans. Known as SEP-IRA's (Simplified Employee Pension-IRA), they free the corporate employer of many of the recordkeeping requirements or establishing and maintaining a corporate retirement plan trust.

If a shareholder has received a distribution from another qualified retirement plan, all or part of that distribution may be rolled over into your Fund IRA. A rollover contribution is not subject to the limits on annual IRA contributions. By acting within applicable time limits of the distribution you can continue to defer federal income taxes on your rollover contribution and on any income that is earned on that contribution.

Roth IRA - A Roth IRA permits certain taxpayers to make a non-deductible investment of up to $4,000 per year. Individuals who are, or become, at least 50 years old during the taxable year may contribute an additional $500 per year. Provided an investor does not withdraw money from his or her Roth IRA for a 5 year period, beginning with the first tax year for which contribution was made, deductions from the investor's Roth IRA would be tax free after the investor reaches the age of 59-1/2. Tax free withdrawals may also be made before reaching the age of 59-1/2 under certain circumstances. Please consult your financial and/or tax professional as to your eligibility to invest in a Roth IRA. An investor may not make a contribution to both a Roth IRA and a regular IRA in any given year. An annual limit of $4,000 applies to contributions to regular and Roth IRAs. For example, if a taxpayer contributes $4,000 to a regular IRA for a year, he or she may not make any contribution to a Roth IRA for that year.

How to Establish Retirements Accounts - Please call the Company to obtain information regarding the establishment of individual retirement plan accounts. The plan's custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. A shareholder may wish to consult with an attorney or other tax adviser for specific advice concerning tax status and plans.


                                   TAX STATUS

Distributions of net investment income - The Fund receives income generally in the form of dividend income on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you take them in cash or reinvest them in additional shares.

Distribution of capital gains - The Fund may derive capital gains and losses in connection with sales or other dispositions of their portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gains realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on the Fund.

Information on the tax character of distributions - The Fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Election to be taxed as a regulated investment company - The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal period, and intends to so qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains they distribute to you. The Board of Directors of the Company reserve the right not to maintain the qualifications of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the Fund's earnings and profits.

Excise tax distribution requirements - To avoid federal excise taxes, the Internal Revenue Code requires the Fund to distribute to you by December 31st of each year, at a minimum the following amounts: 98% of its taxable ordinary income earned during the twelve month period ending October 31 and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund shares - Redemption and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange your Fund shares for shares of a different fund of the Company, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

U. S. Government Obligations - Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U. S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U. S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends-received deduction for corporations - Because the income of the Fund is derived primarily from investments in foreign rather than domestic U. S. securities, no portion of its distributions will generally be eligible for the inter-corporate dividends-received deduction.

Investment in complex securities - The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U. S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.


                             INVESTMENT PERFORMANCE

For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to relevant indices in advertisements or in reports to shareholders, performance will be stated in terms of total return or yield. Both "total return" and "yield" figures are based on the historical performance of the Fund, show the performance of a hypothetical investment and are not intended to indicate future performance.

Yield Information - From time to time, the Fund may advertise a yield figure. A portfolio's yield is a way of showing the rate of income the portfolio earns on its investments as a percentage of the portfolio's share price. Under the rules of the SEC, yield must be calculated according to the following formula:

                     6
    Yield = 2[(a-b +1) -1]
               ---
               cd
where:

a     =    dividends and interest  earned during the period.
b     =    expenses  accrued for the period  (net of reimbursements).
c     =    the average daily number of shares  outstanding during the period that were entitled to receive dividends.
d     =    the maximum offering price per share on the last day of the period.

The Fund's yield, as used in advertising, is computed by dividing the Fund's interest and dividend income for a given 30-day period, net of expenses, by the average number of shares entitled to receive distributions during the period dividing this figure by the Fund's NAV at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation. Income calculated for the purpose of calculating the Fund's yield differs from income as determined for other accounting purposes.

Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for the Fund may differ from the rate of distributions the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

Total Return Performance - Total return quotations used by the Fund are based on standardized methods of computing performance mandated by the SEC. The average annual total return (before taxes) of the Fund is calculated according to the following formula:

            n
      P(1+T) = ERV

where:

P   =   a hypothetical initial payment of $1,000
T   =   average annual total return
n   =   number of years (1, 5 or 10)
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods(or fractional portion thereof).

The average annual total return (before taxes) will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover prescribed periods. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at NAV as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the prescribed periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value.

"Average annual total return (after taxes on distributions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences.

This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gains distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the affect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

"Average annual total return (after taxes on distributions and redemptions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment.

This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gains distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g. state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or loses (e.g., short-term or long-term).

The Fund may also, from time to time, include in such advertising an aggregate total return figure or an average annual total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. The Fund may quote an aggregate total return figure in comparing total return with data published by Lipper Analytical Services, Inc. or with the performance of various indices including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, Russell Indices, the Value Line Composite Index, the Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency Index, Merrill Lynch Intermediate Agency Index, Morgan Stanley Capital International Europe, Australasia, Far East Index or the Morgan Stanley Capital International World Index. For such purposes, the Fund calculates its aggregate total return for the specific periods of time by assuming the investment of $1,000 in shares and assuming the reinvestment of each dividend or other distribution at NAV on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. To calculate its average annual total return, the aggregate return is then annualized according to the SEC's formula for total return quotes outlined above. The Fund may also advertise the performance rankings assigned by the various publications and statistical services, including but not limited to, Capital Resource Advisors, Lipper Mutual Performance Analysis, Intersec Research Survey of non-U. S. Equity Fund Returns, Frank Russell International Universe, and any other data which may be reported from time to time by Dow Jones & Company, Morningstar, Inc., Chase Investment Performance, Wilson Associates, Stanger, CDA Investment Technologies, Inc., the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, or IBC/Donaghue's Average U. S. government and Agency, or as appears in various publications, including but not limited to, The Wall Street Journal, Forbes, Barron's, Fortune, Money Magazine, The New York Times, Financial World, Financial Services Week, USA Today and other national or regional publications.

                              FINANCIAL INFORMATION

You can receive free copies of reports, request other information and discuss your questions about the Fund by contacting the Company directly at:

                              THE WORLD FUNDS, INC.
                       8730 Stony Point Parkway, Suite 205
                            Richmond, Virginia 23235

                            Telephone: (800) 527-9525

                      e-mail: mail@shareholderservices.com

                                                                      Appendix A

Epoch Investment Partners, Inc. (the "Adviser") is the investment adviser for the Epoch U.S. All Cap Equity Fund, a series of shares of The World Funds, Inc. (the "Company"). The Board of
Directors  of  the  Company  have  delegated  to  the  Adviser  the responsibility for decisions regarding proxy voting for securities held by the Epoch U.S. All Cap Equity Fund.

It is the policy of the Adviser to use Institutional Shareholder Services ("ISS") to handle its proxy voting responsibilities. A copy of ISS' Proxy Voting Guidelines Summary follows.


ISS Proxy Voting Guidelines Summary


Following is a concise summary of ISS's proxy voting policy guidelines.

1.    Auditors

Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:

o     Tenure of the audit firm
o Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price
o     Length of the rotation period advocated in the proposal
o     Significant audit-related issues


2.    Board of Directors

Voting on Director Nominees in Uncontested Elections
Generally, vote CASE-BY-CASE.  But WITHHOLD votes from:

o Insiders and affiliated outsiders on boards that are not at least majority independent
o     Directors who sit on more than six boards
o Compensation Committee members if there is a disconnect between the CEO's pay and performance

Classification/Declassification of the Board Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.


Independent Chairman (Separate Chairman/CEO)

Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines.


Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Open Access (shareholder resolution)
Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent's rationale.

3.    Shareholder Rights

Shareholder Ability to Act by Written Consent
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting. Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.

4.    Proxy Contests

Voting for Director Nominees in Contested Elections Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5.    Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6. Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.    Reincorporation Proposals

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.    Capital Structure

Common Stock Authorization
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.
Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.


Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

o It is intended for financing purposes with minimal or no dilution to current shareholders
o It is not designed to preserve the voting power of an insider or significant shareholder

9. Executive and Director Compensation

ISS applies a quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.

Vote AGAINST a plan if the cost exceeds the allowable cap. Vote FOR a plan if the cost is reasonable (below the cap) unless either of the following conditions apply:

o The plan expressly permits repricing without shareholder approval for listed companies; or
o There is a disconnect between the CEO's pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on.


Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

o     Historic trading patterns
o     Rationale for the repricing
o     Value-for-value exchange
o     Option vesting
o     Term of the option
o     Exercise price
o     Participation

Employee Stock Purchase Plans
Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis. Vote FOR employee stock purchase plans where all of the following apply:

o    Purchase price is at least 85 percent of fair market value
o    Offering period is 27 months or less, and
o Potential voting power dilution (VPD) is 10 percent or less. Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.


Shareholder Proposals on Compensation

Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:

o Advocate performance-based equity awards (indexed options, premium-priced options, performance-vested awards), unless the proposal is overly restrictive or the company already substantially uses such awards
o Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

10.  Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Vote:

o FOR proposals for the company to amend its Equal Employment Opportunity (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.
o AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.

                           PART C - OTHER INFORMATION

ITEM 23.   Exhibits

(a) Articles of Incorporation.

     (1) Articles of Incorporation of The World Funds, Inc.(the "Registrant") dated May 8, 1997, as filed with the State of Maryland Department of Assessments and Taxation ("State of Maryland") on May 9, 1997 are incorporated herein by reference to Exhibit No. 23(a)(1) of Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255) as filed with the U.S. Securities and Exchange Commission (the "SEC") on December 26, 2001 ("PEA No. 19").

     (2) Articles Supplementary dated July 29, 1997, as filed with the State of Maryland on July 30, 1997, creating the CSI Equity Fund and the CSI Fixed Income Fund are incorporated herein by reference to Exhibit No. 23(a)(2) of PEA No. 19.

     (3) Articles Supplementary dated June 19, 1998, as filed with the State of Maryland on June 23, 1998, creating the Third Millennium Russia Fund and The New Market Fund are incorporated herein by reference to Exhibit No.
23(a)(3) of PEA No. 19.

     (4) Articles Supplementary dated June 22, 1998, as filed with the State of Maryland on June 24, 1998, increasing the authorized shares of the Registrant from 250,000,000 to 500,000,000 are incorporated herein by reference to Exhibit No. 23(a)(4) of PEA No. 19.

     (5) Articles Supplementary dated December 9, 1999, as filed with the State of Maryland on March 2, 2000, creating GenomicsFund.com are incorporated herein by reference to Exhibit No. 23(a)(5)of PEA No.19.

     (6) Articles Supplementary dated April 3, 2000, as filed with the State of Maryland on April 27, 2000, creating the Global e Fund are incorporated herein by reference to Exhibit No. 23(a)(6)of PEA No.19.

     (7) Articles Supplementary dated April 14, 2000, as filed with the State of Maryland on June 2, 2000, creating the Monument EuroNet Fund, are incorporated herein by reference to Exhibit No. 23(a)(2)(f) of Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-lA (File
Nos. 333-29289/811-8255), as filed with the SEC on May 12, 2000 ("PEA
No. 11").

     (8) Articles Supplementary dated May 24, 2000, as filed with the State of Maryland on June 6, 2000, increasing the authorized shares of the Registrant from 500,000,000 to 750,000,000, are incorporated herein by reference to Exhibit No. 23(a)(2)(g) of Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289/811-8255), as filed with the SEC on August 18, 2000 ("PEA No. 12").

     (9) Articles Supplementary dated October 4, 2000, as filed with the State of Maryland on October 5, 2000, reclassifying shares of the Global e Fund into Class A and Class B Shares, are incorporated herein by reference to Exhibit No. 23(a)(2)(h) of Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289/811-8255), as filed with the SEC on October 25, 2000 ("PEA No. 13").

     (10) Articles Supplementary dated December 29, 2000, as filed with the State of Maryland on January 8, 2001, creating the Newby Fund (formerly known as "Newby's Ultra Fund") are incorporated herein by reference to Exhibit No. 23(a)(10) of PEA No. 19.

     (11) Articles of Amendment dated January 10, 2001, as filed with the State of Maryland on January 30, 2001, changing the name of Newby's Ultra Fund to the Newby Fund, are incorporated herein by reference to Exhibit No. 23(a)(3)(a) of Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255), as filed with the SEC on March 13, 2001 ("PEA No. 15").

     (12) Articles of Amendment dated March 9, 2001, as filed with the State of Maryland on March 12, 2000, renaming the existing classes of shares of the Sand Hill Portfolio Manager Fund, the CSI Equity Fund and GenomicsFund.com as Class Y Shares, are incorporated herein by reference to Exhibit No. 23(a)(3)(b) of PEA No. 15.

     (13) Articles Supplementary dated March 9, 2001, as filed with the State of Maryland on March 12, 2000, reclassifying certain of the authorized but unissued shares of the existing class of shares of each of the Sand Hill Portfolio Manager Fund, the CSI Equity Fund and GenomicsFund.com as Class A, Class B and Class C Shares, are incorporated herein by reference to Exhibit No. 23(a)(2)(j) of PEA No. 15.

     (14) Articles of Amendment dated June 8, 2001, as filed with the State of Maryland on June 11, 2001, changing the name of the CSI Equity Fund Class B Shares to CSI Equity Fund Institutional Shares are incorporated herein by reference to Exhibit No. 23(a) (14) of Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289/811-8255), as filed with the SEC on February 7, 2002 ("PEA No. 21").

     (15) Articles Supplementary dated January 18, 2002, as filed with the State of Maryland on January 22, 2002, dissolving the Monument EuroNet Fund are incorporated herein by reference to Exhibit No. 23(a) (15) of PEA No. 21.

     (16) Articles of Amendment dated July 11, 2002, as filed with the State of Maryland on July 16, 2002, changing the name of the GenomicsFund.com Class Y Shares to GenomicsFund Class Y Shares; changing the name of the GenomicsFund.com Class A Shares to GenomicsFund Class A Shares; changing the name of the GenomicsFund.com Class B Shares to GenomicsFund Class B Shares; and changing the name of the GenomicsFund.com Class C Shares to GenomicsFund Class C Shares are incorporated herein by reference to Exhibit No. 23(a)(16) of Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289/811-8255), as filed with the SEC on October 8, 2002 ("PEA No. 24").

     (17) Articles of Amendment dated September 3, 2002, as filed with the State of Maryland on September 5, 2002, changing the name of the Newby Fund to Chase Mid-Cap Growth Fund and further renaming shares from Chase Mid-Cap Growth Fund Investor Class Shares to Chase Mid-Cap Growth Fund Class A Shares; and renaming shares from Chase Mid-Cap Growth Fund Service Class to Chase Mid-Cap Growth Fund Class C Shares are incorporated herein by reference to Exhibit No. 23(a)(17) of PEA No. 24.

     (18) Articles Supplementary dated December 9, 2002, as filed with the State of Maryland on December 16, 2002, creating the Lara Treasury Management Fund are incorporated herein by reference to Exhibit No. 23(a) (18) of Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-lA (File Nos.333-29289/811-8255) as filed with the SEC on December 19, 2002 ("PEA No. 27").

     (19) Articles of Amendment dated November 4, 2002, as filed with the State of Maryland on November 6, 2002, renaming the existing shares of the New Market Fund and the Third Millennium Russia Fund as Class A Shares are incorporated herein by reference to Exhibit No. 23(a)(19) of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289/811-8255) as filed with the SEC on December 19, 2002 ("PEA No. 28").

     (20) Articles Supplementary dated November 4, 2002, as filed with the State of Maryland on November 6, 2002, reclassifying shares of the New Market Fund and the Third Millennium Russia Fund into Class A, Class B and Class C shares are incorporated herein by reference to Exhibit No. 23(a) (20) of PEA No. 28.

     (21) Articles of Amendment dated March 21, 2003, as filed with the State of Maryland on March 22, 2003, renaming the existing shares of the Lara Treasury Management Fund Class A Shares to the Lara U.S. Treasury Fund Class A Shares; renaming the Lara Treasury Management Fund Class C Shares to the Lara U.S.
Treasury Fund Class C Shares; and renaming the Lara Treasury Management Fund Institutional Shares to the Lara U.S. Treasury Fund Institutional Shares are incorporated herein by reference to Exhibit No. 23(a) (21) of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289 /811-8255) as filed with the SEC on October 16, 2003 ("PEA No. 31").

     (22) Articles Supplementary dated August 18, 2003, as filed with the State of Maryland on August 19, 2003, creating the Vontobel Eastern European Equity Fund are incorporated by reference to Exhibit No. 23(a) (22) of PEA No. 31.

     (23) Articles of Amendment dated September 29, 2003, as filed with the State of Maryland on September 30, 2003, renaming the existing New Market Fund B Shares to the New Market Fund Institutional Shares; and renaming the existing Third Millennium Russia Fund B Shares to the Third Millennium Russia Fund Institutional Shares are incorporated by reference to Exhibit No.23(a) (23) of PEA No. 31.

     (24) Articles Supplementary dated October 8, 2003, as filed with the State of Maryland on October 9, 2003, creating the Dividend Capital Realty Fund are incorporated by reference to Exhibit No. 23(a) (24) of PEA No. 31.

     (25) Articles of Amendment dated October 16, 2003, as filed with the State of Maryland on October 23, 2003, renaming the Dividend Capital Realty Fund as the Dividend Capital Realty Income Fund and to rename the authorized issued and unissued shares of this series of the Registrant as follows: Dividend Capital Realty Fund Class A Shares to the Dividend Capital Realty Income Fund Class A Shares; renaming the existing shares of the Dividend Capital Realty Fund Class B Shares to the Dividend Capital Realty Income Fund Class B Shares; renaming the existing shares of the Dividend Capital Realty Fund Class C Shares to the Dividend Capital Realty Income Fund Class C Shares; and renaming the existing shares of the Dividend Capital Realty Fund Class Y Shares to the Dividend Capital Realty Income Fund Class Y Shares are incorporated by reference to Exhibit No. 23(a) (25) of PEA No. 31.

     (26) Articles Supplementary dated October 31, 2003, as filed with the State of Maryland on November 4, 2003, creating the Satuit Capital Micro Cap Fund are incorporated herein by reference to Exhibit No. 23(a)(26) of Post-Effective Amendment No. 37 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255)as filed with the SEC on November 8, 2004 ("PEA No. 37").


     (27) Articles Supplementary dated October 31, 2003, as filed with the State of Maryland on November 4, 2003, creating the Satuit Capital Small Cap Fund are incorporated by reference to Exhibit No. 23(a)(27) of PEA No. 37.

     (28) Articles of Amendment dated February 6, 2004, as filed with the State of Maryland on February 10, 2004, renaming the existing Dividend Capital Realty Income Fund Class Y Shares to the Dividend Capital Realty Income Fund Class I Shares are incorporated by reference to Exhibit No. 23(a)(28) of PEA No. 37.

     (29) Articles of Amendment dated April 20, 2004, as filed with the State of Maryland on April 21, 2004, renaming the Vontobel Eastern European Equity Fund as the Eastern European Equity Fund and to rename the authorized issued and unissued shares of this series of the Registrant as follows: Vontobel Eastern European Equity Fund Class A Shares to the Eastern European Equity Fund Class A Shares; renaming the existing shares of the Vontobel Eastern European Equity Fund Class B Shares to the Eastern European Equity Fund Class B Shares; and, renaming the existing shares of the Vontobel Eastern European Equity Fund Class C Shares to the Eastern European Equity Fund Class C Shares are incorporated by reference to Exhibit No. 23(a)(29) of PEA No. 37.

     (30) Articles of Amendment dated August 5, 2004, as filed with the State of Maryland on August 10, 2004, renaming the existing Eastern European Equity Fund Class B Shares to the Eastern European Equity Fund Institutional Shares are incorporated by reference to Exhibit No. 23(a)(30) of PEA No. 37.

     (31) Articles Supplementary dated August 13, 2004, as filed with the State of Maryland on August 17, 2004, increasing the authorized shares of the Registrant from 750,000,000 to 850,000,000 are incorporated by reference to Exhibit No. 23(a)(31) of PEA No. 37.

     (32) Articles of Amendment dated November 11, 2004, as filed with the State of Maryland on November 12, 2004 renaming the existing Lara U.S. Treasury Fund series to the Epoch International Small Cap Fund series and to rename the authorized issued and unissued shares of this series of the Registrant as follows: Lara U.S. Treasury Fund Class A Shares to the Epoch International Small Cap Fund Class A Shares; Lara U.S. Treasury Fund Institutional Shares to the Epoch International Small Cap Fund Institutional Shares; and Lara U.S. Treasury Fund Class C Shares to the Epoch International Small Cap Fund Class C Shares are incorporated by reference to Exhibit No. 23(a)(32) of PEA 38 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255)as filed with the SEC on November 15, 2004 ("PEA No. 38").

(33) Articles Supplementary dated May 6, 2005, as filed with the State of Maryland on May 10, 2005, creating the Epoch U.S. All Cap Equity Fund series.

  (b) By-Laws.

     The By-Laws of the Registrant are incorporated herein by reference to Exhibit B of the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255), as filed with the SEC on June 16, 1997.

(c) Instruments Defining Rights of Security Holders.

     See Article FIFTH and Article SEVENTH, Section 2 of the Articles of Incorporation, which are incorporated herein by reference to Exhibit No. 23(a)(1) of PEA No. 19; and Article II, Article III and Article XI of the By-laws, which are incorporated herein by reference to Exhibit B of the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255), as filed with the SEC on June 16, 1997.

(d) Investment Advisory Contracts.

     (1) Investment Advisory Agreement dated October 25, 2000 between Sand Hill Advisors, Inc. and the Registrant on behalf of the Sand Hill Portfolio Manager Fund is incorporated herein by reference to Exhibit No. 23(d)(1) of PEA No. 19.

     (2) Investment Advisory Agreement dated October 14, 1997 between CSI Capital Management, Inc. and the Registrant on behalf of the CSI Equity Fund is incorporated herein by reference to Exhibit No. 23(d)(2) of PEA No. 19.

     (3) Investment Advisory Agreement dated October 14, 1997 between CSI Capital Management, Inc. and the Registrant on behalf of the CSI Fixed Income Fund is incorporated herein by reference to Exhibit No. 23(d)(3) of PEA No. 19.

      (4) GenomicsFund.

     (a) Investment Advisory Agreement dated March 1, 2002 between xGENx, LLC and the Registrant on behalf of GenomicsFund (formerly known as Genomicsfund.com) is incorporated herein by reference to Exhibit No. 23 (d) (6) of PEA No. 11.

     (b) Investment Advisory Agreement dated March 25, 2003 between Commonwealth Capital Management, LLC ("CCM") and the Registrant on behalf of GenomicsFund is to be filed by amendment.

     (c) Sub-Advisory Agreement dated March 25, 2003 between CCM and Satuit Capital Management, LLC ("SCM") is to be filed by amendment.

      (5) New Market Fund.

     (a) Investment Advisory Agreement dated September 21, 1998 between Virginia Management Investment Corporation and the Registrant on behalf of the New Market Fund is incorporated herein by reference to Exhibit No. 23(d)(5) to Amendment No. 5 to the Registrant's Registration Statement on Form N-1A (File No. 811-8255) as filed with the SEC on December 30, 1998 ("Amendment No. 5").

     (b) Sub-Advisory Agreement dated September 21, 1998 between Virginia Management Investment Corporation and The London Company of Virginia on behalf of the New Market Fund is incorporated herein by reference to Exhibit No. 23(d)(5) to Amendment No. 5.

     (c) Investment Advisory Agreement dated March 31, 2003 between The London Company of Virginia and the Registrant, on behalf of the New Market Fund is to be filed by amendment.

      (6) Third Millennium Russia Fund.

     (a) Investment Advisory Agreement dated December 21, 1999 between Third Millennium Investment Advisors, LLC ("TMIA") and the Registrant on behalf of the Third Millennium Russia Fund is incorporated herein by reference to Exhibit No. 23(d)(8) of PEA No. 19.

     (7) Chase Mid-Cap Growth Fund (formerly known as the Newby Fund).

     (a) Investment Advisory Agreement dated August 31, 2002 between Chase Investment Counsel Corp. and the Registrant on behalf of the Chase Mid-Cap Growth Fund is incorporated herein by reference to Exhibit No. 23(d)(7)(a) of PEA No. 24.

     (b) Investment Advisory Agreement dated December 12, 2000 between xGENx, LLC and the Registrant on behalf of the Newby Fund is incorporated herein by reference to Exhibit No. 23 (d)(9)(a) of PEA No. 21.

     (c) Investment Advisory Agreement dated August 9, 2001 between CCM and the Registrant on behalf of the Newby Fund is incorporated herein by reference to Exhibit No. 23(d)(9)(b) of PEA No. 21.

     (d) Sub-Advisory Agreement dated August 9, 2001 between CCM and xGENx, LLC on behalf of the Newby Fund is incorporated herein by reference to Exhibit No. 23(d)(9)(c) of PEA No. 21.

     (8) Investment Advisory agreement between Epoch Investment Partners, Inc. and the Registrant on behalf of the Epoch International Small Cap Fund.

     (9) Investment Advisory Agreement between Dividend Capital Investments LLC and the Registrant on behalf of the Dividend Capital Realty Income Fund is incorporated herein by reference to Exhibit No. 23 (d)(9) of PEA No. 31.

     (10) Investment Advisory Agreement between CCM and the Registrant on behalf of the Vontobel Eastern European Equity Fund is incorporated herein by reference to Exhibit No. 23(d)(1) of Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255) as filed with the SEC on October 17, 2003 ("PEA No. 32").

      (11) FORM OF: Investment Advisory Agreement between Epoch Investment Partners, Inc., and the Registrant on behalf of the Epoch U.S. All Cap Equity Fund series.

(e) Underwriting Contracts.

     (1) Distribution Agreement dated August 19, 1997 between First Dominion Capital Corp. ("FDCC") and the Registrant on behalf of Sand Hill Portfolio Manager Fund, CSI Equity Fund, CSI Fixed Income Fund, GenomicsFund.com, Third Millennium Russia Fund, The New Market Fund and Newby Fund is incorporated herein by reference to Exhibit No. 23(e)(1) of PEA No. 19.

      (2) FORM OF: Distribution Agreement between FDCC and the Registrant on behalf of the Epoch U.S. All Cap Equity Fund series.

(f) Bonus or Profit Sharing Contracts.

      Not Applicable.

(g) Custodian Agreements.

     (1) Custodian Agreement dated October 28, 1998 between Brown Brothers Harriman & Co. ("BBH") and the Registrant is incorporated herein by reference to Exhibit No. 23(g)(3) of Amendment No. 5.

     (2) Foreign Custody Manager Delegation Agreement dated June 26, 1998 between BBH and the Registrant is incorporated herein by reference to Exhibit No. 23(g)(3) of PEA No. 19.

      (3) Custodian Agreement between UMB Bank, N.A. and the Registrant is incorporated herein by reference to Exhibit No. 23(g)(3) of Post-Effective Amendment No. 43 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255) as filed with the SEC on April 25, 2005 ("PEA No. 43").

(h) Other Material Contracts.

      (1) Administrative Services.

     (a) Administrative Services Agreement dated August 19, 1997 between Commonwealth Shareholder Services, Inc. ("CSS") and the Registrant on behalf of the Sand Hill Portfolio Manager Fund is incorporated herein by reference to Exhibit No. 23(h)(1)(a) of PEA No. 19.

     (b) Administrative Services Agreement dated October 14, 1997 between CSS and the Registrant on behalf of the CSI Equity Fund is incorporated herein by reference to Exhibit No. 23(h)(1)(b) of PEA No. 19.

     (c) Administrative Services Agreement dated October 14, 1997 between CSS and the Registrant on behalf of the CSI Fixed Income Fund is incorporated herein by reference to Exhibit No. 23(h)(1)(c) of PEA No. 19.

     (d) Administrative Services Agreement dated September 28, 1998 between CSS and the Registrant on behalf of the Third Millennium Russia Fund is incorporated herein by reference to Exhibit No. 23(h)(5) of Amendment No. 5.

     (e) Administrative Services Agreement dated September 28, 1998 between CSS and the Registrant on behalf of The New Market Fund is incorporated herein by reference to Exhibit No. 23(h)(6) of Amendment No. 5.

     (f) Administrative Services Agreement dated March 1, 2000 between CSS and the Registrant on behalf of GenomicsFund.com is incorporated herein by reference to Exhibit 23(h)(2)(f) of PEA No. 11.

     (g) Administrative Services Agreement dated December 12, 2000 between CSS and the Registrant on behalf of the Chase Mid-Cap Growth Fund (formerly known as the Newby Fund) is incorporated herein by reference to Exhibit No. 23(h)(1)(h) of PEA No. 21.

     (h) Administrative Services Agreement dated April 1, 2003 between CSS and the Registrant on behalf of the Epoch International Small Cap Fund (formerly, the Lara U.S. Treasury Fund is incorporated by reference to Exhibit No. 23(h)(1)(h) of PEA No. 31.

     (i) Administrative Services Agreement between CSS and the Registrant on behalf of the Dividend Capital Realty Income Fund is incorporated by reference to Exhibit No. 23(h)(1)(i) of PEA No. 31.

     (j) Administrative Services Agreement between CSS and the Registrant on behalf of the Eastern European Equity (formerly the Vontobel Eastern European Equity Fund) is incorporated herein by reference to Exhibit No. 23(h)(1)(j) of PEA No. 37.

      (k) FORM OF: Administrative Services Agreement between CSS and the Registrant on behalf of the Epoch U.S. All Cap Equity Fund.

      (2) Transfer Agent.

     (a) Transfer Agency Agreement dated August 19, 1997 between Fund Services, Inc. and the Registrant is incorporated herein by reference to Exhibit No. 23(h)(2)(a) of PEA No. 19.

     (b) Transfer Agency Agreement dated January 1, 2002 between Fund Services, Inc. and the Registrant is incorporated herein by reference to Exhibit No. 23(h)(2)(b) of PEA No. 24.

      (3) Fund Accounting.

     (a) Accounting Services Agreement dated July 1, 2000 between Commonwealth Fund Accounting and the Registrant on behalf of the Sand Hill Portfolio Manager Fund, CSI Equity Fund, CSI Fixed Income Fund, The New Market Fund, Third Millennium Russia Fund, GenomicsFund (formerly known as GenomicsFunds.com), Chase Mid-Cap Growth Fund (formerly known as the Newby Fund), Lara U.S. Treasury Fund, Dividend Capital Realty Income Fund and the Vontobel Eastern European Equity Fund is incorporated herein by reference to Exhibit No. 23(h)(3)(d) of PEA No. 12.

     (b) Accounting Agency Agreement dated October 28, 1998 between BBH and the Registrant on behalf of the Third Millennium Russia Fund is incorporated herein by reference to Exhibit No. 23(h)(3)(b) of PEA No. 19.

      (4) Expense Limitation Agreements.

     (a) Expense Limitation Agreement dated March 1, 2000 between xGENx, LLC and the Registrant on behalf of GenomicsFund (formerly known as GenomicsFund.com) is incorporated herein by reference to Exhibit No. 23(h)(4)(c) of PEA No. 19.

     (b) Expense Limitation Agreement dated August 1, 1999 between Virginia Management Investment Corporation and the Registrant on behalf of The New Market Fund is incorporated herein by reference to Exhibit No. 23(h)(4)(f) of PEA No. 19.

     (c) Expense Limitation Agreement dated September 1, 2000 between Third Millennium Investment Advisers, LLC, Commonwealth Capital
Management, Inc.,
FDCC, CSS and the Registrant on behalf of the Third Millennium
Russia Fund is
incorporated herein by reference to Exhibit No. 23(h)(4)(g) of PEA No. 19.

     (d) Expense Limitation Agreement dated December 1, 2001 between Commonwealth Capital Management, LLC and the Registrant on behalf of the Newby Fund is incorporated herein by reference to Exhibit No. 23(h)(4)(f) of PEA No. 21.

     (e) Expense Limitation Agreement dated September 1, 2002 between Chase Investment Counsel Corp and the Registrant on behalf of the Chase Mid-Cap Growth Fund is incorporated herein by reference to Exhibit No. 23(h)(4)(e) of PEA No. 24.

     (f) Expense Limitation Agreement between the Lara Group, Ltd. and the Registrant on behalf of the Lara Treasury Management Fund is incorporated herein by reference to Exhibit No. 23(h)(4)(f) of PEA No. 27.

     (g) Expense Limitation Agreement between The London Company of Virginia and the Registrant on behalf of the New Market Fund is incorporated herein by reference to Exhibit No. 23(h)(4)(g) of PEA No. 28.

     (h) Expense Limitation Agreement between Third Millennium Investment Advisors, LLC and the Registrant on behalf of the Third Millennium Russia Fund is incorporated by reference to Exhibit 23(h)(4)(h) of Post-Effective Amendment No. 30 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255) as filed with the SEC on June 2, 2003("PEA No. 30").

     (i) Class A Shares Expense Limitation Agreement between Commonwealth Capital Management, LLC and the Registrant on behalf of the Eastern European Equity Fund (formerly the Vontobel Eastern European Equity Fund) is incorporated by reference to Exhibit No. 23(h)(4)(i) of PEA No. 37.

     (j) Class C Shares Expense Limitation Agreement between Commonwealth Capital Management, LLC and the Registrant on behalf of the Eastern European Equity Fund (formerly the Vontobel Eastern European Equity Fund) is incorporated by reference to Exhibit No. 23(h)(4)(j) of PEA No. 37.

     (k) Institutional Shares Expense Limitation Agreement between Commonwealth Capital Management, LLC and the Registrant on behalf of the Eastern European Equity Fund (formerly the Vontobel Eastern European Equity Fund) is incorporated by reference to Exhibit No. 23(h)(4)(k) of PEA No. 37.

     (l) Institutional Shares Expense Limitation Agreement between Epoch Investment Partners, Inc. and the Registrant on behalf of the Epoch International Small Cap Fund (formerly the Lara U.S. Treasury Fund series).

      (m) Expense Limitation Agreements between Epoch Investment Partners, Inc. and the Registrant on behalf of the Epoch U.S. All Cap Equity Fund.

(i) Legal Opinion.

     To be filed by amendment

(j) Other Opinions.

      Not applicable.

(k) OMITTED FINANCIAL STATEMENTS.

      Not Applicable.

(l) Initial Capital Agreements.

      Not Applicable.

(m) Rule 12b-1 Plan.

      (1) Sand Hill Portfolio Manager Fund.

     (a) The Distribution Plan for Class A Shares is incorporated herein by reference to Exhibit No. 23(m)(8)(a) of PEA No. 15.

     (b) The Distribution and Services Plan for Class B Shares is incorporated herein by reference to Exhibit No. 23(m)(8)(b)of PEA No. 15.

     (c) The Distribution and Services Plan for Class C Shares is incorporated herein by reference to Exhibit No. 23(m)(8)(c)of PEA No. 15.

      (2)  CSI Equity Fund

     (a) The Distribution Plan for Class A Shares is incorporated herein by reference to Exhibit No. 23(m)(9)(a) of PEA No. 15.

     (b) The Distribution and Services Plan for Class C Shares is incorporated herein by reference to Exhibit No. 23(m)(9)(c)of PEA No. 15.

      (3) GenomicsFund (formerly known as GenomicsFund.com).

     (a) The Distribution Plan for Class Y Shares is incorporated herein by reference to Exhibit No. 23(m)(3) of PEA No. 11.

     (b) The Distribution Plan for Class A Shares is incorporated herein by reference to Exhibit No. 23(m)(10)(a) of PEA No. 15.

     (c) The Distribution and Service Plan for Class B Shares is incorporated herein by reference to Exhibit No. 23(m)(10)(b)of PEA No. 15.

     (d) The Distribution and Service Plan for Class C Shares is incorporated herein by reference to Exhibit No. 23(m)(10)(c)of PEA No. 15.

      (4) New Market Fund.

     (a) The Distribution Plan for Class A Shares of the New Market Fund is incorporated herein by reference to Exhibit No. 23(m)(2)of Amendment No. 5.

     (b) The Distribution and Service Plan for Class B Shares is incorporated herein by reference to Exhibit No. 23(m)(4)(b)of PEA No. 28.

     (c) The Distribution and Service Plan for Class C Shares is incorporated herein be reference to Exhibit No. 23(m)(4)(c)of PEA No. 28.

      (5) Third Millennium Russia Fund.

     (a) The Distribution Plan is incorporated herein by reference to Exhibit No. 23(m) (1) of Amendment No. 5.

     (b) Distribution and Service Plan for Class B Shares is incorporated herein by reference to Exhibit No. 23(m)(5)(b) of PEA No. 30.

     (c) Distribution and Service Plan for Class C Shares is incorporated herein by reference to Exhibit No. 23(m)(5)(c) of PEA No. 30.

      (6) Chase Mid-Cap Growth Fund (formerly known as the Newby Fund).

     (a) The Distribution Plan for Class C Shares (formerly known as Service Class Shares) is incorporated herein by reference to Exhibit No. 23(m)(7) (a) of PEA No. 13.

     (b) Shareholder Servicing Plan and related Agreement are incorporated herein by reference to Exhibit No. 23(m) (6)(b) of Post-Effective Amendment No. 25 to the Registrants Registration Statement on Form N-lA (File
Nos.
333-29289/811-8255) as filed with the SEC on October 31, 2002
("PEA No. 25).

     (7) Distribution and Service Plan for Class C Shares of the Lara U.S. Treasury Fund is incorporated herein by reference to Exhibit No. 23(m) (7) of PEA No. 27.

     (8) Dividend Capital Realty Income Fund.

     (a) The Distribution and Service Plan for Class Y Shares is incorporated herein by reference to Exhibit No. 23(m) (8)(a) of PEA No. 31.

     (b) The Distribution and Service Plan for Class A Shares is incorporated herein by reference to Exhibit No. 23(m) (8)(b) of PEA No. 31.

     (c) The Distribution and Service Plan for Class B Shares is incorporated herein by reference to Exhibit No. 23(m) (8)(c) of PEA No. 31.

     (d) The Distribution and Service Plan for Class C Shares is incorporated herein by reference to Exhibit No. 23(m) (8)(d) of PEA No. 31.

(n) Rule 18f-3 Plan.

     (1) Rule 18f-3 Multiple Class Plan for the Sand Hill Portfolio Manager Fund is incorporated herein by reference to Exhibit No. 23(n)(3)of PEA No. 15.

     (2) Rule 18f-3 Multiple Class Plan for the CSI Equity Fund is incorporated herein by reference to Exhibit No.23(n)(4) of PEA No.19.

     (3) Rule 18f-3 Multiple Class Plan for GenomicsFund (formerly known as GenomicsFund.com) is incorporated herein by reference to Exhibit No. 23(n)(5) of PEA No. 19.

     (4) Rule 18f-3 Multiple Class Plan for the Chase Mid-Cap Growth Fund (formerly known as the Newby Fund) is incorporated herein by reference to Exhibit No. 23(n)(6) of PEA No. 19.

     (5) Rule 18f-3 Multiple Class Plan for the Lara U.S. Treasury Fund is incorporated herein by reference to Exhibit No.23(n)(5) of PEA No.27.

     (6) Rule 18f-3 Multiple Class Plan for the New Market Fund is incorporated herein by reference to Exhibit No. 23(n)(6) of PEA No. 28.

     (7) Rule 18f-3 Multiple Class Plan for the Third Millennium Russia Fund is incorporated herein by reference to Exhibit No. 23(n)(7) of PEA No. 30.

     (8) Rule 18f-3 Multiple Class Plan for the Dividend Capital Realty Income Fund is incorporated herein by reference to Exhibit 23(n)(8) of PEA No. 31.

(o) Reserved.

(p) Codes of Ethics.

     (1) The Code of Ethics of the Registrant, FDCC (the distributor for the Registrant), CCM (the investment advisers to GenomicsFund and the Eastern European Equity Fund [formerly the Vontobel Eastern European Equity Fund]), The London Company of Virginia (the investment adviser to The New Market Fund), CSI Capital Management, Inc. (the investment adviser to the CSI Equity Fund and CSI Fixed Income Fund), Third Millennium Investment Advisors, LLC (the investment adviser to the Third Millennium Russia Fund) and the Lara Group, Ltd. (the investment adviser for the Lara U.S. Treasury Fund) is incorporated herein by reference to Exhibit No. 23(p)(1) of PEA No. 11.

     (2) The Code of Ethics of Sand Hill Advisors, Inc. (the investment adviser to the Sand Hill Portfolio Manager Fund) is incorporated herein by reference to Exhibit No. 23(p)(8) of PEA No. 12.

     (3) The Code of Ethics of Chase Investment Counsel Corporation (the investment adviser to the Chase Mid-Cap Growth Fund) is incorporated herein by reference to Exhibit No. 23(p)(4) of PEA No. 24.

     (4) The Code of Ethics of Dividend Capital Investments LLC (the investment adviser for the Dividend Capital Realty Income Fund).

(5) The Code of Ethics of Epoch Investment Partners, Inc. (the investment adviser for the Epoch International Small Cap Fund and the Epoch U.S. All Cap Equity Fund).

(q) Powers-of-Attorney.

     The Power-of-Attorney for each of Messrs. Samuel Boyd, Jr., Paul M. Dickinson and William E. Poist are each incorporated herein by reference to Exhibit O of Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255), as filed with the SEC on June 16, 1997.

Item 24. Persons Controlled by or Under Common Control with the Fund.

           None.

Item 25.   Indemnification.

     Reference is made to Article EIGHTH of the Registrant's Articles of Incorporation, which are incorporated herein by reference to Exhibit No. 23(a)(1) of PEA No. 19. Insofar as indemnification for liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defenses of any action, suite or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26.   Business and Other Connections of the Investment
Adviser.

     The list required by this Item 26 as to any other business, profession, vocation or employment of a substantial nature in which each of the investment advisers and sub-advisers, and each director, officer or partner of such investment advisers or sub-advisers, is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee, is incorporated herein by reference to Schedules A and D of each investment adviser's or sub-adviser's Form ADV listed opposite such investment adviser's or sub-adviser's name below, which is currently on file with the SEC as required by the Investment Advisers Act of 1940, as amended.


Name of Investment Adviser/Sub-Adviser         Form ADV File No.

Sand Hill Advisors, Inc.                       801-17601
CSI Capital Management, Inc.                   801-14549
Third Millennium Investment Advisors, LLC      801-55720
The London Company of Virginia                 801-46604
Commonwealth Capital Management, LLC           801-60040
Dividend Capital Investments LLC               801-62453
Epoch Investment Partners, Inc.                801-63118

Item 27.   Principal Underwriters.

     (a) First Dominion Capital Corp., also acts as underwriter to Vontobel Funds, Inc., The World Insurance Trust and Satuit Capital Management Trust

(b) First Dominion Capital Corp.

     The information required by this Item 27(b) with respect to each director, officer or partner of FDCC is incorporated herein by reference to Schedule A of Form BD, filed by FDCC with the SEC pursuant to the Securities Exchange Act of 1934, as amended (File No. 8-33719).

(c) Not Applicable.

Item 28.   Location Of Accounts And Records.

     The accounts, books or other documents of the Registrant required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are kept in several locations:

     (a) Sand Hill Advisors, Inc. 3000 Sand Hill Road Building 3, Suite 150 Menlo Park, CA 94025 (records relating to its function as investment adviser to the Sand Hill Portfolio Manager Fund).

     (b) CSI Capital Management, Inc. 110 El Paseo, Santa Barbara, CA 93101 (records relating to its function as investment adviser to the CSI Equity Fund).

     (c) Third Millennium Investment Advisors, LLC 1185 Avenue of the Americas New York, NY 10036 (records relating to its function as investment adviser to the Third Millennium Russia Fund).

     (d) The London Company, One James Center, Suite 1501, Richmond, Virginia 23219 (records relating to its function as the investment adviser to The New Market Fund).

     (e) UMB Bank, N.A., 928 Grand Blvd., 5th Floor, Kansas City, MO 64106 (records relating to its functions as custodian for each Fund and accounting agent to the Third Millennium Russia Fund.

     (f) Fund Services, Inc. 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235(records relating to its function as transfer agent to the Funds).

     (g) Commonwealth Shareholder Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235 (Registrant's Articles of Incorporation, By-Laws, Minute Books and records relating to its function as administrator to the Funds).

     (h) First Dominion Capital Corp. 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235 (records relating to its function as distributor to the Funds).

     (i) Commonwealth Fund Accounting, Inc. 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235 (records relating to its function as fund accounting agent for the Funds it services).

     (j) Epoch Investment Partners, Inc., 640 Fifth Avenue, 18th Floor, New York, NY 10019 (records relating to its function as investment adviser to the Epoch International Small Cap Fund and the Epoch U.S. All Cap Equity Fund).

     (k) Commonwealth Capital Management, LLC 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235 (records relating to its function as the investment adviser to GenomicsFund and the Eastern European Equity Fund [formerly the Vontobel Eastern European Equity Fund].

     (l) Dividend Capital Investments LLC 518 17th Street, Suite 1700 Denver, CO 80202 (records relating to its function as the investment adviser to the Dividend Capital Realty Income Fund.)



Item 29.   Management Services.

     There are no management-related service contracts not discussed in Parts A or B of this Form.

Item 30.   Undertakings.

           None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 44 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Richmond, and the Commonwealth of Virginia on the 16th day of May, 2005.


                              THE WORLD FUNDS, INC.

                               By:  /s/ John Pasco, III
                                -------------------------
                                    John Pasco, III,
                                    Chairman and Chief Executive
Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 44 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated below.

Signature                 Title                    Date


/s/ John Pasco, III
---------------------
John Pasco, III           Director, Chairman       May 16, 2005
                          Chief Executive
                          Officer and Chief
                          Financial Officer

*/s/ Samuel Boyd, Jr.
----------------------
Samuel Boyd, Jr.               Director            May 16, 2005

*/s/ Paul M. Dickinson
----------------------
Paul M. Dickinson              Director            May 16, 2005


*/s/ William E. Poist
----------------------
William E. Poist               Director            May 16, 2005


*By:/s/ John Pasco, III
------------------------
    John Pasco, III Attorney-in-fact pursuant to Powers-of- Attorney on file.

                                INDEX TO EXHIBITS

EXHIBIT NO.                    DESCRIPTION
------------              -----------

23(a)(33)                 Articles Supplementary
23(d)(8)                  Epoch International Small Cap Fund Investment Advisory
                          Agreement
23(d)(11)                 FORM OF:  Epoch U.S. All Cap Equity Fund Investment
                                    Advisory Agreement
23(e)(2)                  FORM OF:  Epoch U.S. All Cap Equity Fund
                                    Distribution Agreement
23(h)(1)(k)               FORM OF:  Epoch U.S. All Cap Equity Fund
                                    Administrative Services Agreement
23(p)(4)                  Dividend Capital Investments, LLC Code of Ethics
23(p)(5)                  Epoch Investment Partners, Inc. Code of Ethics

                                                               EXHIBIT 23(a)(33)

                              THE WORLD FUNDS, INC.

                             Articles Supplementary

      The World Funds, Inc., a Maryland corporation having is principal office in Baltimore, Maryland (the "Company"), and an open-end investment company registered under the Investment Company Act of 1940, as amended, hereby certifies to the State Department of Assessments and Taxation of Maryland that:

      FIRST: In accordance with the requirements of Section 2-208 of the Maryland General Corporation Law, the Board of Directors of the Company has adopted resolutions to classify and allocate certain authorized, unissued and unclassified shares of common stock of the Company pursuant to the following resolutions adopted at a special meeting of the Board of Directors held on May 5, 2005 as follows:

           RESOLVED, that effective upon making any necessary filing with the Maryland Department of Assessments and Taxation, the Charter of the Company be, and it hereby is, supplemented in accordance with the requirements of Section 2-208 of the Maryland General Corporation Law, to classify and allocate certain authorized, unissued and unclassified shares of common stock of the Company so that Fifty Million (50,000,000) authorized, unissued and unclassified shares of common stock with a par value of one cent ($0.01) per share be allocated to the Epoch U. S. All Cap Equity Fund series of the Company, and those shares are further re-classified as follows:

                Fifteen Million (15,000,000) shares for Class A Shares of the series; Fifteen Million (15,000,000) shares for Class C Shares of the series; and Twenty Million (20,000,000) shares for Institutional Shares of the series; and it was further

           RESOLVED, that the Class A Shares, Class C Shares and Institutional Shares of the Epoch U. S. All Cap Equity Fund series have such preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption and other characteristics as are stated in Article FIFTH of the Articles of Incorporation of the Company; and it was further

           RESOLVED, that the appropriate officers of the Company be, and each hereby is, authorized to execute and deliver, on behalf of the Company, such further instruments, certificates, and other documents and to perform such other acts as they determine, with the advice of counsel, to be necessary or desirable to carry out such classification of shares, such determination to be conclusively evidenced by such actions.

      SECOND: The total number of shares of capital stock which the Company presently is authorized to issue remains Eight Hundred Fifty Million (850,000,000) shares, with a par value of one cent ($0.01) per share, having an aggregate par value of Eight Million Five Hundred Thousand Dollars ($8,500,000) classified as follows:


                             NUMBER OF SHARES
                             OF COMMON STOCK       AGGREGATE
      NAME OF SERIES            ALLOCATED          PAR VALUE

Sand Hill Portfolio
Manager Fund
      Class Y Shares            15,000,000         $150,000
      Class A Shares            15,000,000          150,000
      Class B Shares            10,000,000          100,000
      Class C Shares            10,000,000          100,000

CSI Fixed Income Fund           50,000,000          500,000

CSI Equity Fund
      Investor Shares           15,000,000          150,000
      Class A Shares            15,000,000          150,000
      Institutional Shares      10,000,000          100,000
      Class C Shares            10,000,000          100,000

New Market Fund
      Class A Shares            20,000,000          200,000
      Institutional Shares      15,000,000          150,000
      Class C Shares            15,000,000          150,000

Third Millennium Russia
Fund
      Class A Shares            20,000,000          200,000
      Institutional Shares      15,000,000          150,000
      Class C Shares            15,000,000          150,000

GenomicsFund
      Class Y Shares            15,000,000          150,000
      Class A Shares            15,000,000          150,000
      Class B Shares            10,000,000          100,000
      Class C Shares            10,000,000          100,000

Chase Mid-Cap Growth Fund
      Class A Shares            25,000,000          250,000
      Class C Shares            25,000,000          250,000

Epoch International Small
Cap   Fund
      Class A Shares            15,000,000          150,000
      Class C Shares            15,000,000          150,000
      Institutional Shares      20,000,000          200,000

                             NUMBER OF SHARES
                             OF COMMON STOCK       AGGREGATE
      NAME OF SERIES            ALLOCATED          PAR VALUE

Eastern European Equity
Fund
      Class A Shares            20,000,000          200,000
      Institutional Shares      15,000,000          150,000
      Class C Shares            15,000,000          150,000

Dividend Capital Realty
Income     Fund
      Class I Shares            15,000,000          150,000
      Class A Shares            15,000,000          150,000
      Class B Shares            10,000,000          100,000
      Class C Shares            10,000,000          100,000

Satuit Capital Micro Cap
Fund
      Class Y Shares            15,000,000          150,000
      Class A Shares            15,000,000          150,000
      Class B Shares            10,000,000          100,000
      Class C Shares            10,000,000          100,000

Satuit Capital Small Cap
Fund
      Class Y Shares            15,000,000          150,000
      Class A Shares            15,000,000          150,000
      Class B Shares            10,000,000          100,000
      Class C Shares            10,000,000          100,000

Epoch U. S. All Cap Equity
Fund
      Class A Shares            15,000,000          150,000
      Class C Shares            15,000,000          150,000
      Institutional Shares      20,000,000          200,000

Unclassified Shares            200,000,000         2,000,000

                     TOTAL
                               850,000,000        $8,500,000

      THIRD:    These Articles  Supplementary will become effective
at the time of filing.

      IN WITNESS WHEREOF, The World Funds, Inc. has caused these
Articles Supplementary to be signed in its name and on its behalf this 6th day of May, 2005.



                               /s/ John Pasco, III
                               Name:  John Pasco, III
                               Title:  Chairman and Chief Executive
Officer
Attest:


/s/ Karen Shupe
Name:   Karen Shupe
Title:     Assistant Secretary

      THE UNDERSIGNED, Chairman and Chief Executive Officer of The World Funds, Inc who executed on behalf of said Company the foregoing Articles Supplementary of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Company, the foregoing Articles Supplementary to be the corporate act of said Company and further certifies that to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.




                               /s/ John Pasco, III
                               Name: John Pasco, III
                               Title:  Chairman and Chief Executive
Officer







Attest:



/s/ Karen Shupe
Name:  Karen Shupe
Title:   Assistant Secretary

                                                               EXHIBIT 23 (d)(8)
                       INVESTMENT ADVISORY AGREEMENT

     Investment Advisory Agreement (the "Agreement") dated this 14th day of January, 2005 by and between The World Funds, Inc., a Maryland corporation (herein called the "Company"), and Epoch Investment Partners, Inc., a Delaware corporation (the "Adviser"), a registered investment adviser under the Investment Advisers Act of 1940, as amended.

      WHEREAS, the Company is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of several series of shares, each having its own investment policies; and

      WHEREAS, the Company desires to retain the Adviser to furnish investment advisory and management services to a fund of the Company, subject to the control of the Company's Board of Directors (the "Board" or the "Directors"), and the Adviser is willing to so furnish such services;

      NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be bound, it is agreed between the parties hereto as follows:

1. Appointment. The Company hereby appoints the Adviser to act as the Adviser to the Epoch International Small Cap Fund series of the Company (the "Fund") for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2. Duties of the Adviser. The Company employs the Adviser to manage the investments and reinvestment of the assets of the Fund, and to continuously review, supervise, and administer the investment program of the Fund, to determine in its discretion the securities to be purchased or sold, to provide the Company and Commonwealth Shareholder Services, Inc. (the "Administrator") with records concerning the Adviser's activities which the Company is required to maintain, and to render regular reports to the Company's Officers and Board and to the Administrator concerning the Adviser's discharge of the foregoing responsibilities.

      The Adviser shall discharge the foregoing responsibilities subject to the control of the Company's Board and in compliance with such policies as the Board may from time to time establish, and in compliance with the objectives, policies, and limitations for the Fund as set forth in its prospectus and Statement of Additional Information, as amended from time to time, and applicable laws and regulations.

      The Company will instruct each of its agents and contractors to cooperate with the Adviser in the conduct of the business of the Fund.

      The Adviser accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings, and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

3. Sub-Advisers. It is understood that the Adviser may from time to time employ or associate itself with such person or persons as the Adviser may believe to be particularly fitted to assist in the performance of this Agreement; provided, however, that the compensation of such person or persons shall be paid by the Adviser and that the Adviser shall be as fully responsible to the Company for the acts and omissions of any sub-adviser as it is for its own acts and omissions. Without limiting the generality or the foregoing, it is agreed that investment advisory services to the Fund may be provided by a sub-adviser acceptable to the Company and the Adviser and approved in accordance with the provisions of the 1940 Act. In the event that any sub-adviser appointed hereunder is terminated, the Adviser may provide investment advisory services pursuant to this Agreement to the Fund without further shareholder approval.

4. Fund Transactions. The Adviser is authorized to select the brokers and dealers that will execute the purchases and sales of Fund securities for the Fund and is directed to use its best efforts to obtain the best price and execution for the Fund's transactions in accordance with the policies of the Company and Adviser as set forth from time to time in the Fund's prospectus and Statement of Additional Information. The Adviser will promptly communicate to the Company and to the Administrator such information relating to Fund transactions as they may reasonably request. The Company understands and agrees that the Adviser may, from time to time, aggregate orders for the purchase or sale of identical securities on behalf of its clients, including the Fund.

      It is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Company or be in breach of any obligation owing to the Company under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Company to an unaffiliated broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Fund's prospectus and Statement of Additional Information. Subject to the foregoing, the Adviser may direct any transaction of the Fund to a broker which is affiliated with the Adviser in accordance with, and subject to, the policies and procedures approved by the Board of the Company pursuant to Rule 17e-1 under the 1940 Act. Such brokerage services are not deemed to be provided under this Agreement.

5. Compensation of the Adviser. For the services to be rendered by the Adviser under this Agreement, the Fund shall pay to the Adviser, and the Adviser will accept as full compensation, a fee accrued daily and payable monthly at an annual rate of 1.10% on the average daily net assets of the Fund.

      For the month and year in which this Agreement becomes effective, or terminates, there shall be an appropriate pro-ration of the advisory fee based on the number of days that the Agreement shall have been in effect during the month and year, respectively. All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

6. Expenses. During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with the management of the Fund. Notwithstanding the foregoing, the Fund shall pay the expenses and costs of the Fund for the following:

a.              Taxes;

b.              Brokerage fees and commissions with regard to Fund transactions;

c. Interest charges, fees and expenses of the custodian of the securities;

d. Fees and expenses of the Company's transfer agent and the Administrator;

e.              Its proportionate share of auditing and legal expenses;

f. Its proportionate share of the cost of maintenance of corporate existence;

g. Its proportionate share of compensation of directors of the Company who are not interested persons of the Adviser as that term is defined by law;

h.              Its proportionate share of the costs of corporate meetings;

i. Federal and State registration fees and expenses incident to the sale of shares of the Fund;

j. Costs of printing and mailing prospectuses for the Fund's shares, reports and notices to existing shareholders;

k. The advisory fee payable to the Adviser, as provided in paragraph 5 herein;

l. Costs of recordkeeping (other than investment records required to be maintained by the Adviser), and daily pricing;

m. Distribution expenses in accordance with any Distribution Plan as and if approved by the shareholders of the Fund; and

n. Expenses and taxes incident to the failure of the Fund to qualify as a regulated investment company under the provisions of the Internal Revenue Code of 1986, as amended, unless such expenses and/or taxes arise from the negligence of another party.

7. Reports. The Company and the Adviser agree to furnish to each other, if applicable, current information required for the preparation by such parties of prospectuses, statements of additional information, proxy statements, reports to shareholders, certified copies of their financial statements, and to furnish to each other such other information and documents with regard to their affairs as each may reasonably request.

8. Status of the Adviser. The services of the Adviser to the Company are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Company are not impaired thereby. The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for nor represent the Fund in any way, nor otherwise be deemed an agent of the Fund.

      Pursuant to comparable agreements, the Company may also retain the services of the Adviser to serve as the investment adviser to other series of the Company.

9. Books and Records. In compliance with the requirements of the 1940 Act, the Adviser hereby agrees that all records which it maintains for the Company are the property of the Company, and further agrees to surrender promptly to the Company any of such records upon the Company's request. The Adviser further agrees to preserve for the periods prescribed by the 1940 Act, and the rules or orders thereunder, the records required to be maintained by the 1940 Act.
10. Limitation of Liability of Adviser. The duties of the Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Adviser hereunder. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. (As used in this Paragraph 10, the term "Adviser" shall include directors, officers, employees and other corporate agents of the Adviser as well as that corporation itself).

11. Permissible Interests. Directors, agents, and shareholders of the Company are or may be interested in the Adviser (or any successor thereof) as directors, officers, or shareholders, or otherwise; directors, officers, agents, and shareholders of the Adviser are or may be interested in the Company as directors, officers, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Company as a shareholder or otherwise. In addition, brokerage transactions for the Company may be effected through affiliates of the Adviser if approved by the Company's Board, subject to the rules and regulations of the U.S. Securities and Exchange Commission, and the policies and procedures adopted by the Company.

12. License of Name. The Adviser hereby authorizes the Company to use the name "Epoch International Small Cap Fund" for the Fund. The Company agrees that if this Agreement is terminated it will promptly re-designate the name of the Fund to eliminate any reference to the name "Epoch International Small Cap Fund" or any derivation thereof unless the Adviser waives this requirement in writing.

13. Duration and Termination. This Agreement shall become effective on the date first above written subject to its approval by the shareholders of the Fund and unless sooner terminated as provided herein, shall continue in effect for two
(2) years from that date. Thereafter, this Agreement shall be renewable for successive periods of one year each, provided such continuance is specifically approved annually (a) by the vote of a majority of those members of the Company's Board who are not parties to this Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of either the Board or of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Fund. Notwithstanding the foregoing, this Agreement may be terminated by the Fund or by the Company at any time on sixty (60) days' written notice, without the payment of any penalty, provided that termination must be authorized either by vote of the Company's Board or by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser on sixty (60) days' written notice. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940
Act).

14. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act).

15. Notice. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the address stated below, or at such other address as either party may advise in writing:

      (a) To the Company at: 8730 Stony Point Parkway Suite 205 Richmond, Virginia 23235
      (b)                 To the Adviser at: 667 Madison Avenue 2nd Floor New
                          York, New York 10021
16. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

17. Applicable Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Maryland, and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Maryland, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

18. Counterparts. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                               EPOCH INVESTMENT PARTNERS, INC.


                               BY: /s/ Timothy T. Taussig
                                    Timothy T. Taussig
                                    President  &  Chief   Operating Officer
                               THE WORLD FUNDS, INC.


                               BY: /s/ John Pasco, III
                                    John Pasco, III
                                    Chairman

                                                               EXHIBIT 23(d)(11)

                                    FORM OF:

                          INVESTMENT ADVISORY AGREEMENT

     Investment Advisory Agreement (the "Agreement") dated this _____day of _______ , 2005 by and between The World Funds, Inc., a Maryland corporation (herein called the "Company"), and Epoch Investment Partners, Inc., a Delaware corporation (the "Adviser"), a registered investment adviser under the Investment Advisers Act of 1940, as amended.

      WHEREAS, the Company is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of several series of shares, each having its own investment policies; and

      WHEREAS, the Company desires to retain the Adviser to furnish investment advisory and management services to a fund of the Company, subject to the control of the Company's Board of Directors (the "Board" or the "Directors"), and the Adviser is willing to so furnish such services;

      NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be bound, it is agreed between the parties hereto as follows:

19. Appointment. The Company hereby appoints the Adviser to act as the Adviser to the Epoch U. S. All Cap Equity Fund series of the Company (the "Fund") for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

20. Duties of the Adviser. The Company employs the Adviser to manage the investments and reinvestment of the assets of the Fund, and to continuously review, supervise, and administer the investment program of the Fund, to determine in its discretion the securities to be purchased or sold, to provide the Company and Commonwealth Shareholder Services, Inc. (the "Administrator") with records concerning the Adviser's activities which the Company is required to maintain, and to render regular reports to the Company's Officers and Board and to the Administrator concerning the Adviser's discharge of the foregoing responsibilities.

      The Adviser shall discharge the foregoing responsibilities subject to the control of the Company's Board and in compliance with such policies as the Board may from time to time establish, and in compliance with the objectives, policies, and limitations for the Fund as set forth in its prospectus and Statement of Additional Information, as amended from time to time, and applicable laws and regulations.

      The Company will instruct each of its agents and contractors to cooperate with the Adviser in the conduct of the business of the Fund.

      The Adviser accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings, and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

21. Sub-Advisers. It is understood that the Adviser may from time to time employ or associate itself with such person or persons as the Adviser may believe to be particularly fitted to assist in the performance of this Agreement; provided, however, that the compensation of such person or persons shall be paid by the Adviser and that the Adviser shall be as fully responsible to the Company for the acts and omissions of any sub-adviser as it is for its own acts and omissions. Without limiting the generality or the foregoing, it is agreed that investment advisory services to the Fund may be provided by a sub-adviser acceptable to the Company and the Adviser and approved in accordance with the provisions of the 1940 Act. In the event that any sub-adviser appointed hereunder is terminated, the Adviser may provide investment advisory services pursuant to this Agreement to the Fund without further shareholder approval.

22. Fund Transactions. The Adviser is authorized to select the brokers and dealers that will execute the purchases and sales of Fund securities for the Fund and is directed to use its best efforts to obtain the best price and execution for the Fund's transactions in accordance with the policies of the Company and Adviser as set forth from time to time in the Fund's prospectus and Statement of Additional Information. The Adviser will promptly communicate to the Company and to the Administrator such information relating to Fund transactions as they may reasonably request. The Company understands and agrees that the Adviser may, from time to time, aggregate orders for the purchase or sale of identical securities on behalf of its clients, including the Fund.

      It is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Company or be in breach of any obligation owing to the Company under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Company to an unaffiliated broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Fund's prospectus and Statement of Additional Information. Subject to the foregoing, the Adviser may direct any transaction of the Fund to a broker which is affiliated with the Adviser in accordance with, and subject to, the policies and procedures approved by the Board of the Company pursuant to Rule 17e-1 under the 1940 Act. Such brokerage services are not deemed to be provided under this Agreement.

23. Compensation of the Adviser. For the services to be rendered by the Adviser under this Agreement, the Fund shall pay to the Adviser, and the Adviser will accept as full compensation, a fee accrued daily and payable monthly at an annual rate of 1.00% on the average daily net assets of the Fund.

      For the month and year in which this Agreement becomes effective, or terminates, there shall be an appropriate pro-ration of the advisory fee based on the number of days that the Agreement shall have been in effect during the month and year, respectively. All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

24. Expenses. During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with the management of the Fund. Notwithstanding the foregoing, the Fund shall pay the expenses and costs of the Fund for the following:

a.              Taxes;

b.              Brokerage fees and commissions with regard to Fund transactions;

c. Interest charges, fees and expenses of the custodian of the securities;

d. Fees and expenses of the Company's transfer agent and the Administrator;

e.              Its proportionate share of auditing and legal expenses;

f. Its proportionate share of the cost of maintenance of corporate existence;

g. Its proportionate share of compensation of directors of the Company who are not interested persons of the Adviser as that term is defined by law;

h.              Its proportionate share of the costs of corporate meetings;

i. Federal and State registration fees and expenses incident to the sale of shares of the Fund;

j. Costs of printing and mailing prospectuses for the Fund's shares, reports and notices to existing shareholders;

k. The advisory fee payable to the Adviser, as provided in paragraph 5 herein;

l. Costs of recordkeeping (other than investment records required to be maintained by the Adviser), and daily pricing;

m. Distribution expenses in accordance with any Distribution Plan as and if approved by the shareholders of the Fund; and

n. Expenses and taxes incident to the failure of the Fund to qualify as a regulated investment company under the provisions of the Internal Revenue Code of 1986, as amended, unless such expenses and/or taxes arise from the negligence of another party.

25. Reports. The Company and the Adviser agree to furnish to each other, if applicable, current information required for the preparation by such parties of prospectuses, statements of additional information, proxy statements, reports to shareholders, certified copies of their financial statements, and to furnish to each other such other information and documents with regard to their affairs as each may reasonably request.

26. Status of the Adviser. The services of the Adviser to the Company are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Company are not impaired thereby. The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for nor represent the Fund in any way, nor otherwise be deemed an agent of the Fund.

      Pursuant to comparable agreements, the Company may also retain the services of the Adviser to serve as the investment adviser to other series of the Company.

27. Books and Records. In compliance with the requirements of the 1940 Act, the Adviser hereby agrees that all records which it maintains for the Company are the property of the Company, and further agrees to surrender promptly to the Company any of such records upon the Company's request. The Adviser further agrees to preserve for the periods prescribed by the 1940 Act, and the rules or orders thereunder, the records required to be maintained by the 1940 Act.

28. Limitation of Liability of Adviser. The duties of the Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Adviser hereunder. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. (As used in this Paragraph 10, the term "Adviser" shall include directors, officers, employees and other corporate agents of the Adviser as well as that corporation itself).

29. Permissible Interests. Directors, agents, and shareholders of the Company are or may be interested in the Adviser (or any successor thereof) as directors, officers, or shareholders, or otherwise; directors, officers, agents, and shareholders of the Adviser are or may be interested in the Company as directors, officers, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Company as a shareholder or otherwise. In addition, brokerage transactions for the Company may be effected through affiliates of the Adviser if approved by the Company's Board, subject to the rules and regulations of the U.S. Securities and Exchange Commission, and the policies and procedures adopted by the Company.

30. License of Name. The Adviser hereby authorizes the Company to use the name "Epoch U. S. All Cap Equity Fund" for the Fund. The Company agrees that if this Agreement is terminated it will promptly re-designate the name of the Fund to eliminate any reference to the name "Epoch U. S. All Cap Equity Fund" or any derivation thereof unless the Adviser waives this requirement in writing.

31. Duration and Termination. This Agreement shall become effective on the date first above written subject to its approval by the shareholders of the Fund and unless sooner terminated as provided herein, shall continue in effect for two
(2) years from that date. Thereafter, this Agreement shall be renewable for successive periods of one year each, provided such continuance is specifically approved annually (a) by the vote of a majority of those members of the Company's Board who are not parties to this Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of either the Board or of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Fund. Notwithstanding the foregoing, this Agreement may be terminated by the Fund or by the Company at any time on sixty (60) days' written notice, without the payment of any penalty, provided that termination must be authorized either by vote of the Company's Board or by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser on sixty (60) days' written notice. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940
Act).

32. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act).

33. Notice. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the address stated below, or at such other address as either party may advise in writing:

      (a)                 To the Company at: 8730 Stony Point Parkway Suite 205
                          Richmond, Virginia 23235
      (b)                 To the Adviser at: 640 Fifth Ave., 18th Floor,
                          New York, New York 10019

34. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

35. Applicable Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Maryland, and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Maryland, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

36. Counterparts. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                               EPOCH INVESTMENT PARTNERS, INC.


                               BY:
                                 ------------------------------------



                               THE WORLD FUNDS, INC.


                               BY:
                               ------------------------------------
                                    John Pasco, III
                                    Chairman

                                                                EXHIBIT 23(e)(2)

                                    FORM OF:

                             DISTRIBUTION AGREEMENT

      DISTRIBUTION AGREEMENT, made this ___ day of __________ 2005, by and between The World Funds, Inc. (the "Company"), a corporation operating as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), duly organized and existing under the laws of the State of Maryland, on behalf of the Epoch U.S. All Cap Equity Fund series (the "Fund") and First Dominion Capital Corporation ("FDCC"), a Virginia corporation.

WITNESSETH:

1. DISTRIBUTION SERVICES
      The Company on behalf of the Fund hereby engages FDCC as national distributor to assist the Company in promoting the sale and distribution to investors of shares of common stock of the Fund ("Shares"). In connection therewith, FDCC shall (1) promote the sale of Shares, (ii) act as principal underwriter of Shares of the Fund, (iii) otherwise assist the Fund in the distribution of Shares directly to investors through dealers or otherwise. For this purpose the Fund agrees to offer Shares for sale at all times when, and in such places as, such Shares are to be made available for sale and may lawfully be offered for sale and sold. As and when necessary in connection therewith FDCC may act as principal or agent for the sale of such Shares.

2. SALE OF FUND SHARES
      Such Shares are to be sold only on the following terms:

(a) All subscriptions, offers, or sales shall be subject to acceptance or rejection by the Fund. Any offer or sale shall be conclusively presumed to have been accepted by the Fund if the Fund shall fail to notify FDCC of the rejection of such offer or sale prior to the computation of the net asset value of the Fund's Shares next following receipt by the Fund of notice of such offer or sale.

(b) No share of the Fund shall be sold for any consideration other than cash or, except in instances otherwise provided for by the Fund's currently effective prospectus, for any amount less than the public offering price per share, which shall be determined in accordance with the Fund's currently effective prospectus. No Shares may be sold for less than the net asset value thereof

3.    REGISTRATION OF SHARES
      The Company agrees to make prompt and reasonable efforts to effect and to keep in effect the registration or qualification of its Shares for sale in such jurisdictions as the Company may designate. FDCC may serve as dealer of record to assist the Company in connection with any such registration or qualification. The Company acknowledges that FDCC may incur expenses in connection with assisting in the registration or qualification of Fund Shares which are sold at net asset value and the Company will pay or reimburse expenses of FDCC which are incurred in connection with such registration or qualification.

4. INFORMATION TO BE FURNISHED TO FDCC
                The Company agrees that it will furnish FDCC with such information with respect to the affairs and accounts of the Fund as FDCC may from time to time reasonably require, and further agrees that FDCC, at all reasonable times, shall be permitted to inspect the books and records of the Fund.

5. ALLOCATION OF EXPENSES
      During the period of this contract, the Company shall pay or cause to be paid all expenses, costs, and fees incurred by the Fund which are not assumed by FDCC or any investment manager or investment adviser to the Fund. FDCC shall pay advertising and promotional expenses incurred by FDCC in connection with the distribution of the Fund's Shares which are sold subject to the imposition of a sales charge including paying for prospectuses for delivery to prospective shareholders.

6. COMPENSATION TO FDCC
      It is understood and agreed by the parties hereto that FDCC will receive compensation for services it performs hereunder in accordance with Schedule A hereto.

7. LIMITATION OF FDCC's AUTHORITY
      FDCC shall be deemed to be an independent contractor and, except as specifically provided or authorized herein, shall have no authority to act for or represent the Company. In the performance of its duties hereunder, FDCC may solicit and enter into selling dealer agreements with other broker-dealers in a form approved by the Company. Such selling dealer agreements shall provide for the sale of Shares of the Fund on terms consistent with the registration statement of the Fund as then if effect. Unless otherwise provided in a selling dealer agreement, any selling dealer agreement of FDCC in effect as of the date of this agreement shall be deemed to continue hereunder upon delivery to the selling dealer of any amendment required by the terms of the Fund's action eliminating the sales load on sales of affected Fund Shares.

8. SUBSCRIPTION FOR SHARES -REFUND FOR CANCELLED ORDERS If FDCC elects to act as a principal, and not as agent, for a sale of Fund Shares, FDCC shall subscribe for the Shares of the Fund only for the purpose of covering purchase orders already received by it or for the purpose of investment for its own account. Whether acting as principal or agent, in the event that an order for the purchase of Shares of the Fund is placed with FDCC by a customer or dealer and subsequently cancelled, FDCC shall forthwith cancel the subscription for such Shares entered on the books of the Fund, and, if FDCC has paid the Fund for such Shares, shall be entitled to receive from the Fund in refund of such payments the lesser of:

(a) the consideration received by the Fund for said Shares; or (b) the net asset value of such Shares at the time of cancellation by FDCC.


9. INDEMNIFICATION OF THE FUND
      FDCC agrees to indemnify the Fund against any and all litigation and other legal proceedings of any kind or nature and against any liability, judgment, cost, or penalty imposed as a result of such litigation or proceedings in any way arising out of or in connection with the sale or distribution of the Shares of the Fund by FDCC. In the event of the threat or institution of any such litigation or legal proceedings against the Fund, FDCC shall defend such action on behalf of the Fund at its own expense, and shall pay any such liability, judgment, cost, or penalty resulting therefrom, whether imposed by legal authority on agreed upon by way of compromise and settlement; provided, however, FDCC shall not be required to pay or reimburse the Fund for any liability, judgment, cost, or penalty incurred as a result of information supplied by, or as the result of the omission to supply information by, the Fund to FDCC or to FDCC by a director, officer, or employee of the Fund who is not an interested person of FDCC, unless the information so supplied or omitted was available to FDCC or the Fund's investment adviser without recourse to the Fund or any such person referred to above.

10. FREEDOM TO DEAL WITH THIRD PARTIES
      FDCC shall be free to render to others services of a nature either similar to or different from those rendered under this contract, except such as may impair its performance of the services and duties to be rendered by it hereunder.

11. EFFECTIVE DATE, DURATION AND TERMINATION OF AGREEMENT The effective date of this Agreement shall be the date first set forth above. Wherever referred to in this Agreement, the vote or approval of the holders of a majority of the outstanding voting securities of the Fund shall mean the vote of 67% or more of the securities of the Fund if the holders of more than 50% of such securities are present in person or by proxy or the vote of more than 50% of the securities of the Fund whichever is the lesser.

      Unless sooner terminated as hereinafter provided, this Agreement shall continue in effect from year to year but only so long as such continuance is specifically approved at least annually by the Board of Directors of the Company (the "Board of Directors" or "Directors"), including the specific approval of a majority of the directors who are not interested person of FDCC as defined by the 1940 Act cast in person at a meeting called for the purpose of voting on such approval, or by the vote of the holders of a majority of the outstanding voting securities of the Fund.

      This Agreement may be terminated at any time without the payment of any penalty by the vote of the Board of Directors or by the vote of the holders of a majority of the outstanding voting securities of the Fund, or by FDCC, upon 60 days' written notice to the other party.

      This Agreement shall automatically terminate in the event of its assignment (as defined by the provisions of the 1940 Act.

12. AMENDMENTS TO AGREEMENT
      No material amendment to this Agreement shall be effective until approved by FDCC and by the affirmative vote of a majority of the Board of Directors (including a majority of the directors who are not interested persons of FDCC or any affiliate of FDCC).

13. NOTICES
      Any notice under this Agreement shall be in writing, addressed, delivered, or mailed, postage prepaid, to the other party at such address as such other party may designate in writing for receipt of such notice.

      IN WITNESS WHEREOF, the Company on behalf of the Fund and FDCC have caused this Agreement to be executed by their duly authorized officers affixed hereto all as of the day and year first above written.


                                    THE WORLD FUNDS, INC.


                                    By:________________________
                                    Name:  John Pasco, III
                                    Title:     Chairman of the Board



                                    FIRST DOMINION CAPITAL CORP.


                                     By:________________________
                                     Name:  John Pasco, III
                                    Title:        President

                                   Schedule A

      FDCC shall receive, as compensation for its services pursuant to this Distribution Agreement:

(a) With respect to any Shares of the Fund sold subject to a sales charge, FDCC shall be entitled to retain the underwriter's portion of the sales charge for each investment in the Fund's Shares, computed as a percentage of the offering price determined in accordance with the Fund's currently effective prospectus and as otherwise provided in the Fund's registration statement.

(b) With respect to sales of Shares of the Fund sold subject to a sales charge for which FDCC is the selling dealer, FDCC shall retain the dealer's sales charge for each investment in the Fund's Shares, computed as a percentage of the offering price determined in accordance with the Fund's currently effective prospectus and as otherwise provided in the Fund's registration statement.

(c) With respect to any Shares of the Fund sold at net asset value (without a sales charge), FDCC shall receive from the Fund reimbursement at the rate of $30 per hour for the cost of personnel involved with assistance in the promotion of sale of such Shares and for out-of-pocket costs incurred by FDCC.

                                                             EXHIBIT 23(h)(1)(k)

                                    FORM OF:

                        ADMINISTRATIVE SERVICES AGREEMENT



      Administrative Services Agreement dated _____________, 2005 (the "Agreement") by and between The World Funds, Inc. (the "Company") a corporation operating as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), duly organized and existing under the laws of the State of Maryland, on behalf of the Epoch U.S. All Cap Equity Fund series (the "Fund") and Commonwealth Shareholder Services, Inc. ("CSS"), a corporation duly organized as a corporation in accordance with the laws of the Commonwealth of Virginia.

                                WITNESSETH THAT:

      WHEREAS, the Company desires to appoint CSS as its Administrative Services Agent on behalf of the Fund to perform certain recordkeeping and shareholder servicing functions required of a duly registered investment company to comply with certain provisions of federal, state and local law, rules and regulations, and, as is required, to assist the Fund in preparing and filing certain financial reports, and further to perform certain daily functions in connection with on-going operations of the Fund, and provide ministerial services to implement the investment decisions of the Fund and the investment adviser of the Fund, Epoch Investment Partners, Inc. (the "Adviser"); and

      WHEREAS, CSS is willing to perform such functions upon the terms and conditions herein set forth;

      NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto, intending to be legally bound, agree as follows:

      Section 1. CSS shall examine and review all records and documents of the Fund pertaining to its duties under this Agreement in order to determine and/or recommend how such records and documents shall be maintained.

      Section 2. CSS shall, as necessary for such purposes, advise the Company and its agents of the information which is deemed to be "necessary" for the performance of its duties under this Agreement, and upon receipt of necessary information and written or oral instructions from the Fund, shall maintain and keep current such shareholder relations records.

      Unless the information necessary to perform the above functions is furnished in writing to CSS by the Company or its agents (such as custodians, transfer agents, etc.), CSS shall incur no liability and the Company shall indemnify and hold harmless CSS from and against any liability arising from any discrepancy in the information received by CSS and used in the performance by CSS of its duties.

      It shall be the responsibility of the Company to furnish CSS with the Fund's net asset value per share, declaration, record and payment dates and amounts of any dividends or income and any other special actions required concerning each of its securities.

      CSS shall maintain such shareholder records above mentioned as required by regulation and as agreed upon between the Company and CSS.

      Section 3. The Company shall confirm to the Fund's transfer agent all purchases and redemptions of shares of the Fund effected through the Fund or its distributor, as and when such orders are accepted by the Fund or an authorized agent of the Fund designated for that purpose. CSS shall receive from the Fund's transfer agent daily reports of share purchases, redemptions, and total shares outstanding, and shall be accountable for the information contained in such reports of purchases and redemptions when received. It is agreed by the parties that the net asset value per share of the Fund will be calculated in accordance with Rule 22c-l under the 1940 Act, and as otherwise directed by the Board of Directors of the Company ("Board of Directors" or "Directors").

                CSS shall reconcile its records of outstanding shares and shareholder accounts with the Fund's transfer agent periodically, and not less frequently than monthly.

      Section 4. CSS shall provide assistance to the Fund in the servicing of shareholder accounts, which may include telephone and written conversations, assistance in redemptions, exchanges, transfers and opening accounts as may be required from time to time. CSS shall, in addition, provide such additional administrative non-advisory management services as CSS and the Company may from time to time agree.

      Section 5. The accounts and records maintained by CSS shall be the property of the Company, and shall be made available to the Company, within a reasonable period of time, upon demand. CSS shall assist the Fund's independent auditors, or any other person authorized by the Company or, upon demand, any regulatory body as authorized by law or regulation, in any requested review of the Fund's accounts and records but shall be reimbursed for all reasonable and documented expenses and employee time invested in any such review outside of routine and normal periodic reviews. Upon receipt from the Company of any necessary information, CSS shall assist the Company in organizing necessary data for the Fund's completion of any necessary tax returns, questionnaires, periodic reports to shareholders and such other reports and information requests as the Company and CSS shall agree upon from time to time.

      Section 6. CSS and the Company may from time to time adopt procedures they agree upon, and, absent knowledge to the contrary, CSS may conclusively assume that any procedure approved by the Company or directed by the Company, does not conflict with or violate any requirements of the Company's Articles of Incorporation, By-laws, Fund prospectus, registration statements, orders, or any rule or regulation of any regulatory body or governmental agency. The Company (acting through its officers or other agents) shall be responsible for notifying CSS of any changes in regulations or rules which might necessitate changes in the Company's procedures.

      Section 7. CSS may rely upon the advice of the Company and upon statements of the Company's lawyers, accountants and other persons believed by it in good faith to be expert in matters upon which they are consulted, and CSS shall not be liable for any actions taken in good faith upon such statements.

      Section 8. CSS shall not be liable for any actions taken in good faith reliance upon any authorized oral instructions, any written instructions and certified copy of any resolution of the Board of Directors or any other document reasonably believed by CSS to be genuine and to have been executed or signed by the proper person or persons.

      CSS shall not be held to have notice of any change of authority of any officer, employee or agent of the Company until receipt of notification thereof by the Company.

      The Company shall indemnify and hold CSS harmless from any and all expenses, damages, claims, suits, liabilities, actions, demands and losses whatsoever arising out of or in connection with any error, omission, inaccuracy or other deficiency of any information provided to CSS by the Company, or the failure of the Company to provide any information needed by CSS knowledgeably to perform its functions hereunder. Also, the Company shall indemnify and hold harmless CSS from all claims and liabilities (including reasonable documented expenses for legal counsel) incurred by or assessed against CSS in connection with the performance of this Agreement, except such as may arise from CSS's own negligent action, omission or willful misconduct; provided, however, that before confessing any claim against it, CSS shall give the Company reasonable opportunity to defend against such claim in the name of the Company or CSS or both.

      Section 9. The Company agrees to pay CSS compensation for its services and to reimburse it for expenses, as set forth in Schedule A attached hereto, or as shall be set forth in amendments to such schedule approved by the Board of Directors and CSS.

      Section 10. Except as required by laws and regulations governing investment companies, nothing contained in this Agreement is intended to or shall require CSS, in any capacity hereunder, to perform any functions or duties on any holiday or other day of special observance on which CSS is closed. Functions or duties normally scheduled to be performed on such days shall be performed on, and as of, the next business day on which both the Company and CSS are open. CSS will be open for business on days when the Company is open for business and/or as otherwise set forth in the Fund's prospectus(es) and Statement(s) of Additional Information.

      Section 11. Either the Company or CSS may give written notice to the other of the termination of this Agreement, such termination to take effect at the time specified in the notice, which time shall be not less than sixty (60) days from the giving of such notice. Such termination shall be without penalty.

      Section 12. Any notice or other communication required by or permitted to be given in connection with this Agreement shall be in writing, and shall be delivered in person or sent by first-class mail, postage prepaid, to the respective parties at their last known address, except that oral instructions may be given if authorized by the Board of Directors and preceded by a certificate from the Company's Secretary so attesting.

      Notices to the Company shall be directed to:

           8730 Stony Point Parkway, Suite 205
           Richmond, Virginia 23235
           Attention:  Mr. John Pasco, III

      Notices to CSS shall be directed to:

           8730 Stony Point Parkway, Suite 205
           Richmond, Virginia 23235
           Attention:  Mr. John Pasco, III

      Section 13. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

      Section 14. This Agreement shall extend to and shall be binding upon the parties hereto and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by the Company without the written consent of CSS, or by CSS without the written consent of the Company, authorized or approved by a resolution of its Board of Directors.

      Section 15. For purposes of this Agreement, the terms oral instructions and written instructions shall mean:

      Oral Instructions: The term oral instruction shall mean an authorization, instruction, approval, item or set of data, or information of any kind transmitted to CSS in person or by telephone, telegram, telecopy, or other mechanical or documentary means lacking a signature, by a person or persons believed in good faith by CSS to be a person or persons authorized by a resolution of the Board of Directors, to give oral instructions on behalf of the Company.

      Written Instructions: The term written instruction shall mean an authorization, instruction, approval, item or set of data, or information of any kind transmitted to CSS in original writing containing original signatures or a copy of such document transmitted by telecopy including transmission of such signature believed in good faith by CSS to be the signature of a person authorized by a resolution of the Board of Directors to give Written Instructions on behalf of the Company.

      The Company shall file with CSS a certified copy of each resolution of its Board of Directors authorizing execution of written instructions or the transmittal of oral instructions as provided above.

      Section 16. This Agreement shall be governed by the laws of the State of Maryland.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers as of the day and year first above written.

                              THE WORLD FUNDS, INC.



                          By:__________________________
                              Name:John Pasco, III
                     Title:    Chairman of the Board



                     COMMONWEALTH SHAREHOLDER SERVICES, INC.



                     By:  _________________________________
                              Name: John Pasco, III
                     Title:    Chief Executive Officer

                                   Schedule A
      Pursuant to Section 9 of the Administrative Services Agreement, dated ______________, 2005, by and between The World Funds, Inc. (the "Company") on behalf of the Epoch U.S. All Cap Equity Fund series (the "Fund") and Commonwealth Shareholder Services, Inc. ("CSS"), the Company shall pay CSS a fee calculated and paid monthly as follows:

A. For the performance of Blue Sky matters, CSS shall be paid at the rate of $30 per hour of actual time used.

B. For shareholder servicing, CSS shall be paid at the rate of $30 per hour of actual time used.

C. For all other administration, CSS shall be paid a fee at the annual rate of 0.10% on the average daily net assets of the Fund, subject to a minimum amount of $15,000 per year for a period of two years from the date of the Administrative Agreement. Thereafter, the minimum administrative fee is $30,000 per year.

D. In addition to the foregoing, the Company shall reimburse CSS from the assets of the Fund all expenses incurred by the Fund individually. Such out-of-pocket expenses shall include, but not be limited to: documented fees and costs of obtaining advice of counsel or accountants in connection with its services to the Fund; postage; long distance telephone; special forms required by the Fund; any travel which may be required in the performance of its duties to the Fund; and any other extraordinary expenses it may incur in connection with its services to the Fund.

                                   Schedule B

Pursuant to Section 1 of the Administrative Services Agreement, dated ____________, 2005 by and between The World Funds, Inc. (the "Company") on behalf of the Epoch U.S. All Cap Equity Fund series (the "Fund") and Commonwealth Shareholder Services, Inc. ("CSS"), the following outlines CSS's duties and responsibilities to be covered under the Agreement:

1. Subject to the direction and control of the Board of Directors, CSS shall manage all aspects of the Fund's operations with respect to the Fund except those that are the responsibility of any other service provider hired by the Company, all in such manner and to such extent as may be authorized by the Board of Directors.

2. Oversee the performance of administrative and professional services rendered to the Fund by others, including its custodian, transfer agent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the Fund, including:

(a)   The  preparation  and  maintenance  by the Fund's  custodian, transfer agent, dividend disbursing agent and fund accountant in such form, for such periods and in such locations as my be required by applicable United States law, of all documents and records relating to the operation of the Fund required to be prepared or maintained by the Company or its agents pursuant to applicable law.

(b) The reconciliation of account information and balances among the Fund's custodian, transfer agent, dividend disbursing agent and fund accountant.

(c)        The transmission of purchase and redemption orders for shares.

(d) The performance of fund accounting, including the accounting services agent's calculation of the net asset value ("NAV") of the Fund's shares.

3. Assist the Fund's investment adviser in monitoring fund holdings for compliance with prospectus investment restriction and assist in preparation of periodic compliance reports, as applicable.

4. Prepare and coordinate the printing of semi-annual and annual financial statements.

5. Prepare selected management reports for performance and compliance analyses agreed upon by the Company and Administrator from time to time.

6. Advise the Company and the Board of Directors on matters concerning the Fund and its affairs.

7.    With  the  assistance  of the  counsel  to the  Company,  the investment adviser, officers of the Company and other relevant parties, prepare and disseminate materials for meetings of the Board of Directors on behalf of the Fund, including agendas and selected financial information as agreed upon by the Company and CSS from time to time; attend and participate in Board meetings to the extent requested by the Board of Directors; and prepare minutes of the meetings of the Board of Directors for review by Company's legal counsel.

8. Provide assistance to the Fund's independent public accountants in order to determine income and capital gains available for distribution and calculate distributions required to meet regulatory, income and excise tax requirements.

9. Assist the Fund's independent public accountants with the preparation of the Fund's federal, state and local tax returns to be review by the Fund's independent public accounts.

10. Prepare and maintain the Fund's operating expense budget to determine proper expense accruals to be charged to the Fund in order to calculate it's daily NAV.

11. In consultation with counsel for the Company, assist in and oversee the preparation, filing, printing and where applicable, dissemination to shareholders of the following:

(a)        Amendments to the Fund's Registration Statement on Form N-1A.

(b) Periodic reports to the Fund's shareholders and the U. S. Securities and Exchange Commission (the "SEC"), including but not limited to annual reports and semi-annual reports.

(c)        Notices pursuant to Rule 24f-2.

(d)        Proxy materials.

(e)        Reports to the SEC on Form N-SAR.

12.        Coordinate the Fund's annual or SEC audit by:

(a) Assisting the Fund's independent auditors, or, upon approval of the Fund, any regulatory body in any requested review of the Fund's accounts and records.

(b) Providing appropriate financial schedules (as requested by the Fund's independent public accounts or SEC examiners); and,

(c)        Providing office facilities as may be required.

13.   After consultation with counsel for the Company and the
           investment adviser, assist the investment adviser to determine the jurisdictions in which shares of the Fund shall be registered or qualified for sale; register, or prepare applicable filings with respect to, the shares with the various state and other securities commissions, provided that all fees for the registration of shares or for qualifying or continuing the qualification of the Fund shall be paid by the Fund.

14. Monitor sales of shares, ensure that the shares are properly and duly registered with the SEC.

15. Oversee the calculation of performance data for dissemination to information services covering the investment company industry, for sales literature of the Fund and other appropriate purposes.

16. Prepare, or cause to be prepared, expense and financial reports, including Fund budgets, expense reports, pro-forma financial statements, expense and profit/loss projections and fee waiver/expense reimbursement projections on a periodic basis.

17. Authorize the payment of Fund expenses and pay, from Fund assets, all bills of the Fund.

18. Provide information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies.

19.   Assist the Fund in the selection of other service providers, such as independent accountants, law firms and proxy solicitors; and perform such other recordkeeping, reporting and other tasks as may be specified from time to time in the procedures adopted by the Board of Directors; provided that CSS need not begin performing any such task except upon 65 days' notice and pursuant to mutually acceptable compensation agreements.

20. CSS shall provide such other services and assistance relating to the affairs of the Fund as the Company may, from time to time, reasonably request pursuant to mutually acceptable compensation agreements.

21.   Except with respect to CSS's duties as set forth in this
           Section, and except as otherwise specifically provided herein, the Company assumes all responsibility for ensuring that the Fund complies with all applicable requirement of the Securities Act, the 1940 Act and any laws, rules and regulations of governmental authorities with jurisdiction over the Fund. All references to any law in this Agreement shall be deemed to include reference to the applicable rules and regulations promulgated under authority of the law and all official interpretations of such law or rules or regulations.

22. In order for CSS to perform the services required by this Section, the Company (i) shall cause all service providers to the Fund to furnish any and all information to CSS and assist CSS as may be required and (ii) shall ensure that CSS has access to all records and documents maintained by the Fund or any service provider to the Fund.

                                                                EXHIBIT 23(p)(4)



                                 Code of Ethics

                 Dividend Capital Investments, LLC
                                 (January 2005)


      SEC Rule 204A-1 ("the Rules") under the Investment Advisers Act of 1940 (the "Act") requires investment advisers to adopt written codes of ethics designed to set forth standards of conduct expected of advisory personnel and address conflicts that arise from personal trading by advisory personnel.

      The Rules also requires that each investment adviser and its affiliates use reasonable diligence, and institute procedures reasonably necessary, to prevent violations of its code of ethics.

      Dividend Capital Investments, LLC (the "Adviser") has adopted this Code of Ethics (the "Code").

Personal Trading Policies

      This Code is based on the principle that the officers, directors, and employees of the Adviser owe a fiduciary duty to each Client as well as the shareholders of the Fund and, therefore, the Adviser's personnel must place the Clients and shareholders' interests ahead of their own. The Adviser's personnel must also avoid any conduct which could create a potential conflict of interest, and must ensure that their personal securities transactions do not in any way interfere with any Client's portfolio transactions and that they do not take inappropriate advantage of their positions. All persons covered by this Code must adhere to these general principles as well as the Code's specific provisions, procedures, and restrictions.

Definitions

For purposes of this Code:

"Access Person" Shall include: (i) Any director, officer, general partner, of the Fund or of the Fund's investment Adviser. (ii) Any supervised person who has access to nonpublic information regarding client's purchase or sale of securities, or who has nonpublic information regarding the portfolio holdings of any reportable fund. (iii) Any persons who is involved in making securities recommendations to clients or who has access to such recommendations that are non-public.

"Beneficial Ownership" shall be as defined in Section 16 of the Securities Exchange Act of 1934 and the rules and regulations hereunder, which, generally speaking, encompass those situations where the beneficial owner has the right to enjoy some economic benefits which are substantially equivalent to ownership regardless of who is the registered owner. This would include:

o securities which a person holds for his or her own benefit either in bearer form, registered in his or her own name or otherwise, regardless of whether the securities are owned individually or jointly;

o securities held in the name of a member of his or her immediate family sharing the same household;

o securities held by a trustee, executor, administrator, custodian or broker;

o securities owned by a general partnership of which the person is a member or a limited partnership of which such person is a general partner;

o securities held by a corporation which can be regarded as a personal holding company of a person; and

o securities recently purchased by a person and awaiting transfer into his or her name.

"Fund" shall an investment company registered under the Investment Company Act including Dividend Capital Realty Income Fund and Dividend Capital Realty Income Allocation Fund.

"Investment Personnel" shall mean any employee of the Fund or investment adviser (or any company in a control relationship to the Fund or investment advise) who, in connection with his or her regular functions or duties, makes or participates in making recommendations regarding the purchase or sale of securities by the Fund and any natural person who controls the Fund or investment adviser and who obtains information concerning recommendations made to the Fund regarding the purchase or sale of securities by the Fund.

"Portfolio Manager" shall mean an employee of DCI entrusted with the direct responsibility and authority to make investment decisions affecting the Fund.

"Purchase or sale of a security" includes, among other things, the writing of an option to purchase or sell a security.

A security is "being considered for purchase or sale" or is "being purchased or sold" when a recommendation to purchase or sell the security has been made by DCI and such determination has been communicated to the Fund. In addition, a security is being considered for purchase or sale when an officer, director or employee of DCI seriously considers making such a recommendation to the Fund.

"Real Estate Companies" shall mean any company in which at least 50% of its assets, gross revenues, or net profits are committed to, or derived from, real estate or real estate-related activities. Real estate companies may include, nut are not limited to, the following: real estate operating companies, real estate investment trusts (REITS), and special purpose entities such as pass-through trusts or other special purpose entities that issue commercial mortgage-backed securities (CMBS) and/or execute real estate financings or securitizations.

"Security" shall have the meaning set forth in Section 2(a)(36) of the Act, except that it shall not include shares of registered open-end investment companies that are not affiliated with Dividend Capital Investments, LLC, securities issued by the Government of the United States or by Federal agencies which are direct obligations of the United States, bankers' acceptances, bank certificates of deposits, commercial paper and high quality short-term debt instruments, including repurchase agreements. A future or an option on a future will be deemed to be a security subject to this Code.

Prohibited Transactions

      Access Persons shall not engage in any act, practice or course of conduct which would violate the provisions of SEC Rule 17j-1 and/or Rule 204A-1 under the Investment Advisers Act . No Access Person shall purchase or sell, directly or indirectly any security in which he/she has, or by reason of such transaction acquires, any direct or indirect beneficial ownership and which, to his/her actual knowledge, at the time of such purchase or sale (i) is being considered for purchase or sale by the Fund; or (ii) is being purchased or sold by the Fund; except that the prohibitions of this section shall not apply to:

o purchases or sales affected in any account over which the Access Person has no direct or indirect influence or control;

o purchases or sales which are non-volitional on the part of either the Access Person;

o purchases which are part of an automatic dividend reinvestment or other plan established prior to the time the security involved came within the purview of this Code; and purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired.

Prohibited Transactions by Investment Persons/Access Persons

      No Access Persons shall:

o acquire any securities in an initial public offering or acquire securities in a private placement without prior written approval of DCI's compliance officer or other officer designated by DCI (the "Compliance Officer").

      In considering a request to invest in a private placement, the Compliance Officer will take into account, among other factors, whether the investment opportunity should be reserved for the Fund, and whether the opportunity is being offered to Investment Personnel by virtue of their/his/her position with the Fund. Should Investment Personnel be authorized to acquire securities through a private placement, they/he/she shall, in addition to reporting the transaction on the quarterly report to the Adviser, disclose the interest in that investment to other Investment Personnel participating in that investment decision if and when they/he/she plays a part in the Fund's subsequent consideration of an investment in that issuer. In such a case, the Fund's decision to purchase securities of that issuer will be subject to an independent review by Investment Personnel who have no personal interest in the issuer.

Blackout Periods

      No Access Persons shall execute a securities transaction on a day during which the Fund has a pending "buy" or "sell" order in that same security until that order is executed or withdrawn. In addition, an Investment Person is expressly prohibited from purchasing or selling a security within seven (7) calendar days before or after the Fund that he/she manages trades in that security.

      The foregoing prohibition of personal transactions during the seven day period following the execution of a transaction for the Fund shall not apply with respect to a security when the Investment Persons certifies in writing to the Compliance Officer that the Fund's trading program in that security is complete. Each transaction authorized by the Compliance Officer pursuant to this provision shall be reported to the Fund's Board of Directors by the Compliance Officer at the Board's next regular meeting.

      Should Investment Persons trade within the proscribed period, such trade should be canceled if possible. If it is not possible to cancel the trade, all profits from the trade must be disgorged and the profits will be paid to a charity selected by the Investment Person/Access Persons and approved by the Compliance Officer.

The prohibitions of this section shall not apply to:

o purchases or sales affected in any account over which the Investment Persons/Access Person has no direct or indirect influence or control if the person making the investment decision with respect to such account has no actual knowledge about the Fund's pending "buy" or "sell" order;

o purchases or sales which are non-volitional on the part of either the Investment Persons/Access Persons;

o purchases which are part of an automatic dividend reinvestment or other plan established by the Investment Persons/Access Persons prior to the time the security involved came within the purview of this Code; and

o purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired.

Short-Term Trading

      No Investment Person shall profit from the purchase and sale, or sale and purchase, of the same (or equivalent) securities which are owned by the Fund or which are of a type suitable for purchase by the Fund, within sixty (60) calendar days. Any profits realized on such short-term trades must be disgorged and the profits will be paid to a charity selected by the Investment Person and approved by the Compliance Officer. The Compliance Officer may permit in writing exemptions to the prohibition of this section, on a case-by-case basis, when no abuse is involved and the equities of the circumstances support an exemption.

Gifts

      No Access Person shall accept a gift or other thing of more than de minims value ("gift") from any person or entity that does business with or on behalf of the Fund if such gift is in relation to the business of the employer of the recipient of the gift. In addition, any Investment Person who receives an unsolicited gift or a gift with an unclear status under this section shall promptly notify the Compliance Officer.

Service As A Director

      No Investment Person shall serve as a director of a publicly traded company absent prior written authorization from the Compliance Officer based upon a determination that such board service would not be inconsistent with the interests of the Fund and its shareholders.

Pre-trade Clearance

      All Investment Persons/Access Persons shall pre-clear their personal real estate companies/securities transactions prior to executing an order. A written request must be submitted to the Compliance Officer, and the Compliance Officer must give his/her written authorization prior to placing a purchase or sell order with a broker. Should the Compliance Officer deny the request, he/she will give a reason for the denial. An approved request will remain valid for two (2) business days from the date of the approval.1

Reporting

      a) Initial Holdings Reports. Investment Persons/Access Persons must report on Exhibit A, attached hereto, no later than 10 days after becoming an Investment Persons/Access Person, the following information:

o The title, number of shares and principal amount of each Covered Security in which the Access Person had any direct or indirect beneficial ownership when the person became an Access Person;

o The name of any broker, dealer or bank with whom the Investment Person/Access Person maintained an account in which any securities were held for the direct or indirect benefit of the Investment Persons/Access Person as of the date the person became an Investment Persons/Access Person; and

o          The date that the report is submitted by the Investment Person/Access
           Person.

This information must be current as of a date no more than 45 days prior to the date the person becomes an Investment Person/Access Person.

      b) Quarterly Transaction Reports. Every Investment Persons/Access Person must report on Exhibit B, attached hereto, no later than 30 days after the end of a calendar quarter, the following information with respect to any transaction during the quarter in a covered security in which the Investment Person/Access Person had any direct or indirect beneficial ownership:

o The date of the transaction, the title, the interest rate and maturity date (if applicable),the number of shares, and the principal amount of each Covered Security involved;

o     The nature of the transaction (i.e., purchase, sale or any other type of acquisition or disposition);

o     The price of the covered security at which the transaction was effected;

o     The name of the broker, dealer or bank with or through whom the transaction was effected; and

o          The date that the report is submitted by the Investment
           Persons/Access Person.

      With respect to any account established by the Investment Person/Access Person in which any securities were held during the quarter for the direct or indirect benefit of the Investment Person/Access Person, each person must report on Exhibit B, attached hereto, no later than 30 days after the end of a calendar quarter the following information:

o The name of the broker, dealer or bank with whom the Investment/Persons/Access Person established the account;

o     The date the account was established; and

o  The date that the report is submitted by the Investment Persons/Access
   Person.

      Exceptions:

      An Investment Person/Access Persons need not make a quarterly transaction report under this Code of Ethics with respect to transactions effected pursuant to an Automatic Investment Plan.

      An Investment Person/Access Person need not make a quarterly transaction report under this section if the report would duplicate information contained in the broker-dealer's trade confirmations or account statements received by the Fund or Advisor with respect to the Investment Person/Access Person during the applicable time period, provided that all the information as described above is contained in the trade confirmation or account statements, or in the records of the Fund or Adviser.

      c) Annual Holdings Reports. Every Investment Persons/Access Person must report on Exhibit C, attached hereto, annually, the following information (which information must be current as of a date no more than 45 days before the report is submitted):

o The title, number of shares and principal amount of each Covered Security in which the Investment Persons/Access Person had any direct or indirect beneficial ownership;

o The name of any broker, dealer or bank with whom the Investment Persons/Access Person maintains an account in which any securities are held for the direct or indirect benefit of the Investment Persons/Access Person; and

o          The date that the report is submitted by the Investment
           Persons/Access Person.


Certification

      Each Investment Persons/Access Person will be required to certify annually that he/she has read and understood the provisions of this Code and will abide by them. Each Investment Persons/Access Person will further certify that he/she has disclosed or reported all personal securities transactions required to be reported under the Code. This certification is included as part of Exhibit C.

      Before the Board of Trustees of the Fund may approve the code of ethics, the Fund must certify to the Board that the Fund has adopted procedures reasonably necessary to prevent Access Persons from violating its Code of Ethics. Such certification shall be submitted to the Board of Trustees at least annually.

Compliance Procedures

1. The Compliance Officer shall identify all Investment Persons/Access Persons who have a duty to make the reports required hereunder and shall inform each such person of such duty, and shall receive all reports required hereunder.

2. The Compliance Officer shall promptly report to the Fund's Board of
Directors: (a) any material violations of the prohibitions contained in this Code and any sanctions imposed in response to such violations; and (b) any reported transactions in a security which was purchased or sold by the Fund within seven (7) days before or after the date of the reported transaction.

3. This Code, a list of all persons required to make reports hereunder from time to time, a copy of each report made by Investment Persons/Access Persons, each memorandum made by the Compliance Officer hereunder, a record of any violation hereof and any action taken as a result of such violation, and any reports submitted to the Fund's Board of Directors, shall be maintained by the Fund as required under Rule 17j-1 and/or Rule 204A-1.

4. The Compliance Officer shall prepare an annual report to the Fund's Board of Directors. Such report shall (a) include a copy of this Code, as amended from time to time; (b) summarize existing procedures concerning personal investing and any changes in the Code's policies or procedures during the past year; (c) identify any material violations of the Code and sanctions imposed in response to any such violations; and (d) identify any recommended changes in existing restrictions, policies or procedures based upon the Fund's experience under the Code, any evolving industry practices, or developments in applicable laws or regulations.

5. The Compliance Officer shall review the monthly statements of all persons subject to the Code to ensure they have not violated the Code by trading in securities without approval.

6. In addition to reporting violations of the Code to the Board, persons violating the Code will be subject to the following:

o First violation - A written warning will be placed in the file of the employee providing details of the violation. The employee will receive a copy of the warning.
o Second violation - The employee will be placed on a probationary status for a period of one year.
o Subsequent violations while on a probationary status may result in sanctions varying from the employee being placed on an unpaid leave of absence to termination depending in the nature of the violation.
o However, more serious violations, including but not limited to, insider trading and front running the fund may be subject to more serious and immediate sanctions, including termination, upon the first violation.

Current List of Employees Subject to Code of Ethics      (01/06/05)

------------------------------------------------------------
Investment Persons
Shall mean any securities analyst, portfolio manager, or a member of an investment committee who is directly involved in the decision making process as to whether or not to purchase or sell a portfolio security and those persons who provide information and advice to a Portfolio Manager or who help execute a Portfolio Manager's decisions.
------------------------------------------------------------
------------------------------------------------------------
      Russell Platt (DCI-PM)
------------------------------------------------------------
------------------------------------------------------------
      Amitabh Godha (DCI Assistant PM)
------------------------------------------------------------
------------------------------------------------------------
      Charles Song (DCI Assistant PM)
------------------------------------------------------------
------------------------------------------------------------
      Geoff Hawkins (Forum-Assistant PM)
------------------------------------------------------------
------------------------------------------------------------
      John Keeton (DCI-Trader)
------------------------------------------------------------
------------------------------------------------------------
      Caroline McBride (Forum Partners)
------------------------------------------------------------
------------------------------------------------------------
      Hoch Cho (Forum Partners)
------------------------------------------------------------
------------------------------------------------------------
      Fourat Shamoon (DCI Intern)
------------------------------------------------------------


------------------------------------------------------------
Access Persons
Shall include any DCI director, officer, general partner, or employee who, in connection with his/her regular functions or duties, makes, participates in, or obtains current information regarding the purchase or sale of a security by the Fund, or whose functions relate to the making of any recommendations with respect to such purchases or sales, including any natural person in a control relationship to the Fund who obtains current information concerning recommendations made with regard to the purchase or sale of a security by the Fund.
------------------------------------------------------------
------------------------------------------------------------
      Tom Florence
------------------------------------------------------------
------------------------------------------------------------
      Evan Zucker
------------------------------------------------------------
------------------------------------------------------------
      Jim Mulvihill
------------------------------------------------------------
------------------------------------------------------------
      Tom Wattles
------------------------------------------------------------
------------------------------------------------------------
      Derek Mullins
------------------------------------------------------------
------------------------------------------------------------
      Frank Gaffney
------------------------------------------------------------
------------------------------------------------------------
      Jeff Taylor
------------------------------------------------------------
------------------------------------------------------------
      Phil Perrone
------------------------------------------------------------
------------------------------------------------------------
      Derek Mullins
------------------------------------------------------------
------------------------------------------------------------
      Mark Pappas
------------------------------------------------------------
------------------------------------------------------------
      Lauren Moshier
------------------------------------------------------------
------------------------------------------------------------
      Dawn Rogers
------------------------------------------------------------
------------------------------------------------------------
      Rella Rivera
------------------------------------------------------------
------------------------------------------------------------
      Will Strong (Forum Partners)
------------------------------------------------------------

Exhibit A   Initial Report of Securities Held & Code of Ethics
Acknowledgement

         To the Compliance Officer of Dividend Capital Investments LLC
                                    ("DCI"):

      1. I hereby acknowledged receipt of a copy of the Code of Ethics (the "Code") for DCI.

      2. I have read and understand the Code and recognize that I am subject thereto in the capacity of Investment Person or Access Person.

      3. Except as noted below, I hereby certify that I have no knowledge of the existence of any personal conflict of interest relationship which may involve any DCI client, such as any economic relationship between my transactions and securities held or to be acquired by a client.

      4. As of the date below I had a direct or indirect beneficial ownership in the following securities (if none, please state so):

-----------------------------------------------------------------
Name of       Account Name of   NumberPrincipalType   Name of
Security/AccouNumber  Security  of    Amount   of     Broker or
Holder                          Shares         InteresDealer
                                               (DirectWith Whom
                                               or     Held
                                               Indirect)
-----------------------------------------------------------------
-----------------------------------------------------------------


-----------------------------------------------------------------
-----------------------------------------------------------------


-----------------------------------------------------------------




Date:_________________
Signature:________________________________

                                      Print
Name:_______________________________


        This report must be returned to the Compliance Officer
                            within 30 days

Exhibit B  Quarterly Report of Securities Accounts & Transactions

For the Calendar Quarter
Ended:_____________________________________
To the Compliance Officer of Dividend Capital Investments, LLC
("DCI"):

As of the date above I had a direct or indirect beneficial ownership in the following securities accounts (if none, please state so):

PART 1

-----------------------------------------------------------------
Name of                Account   Date        Name of
Security/Account       Number    Account     Broker-Dealer With
Holder                           Was         Whom Account Is
                                 Established Held
-----------------------------------------------------------------
-----------------------------------------------------------------

-----------------------------------------------------------------
-----------------------------------------------------------------

-----------------------------------------------------------------
-----------------------------------------------------------------

-----------------------------------------------------------------
-----------------------------------------------------------------

-----------------------------------------------------------------
-----------------------------------------------------------------

-----------------------------------------------------------------

PART 2

      During the quarter referred to above, the following transactions were effected in securities of which I had, or by reason of such transaction acquired, direct or indirect beneficial ownership and which are required to be reported pursuant to the Code of Ethics adopted by DCI (if none, please state so).

Are you having duplicate confirms and statements mailed to the Compliance Officer? _____Yes _____ No (If duplicate confirmations and statements and being sent directly to the Compliance Officer please list only those transactions below that may not have had confirms or statements sent. If none, state so.)

-----------------------------------------------------------------
Name of      Account Name of  Date  Nbr.   Buy  PriceBroker-Dealer
Security/AccoNumber  Security of    of     or        of Bank
Holder                        Trade Shares Sell      Through
                                                                            Whom
                                                                        Executed
-----------------------------------------------------------------
-----------------------------------------------------------------

-----------------------------------------------------------------
-----------------------------------------------------------------

-----------------------------------------------------------------
-----------------------------------------------------------------

-----------------------------------------------------------------

      This report (i) excludes accounts or transactions with respect to which I had no direct or indirect influence or control, (ii) other accounts or transactions not required to be reported, and (iii) is not an admission that I have or had any direct or indirect beneficial ownership in the accounts or securities listed above.

      Except as noted on the reverse side of this report, I hereby certify that I have no knowledge of the existence of any personal conflict of interest relationship which may involve any DCI client, such as the existence of any economic relationship between my transactions and securities held or to be acquired by a client.

Date:_________________
Signature:_______________________________________

                                      Print
Name:______________________________________

        This report must be returned to the Compliance Officer within 30 days of quarter-end.





Exhibit C  Annual Report of Securities Held & Code of Ethics
Acknowledgement

         To the Compliance Officer of Dividend Capital Investments LLC
                                    ("DCI"):

      1. I have read and understand the Code of Ethics (the "Code") and recognize that I am subject thereto in the capacity of an Investment Persons or Access Person.

      2. I hereby certify that, during the year ended December 31, _____ , I have complied with the requirements of the Code and I have reported all securities transactions required to be reported pursuant to the Code.

      3. Except as noted below, I hereby certify that I have no knowledge of the existence of any personal conflict of interest relationship which may involve any DCI client, such as any economic relationship between my transactions and securities held or to be acquired by a client.

      4. As of December 31, _____ , I had a direct or indirect beneficial ownership in the following securities (if none, please state so):


------------------------------------------------------------------
Name of         Name of     NumberPrincipalType   Name of Broker
Security/AccountSecurity    of    Amount   of     or Dealer With
Holder                      Shares         InteresWhom Held
                                           (Direct
                                           or
                                           Indirect)
------------------------------------------------------------------
------------------------------------------------------------------

------------------------------------------------------------------
------------------------------------------------------------------

------------------------------------------------------------------



Date:____________________
Signature:___________________________



Print name:___________________________


        This report must be returned to the Compliance Officer
                      within 30 days of year-end

                                                                EXHIBIT 23(p)(5)

                         EPOCH INVESTMENT PARTNERS. INC.

                                 CODE OF CONDUCT

           Epoch Investment Partners, Inc. ("Epoch" or the "Firm") is committed to conducting its business in accordance with applicable laws, rules and regulations and the highest standards of business conduct, and to full and accurate financial disclosure in compliance with applicable law. This Code of Conduct sets forth specific policies to guide you in the performance of your duties.

Compliance With Laws, Rules And Regulations

           You are required to comply with the laws, rules and regulations that govern the conduct of our business and to report any suspected violations of these rules and this code of conduct to the executive officer in charge of supervision and compliance (the "Supervisory Principal") and the Chief Compliance Officer.

Conflicts Of Interest

           Associated Persons' are expected to dedicate their best efforts to advancing the Firm's interests and to use objective and unbiased standards when making decisions that affect the Firm. A conflict of interest occurs when your private interests interfere in any way with the interests of the Firm. Your obligation to conduct the Firm's business in an honest and ethical manner includes the ethical handling of actual or apparent conflicts of interest between personal and business relationships. Before making any investment, accepting any position or benefits, participating in any transaction or business arrangement or otherwise acting in a manner that creates or appears to create a conflict of interest, each Associated Person must make full disclosure of all facts and circumstances of such transaction to, and receive prior approval from the Supervisory Principal.

                                 Insider Trading

           No Associated Person shall engage in transactions in any securities while in possession of material, nonpublic information regarding such securities, (so-called "insider trading"). This includes information that is "Advisory Information" as defined below. Nor shall any Associated Person communicate such material, nonpublic information to any person who might use such information to purchase or sell securities (so-called "tipping"). For purposes of this section, the term "securities" includes options or derivative instruments with respect to such securities and other instruments that are convertible into or exchangeable for such securities.

                                   "Material"

The question of whether information is "material" is not always easily resolved. Generally speaking, information is "material" where there is a substantial likelihood that a reasonable investor could consider the information important in deciding whether to buy or sell the securities in question, or where the information, if disclosed, could be viewed by a reasonable investor as having significantly altered the "total mix" of information available. Where the nonpublic information relates to a possible or contingent event, materiality depends upon a balancing of both the probability that the event will occur and the anticipated magnitude of the event in light of the totality of the activities of the issuer involved. Common examples of "material" information include information concerning a company's sales, earnings dividends significant acquisitions or mergers, [GRAPHIC OMITTED] An "Associated Person" is an employee, officer, or director of Epoch. and major litigation. So-called "market information," such as information concerning an impending securities transaction may also, depending upon the circumstances, be "material." These examples are by no means exclusive. Because materiality determinations are often challenged with the benefit of hindsight, if an Associated Person has any doubt whether certain information is "material," such doubt should be resolved against trading or communicating such information.

                                   "Nonpublic"

           Information is "nonpublic" until it has been made available to investors generally. In this respect, one must be able to point to some fact to show that the information is generally public, such as inclusion in reports filed with the Securities and Exchange Commission ("SEC") or press releases issued by the issuer of the securities, or reference to such information in publications of general circulation such as The Wall Street Journal or The New York Times.


           "Advisory Information"

           Information concerning prospective securities transactions under consideration for clients of the Firm ("Advisory Information") is strictly confidential. Under some circumstances, Advisory Information may be material and nonpublic.

Prohibitions

           In the handling of information obtained as a result of employment with the Firm or otherwise and in engaging in securities transactions, Associated Persons:

           o Shall not disclose material, nonpublic or other confidential information (including Advisory Information) to anyone, inside or outside of the Firm (including Immediate Family Members (as defined below)), except on a strict need-to-know basis and under circumstances that make it reasonable to believe that the information will not be misused or improperly disclosed by the recipient;

           o Shall refrain from recommending or suggesting that any person engage in transactions in any security while in possession of material, nonpublic information about that security;

           o Shall abstain from transactions for any Employee-Related Account (as defined below) or for the account of any client in any security while in possession of material, nonpublic information regarding that security; and

           o Shall abstain from transactions for any Employee-Related Account in any security while in possession of Advisory Information regarding that security, except in compliance with the pre-clearance requirements below.

Requirements Applicable to Employee-Related Accounts

           While affirming its confidence in the integrity and good faith of all of its Associated Persons, Epoch recognizes that the knowledge of present or future portfolio transactions which may be possessed by certain of its Associated Persons and the power to influence portfolio transactions made by or for any account to which Epoch provides investment advice (each an "Account") could place such individuals, if they engage in personal transactions in securities which are eligible for investment by an Account, in a position where their personal interest may conflict with that of the Account. In view of the foregoing, the Firm has adopted the following procedures concerning the pre-clearance of transactions and the reporting requirements with respect to, "Employee-Related Accounts."

           1.  Definitions

               For purposes of this section, the following definitions apply.

               (a) "Beneficial ownership" of a Security (as defined below) is to be determined in the same manner as it is for purposes of
                    Section 16 of the Securities Exchange Act of 1934. This means that a person should generally consider himself the beneficial owner of any Securities in which he has a direct or indirect pecuniary interest. In addition, a person should consider himself the beneficial owner of Securities held by his spouse, his dependent children, a relative who shares his home, or other persons by reason of any contract, arrangement, understanding or relationship that provides him with sole or shared voting or investment power.

               (b) "Employee-Related Account" is any personal brokerage account of an Associated Person or any other brokerage account in which an Associated Person has a direct or indirect pecuniary interest and over which the Associated Person exercises any control or influence. An "Employee-Related Account" includes any account of a member of the Immediate Family of an Associated Person, but excludes any such account over which the Associated Person exercises no control or influence (i.e., an account over which some other third person or entity exercises exclusive discretionary authority). An account of a limited partnership of which the Firm is a general partner or an Associated Person is a limited partner together with others that are not Associated Persons of the Firm, shall not be considered an "Employee-Related Account."

                    For purposes of determining whether an Associated Person shall be deemed to have a pecuniary interest in any account the term "Immediate Family Member" shall mean all persons in the same household as the Associated Person, such as a roommate, spouse, minor child or other dependent.

               (c) "Investment Person" or "Investment Personnel" means all officers, directors or employees who occupy the position of portfolio manager (or who serve on an investment committee that carries out the portfolio management function) with respect to any Accounts and all officers, directors or employees who provide or supply information andlor advice to any portfolio manager (or committee), or who execute or help execute any portfolio managers (or committees) decisions, and all officers, directors or employees who, in connection with their regular functions, obtain contemporaneous or advance information regarding the purchase or sale of a Security by or for any Accounts.

                (d) "Purchase or sale of a Security" includes, among other things, the writing of an option to purchase or sell a Security.

               (e)  "Security" shall have the same meaning as that set forth in
                    Section 2(a)(36) of the 1940 Act, except that it shall not include securities issued by the Government of the United States or an agency thereof, bankers acceptances, bank certificates of deposit, commercial paper and registered, open-end mutual funds.

               (f) A "Security held or to be acquired" by an Account means any Security which, within the most recent fifteen days: (i) is or has been held by an Account; or (ii) is being or has been considered by the Adviser for purchase by an Account.

               (g) A Security is "being purchased or sold" by an Account from the time when a purchase or sale program has been communicated to the person who places the buy and sell orders for Accounts until the time when such program has been fully completed or terminated.

           2.  Statement of General Principles

           In recognition of the trust and confidence placed in the Firm by its clients, Epoch hereby adopts the following general principles to guide the actions of its Associated Persons:
               (a) The interests of Accounts are paramount, and all of Epoch's Associated Persons must conduct themselves and their operations to give maximum effect to this tenet by assiduously placing the interests of Accounts before their own.

               (b) All personal transactions in securities by Epoch's Associated Persons must be accomplished so as to avoid even the appearance of a conflict of interest on the part of such persons with the interests of Accounts.

               (c) All of Epoch's Associated Persons must avoid actions or activities that allow (or appear to allow) a person to profit or benefit from his or her position with respect to Accounts, or that otherwise bring into question the person's independence or judgment.

           3. Prohibited Purchases and Sales of Securities

               (a) No Associated Person shall, in connection with the purchase or sale, directly or indirectly, by such person of a Security held or to be acquired by any Account:

                    (i) employ any device, scheme or artifice to defraud such Account;

                (ii) make to such Account any untrue statement of a material fact or omit to state to such Account a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

                  (iii) engage in any act, practice or course of business which would operate as a fraud or deceit upon such Account; or

                    (iv) engage in any manipulative practice with respect to
                         Account.

               (b) Subject to the pre-clearance procedures below, no Associated Person shall purchase or sell, directly or indirectly, any Security during the time that the same (or a related) Security is being purchased or sold by any Account where the Associated Person's trade is on the same side (purchase or sale) as the Account's.

               (c) Subject to the pre-clearance procedures below, no Associated Person shall purchase or sell, directly or indirectly, any Security within 24 hours before or after the time that the same (or a related) Security is being purchased or sold by any Account where the Associated Persons trade is on the opposite side (purchase or sale) as the Accounts: provided, however, that in the limited circumstances where an Associated Person purchases or sells a security at a time when the Associated Person neither knows nor has reason to believe that the Firm is about to receive additional or new client assets to be invested and, subsequent to execution of the Associated Person's trade the Firm receives an additional client or new assets which would necessitate the purchase or sale of the same security within 48 hours of the Associated Person's trade, a Supervisory Principal may for good cause shown, approve the Associated Person's trade. Any such approval must be confirmed in writing, include an explanation of the reason(s) approval was given, and must be retained with the other records relating to the particular trade.

               (d) No Associated Person shall acquire securities as part of an initial public offering by the issuer.

               (e) No Associated Person shall sell a Security within 21 days of acquiring Beneficial Ownership of that Security, except in the case of involuntary transactions, such as in connection with a reorganization or other extraordinary transactions requiring the surrender or exchange of securities or, upon the prior written consent of a Supervisory Principal for good cause shown.

               (f) No Associated Person shall execute a trade for an Employee-Related Account prior to a trade executed for an Account.

           4. Pre-Clearance of Securities Transactions in Employee-Related Accounts

           No Associated Person may place an order for the purchase or sale of any Security for an Employee-Related Account until the transaction has been approved by a Supervisory Principal in accordance with the following procedures:

           Any Associated Person wishing to enter into a Securities transaction in an Employee-Related Account must submit a completed and signed Pre-Clearance Request Form, a form of which is attached as Appendix E, to a Supervisory Principal on or before the date of the proposed transaction. This Form shall set forth the following information: (i) the name and telephone number of the Associated Person requesting pre-clearance; (ii) the name and type of the security subject to the proposed transaction; (iii) the number of shares or the face amount of the security subject to the proposed transaction; (iv) the nature of the transaction (i.e., purchase, sale, or other type of acquisition or disposition); (v) the proposed transaction date which is the same date as the request for pre-clearance; (vi) the name and number of the account in which the transaction is to be effected; (vii) an indication of whether the account is in the name of the Associated Person or a related person and, if it is in the name of a related person, the relationship of that person to the Associated Person; and (viii) the name of the broker-dealer or financial institution proposed to execute the transaction. By signing a Pre-Clearance Request Form, an Associated Person represents that to the best of his or her knowledge and belief, and after due inquiry, the Associated Person is not in possession of any material, nonpublic information concerning the security proposed to be bought or sold, and the proposed transaction is not otherwise prohibited by this Policy.

           A Supervisory Principal or his designee may waive the requirement that a Preclearance Request Form be physically submitted on or before the date of the proposed transaction, provided that: (i) the Associated Person communicates orally the required information and makes the required representations to a Supervisory Principal or his designee on or before the date of the proposed transaction; (ii) a Supervisory Principal or his designee makes a written record of the same; and (iii) the Associated Person submits a completed and signed Pre-Clearance Request Form to a Supervisory Principal promptly thereafter.

           A Supervisory Principal or his designee will review each Pre-Clearance Request Form to ensure that it is complete and signed (or in the case of information communicated orally, to ensure that all of the required information has been communicated and all of the required representations have been made). Once a Supervisory Principal or his designee determines that the request for pre-clearance is in proper form, he or she will: (i) determine whether the proposed transaction raises any potential conflicts of interest or other issues; (ii) complete, date, and sign a Notification of Approval or Denial; and (iii) if the Notification of Approval or Denial is prepared by a Supervisory Principal's designee, forward the notification to a Supervisory Principal for his review and acknowledgment.

           A Supervisory Principal will base his decision to approve or disapprove a preclearance request on the following factors: (i) the general policies set forth in this Section; (ii) the requirements under federal and state laws, rules, and regulations as they may apply to the proposed transaction; (iii) the timing of the proposed transaction in relation to transactions or contemplated transactions for any Accounts; and (iv) the nature of the securities and the parties involved in the proposed transaction.

           By way of example, the following transactions may be entitled to clearance from a Supervisory Principal:

            (A)Transactions which appear upon reasonable inquiry and
               investigation to present no reasonable likelihood of harm to an Account and which are otherwise in accordance with this Policy. Such transactions would normally include purchases or sales of up to 1,000 shares of a Security which is being considered for purchase or sale by an Account (but not then being purchased or sold) if the issuer has a market capitalization of over $1 billion.

           (B) Purchases or sales of securities which are not eligible for purchase or sale by any Account, as determined by reference to applicable laws or the investment objectives and policies and investment restrictions of the Account.

           A Supervisory Principal will communicate to the requesting Associated Person his approval or denial of the proposed transaction by completing, signing, and forwarding to such Associated Person a Notification of Approval or Denial (attached to the Pre-clearance Request Form). Any approval of a proposed transaction is effective for the proposed transaction date only and is subject to the conditions, if any, specified by a Supervisory Principal on the Notification of Approval or Denial Form. A breach of any of the above procedures may, depending upon the circumstances, subject any Associated Person involved to Firm sanctions, up to and including termination of employment.

           The pre-clearance requirements shall not apply to the following transactions:

   o purchases and sales of shares of mutual funds (i.e., open-end funds) and other regulated collective investment schemes;

   o purchases and sales of exchange-traded funds;

   o purchases and sales of shares of closed-end funds that are not traded on an exchange or other secondary market;

   o purchases and sales of fixed income securities issued, guaranteed or sponsored by a government member of the Organization of Economic Co-Operation and Development ("OECD");

   o purchases that are part of an automatic purchase plan, such as an automatic dividend reinvestment plan or a plan to purchase a number of shares per month;

   o purchases and sales that are involuntary on the part of Employees and Epoch clients (e.g., stock splits, tender offers, and share buy-backs);

   o acquisitions of securities through inheritance;

   o purchases and sales in any account over which an Employee has no direct or indirect influence or control over the investment or trading of the account (e.g., an account managed on a discretionary basis by an outside portfolio manager, including a "Blind Trust");

           5. Reporting and Other Requirements Applicable to Employee-Related Accounts

           It is the Firm's policy that Associated Persons generally are not permitted to maintain Employee-Related Accounts, at a domestic or foreign broker-dealer, investment adviser, bank, or other financial institution without the approval with the Firm. All Employee-Related Accounts must be maintained at broker-dealers or financial institutions that agree to and provide the Firm with duplicate copies of all confirmations and periodic statements for such accounts. Within 10 days of commencing employment with Epoch, each employee must read and sign the Initial Certification for Personal Securities Accounts and complete the Declaration of Personal Securities Accounts which can be found in Appendix A and Appendix B respectively. In addition, all Associated Persons will complete the Annual Certification and Declaration (Appendix C and Appendix D respectively) each year within 45 days of the Firm's annual re-certification period (September of each year).

           All Associated Person will be required to complete an authorization form, a copy of which is attached as Appendix F, to be provided to a Supervisory Principal for his signature and approval when the Associated Person wishes to open a new account. A Supervisory Principal must also be advised promptly of the closing of any Employee-Related Account.

           Employee-Related Accounts such as those maintained directly with mutual funds, where the account-holder has no ability, directly or indirectly, to make investment decisions or to engage in purchases and sales of Securities do not constitute Employee-Related Accounts for purposes of this policy.

           Each Associated Person also must send to the broker-dealer or financial institution carrying each Employee-Related Account a letter authorizing and requesting that it forward duplicate confirmations of all trades and duplicate periodic statements, as well as any other information or documents as a Supervisory Principal may request, directly to the Firm. A form letter drafted for this purpose is attached as Appendix G.

           Access to duplicate confirmations and periodic account statements with respect to Employee-Related Accounts will be restricted to those persons who are assigned by the Firm to perform the review functions, and all such materials will be kept confidential, subject to the rights of inspection by the Board of Directors of the Firm, senior management of the Firm, the SEC, and other governmental bodies authorized by law to obtain such access.

Protection of Confidential Information Concerning Client
Recommendations, Advice, or Trading; "Chinese Wall" Procedures

           The Firm has adopted the following policies and procedures to limit access to Advisory Information to those Associated Persons that are specifically designated as "Investment Personnel" or who otherwise have a legitimate need to know that information:

           1.   Obligations of Associated Persons

           In the handling of Advisory Information, Associated Persons shall take appropriate measures to protect the confidentiality of such information. Specifically, Associated Persons shall refrain from:

        o Disclosing Advisory Information to anyone, inside or outside of the Firm (including Immediate Family Members, but excluding any other Associated Persons or any employee of an Affiliate who is authorized to have access), except on a strict need-to-know basis and under circumstances that make it reasonable to believe that the information will not be misused or improperly disclosed by the recipient; and

        o Engaging in transactions -- or recommending or suggesting that any person (other than a Firm client) engage in transactions -- in any security to which the Advisory Information relates other than as permitted under this Policy.

           2. General Policy Concernin2 Non-Investment Personnel

           As a general matter, no Associated Person (other than those who are designated as Investment Personnel) should seek or obtain access to Advisory information. In the event that an Associated Person (other than an Associated Person designated as an Investment Person) should come into possession of Advisory Information, he should refrain from either disclosing the information to others or engaging in transactions (or recommending or suggesting that any person engage in transactions) in the securities to which such information relates, without the prior written approval of a Supervisory Principal.

           3. Protection of Material. Non-Public Information

           No Associated Person shall intentionally seek, receive, or accept information that he believes may be material and nonpublic except with the written approval of, and subject to any and all restrictions imposed by, a Supervisory Principal.

           On occasion, a company may, as a means to seek investors in restricted or private-placement securities issued by it, send to the Firm materials that contain material, nonpublic or other confidential information. Typically, such materials will be accompanied by a transmittal letter (and an inner, sealed package) that indicates the confidential nature of the enclosed materials and that the opening of the inner package constitutes an agreement to maintain the confidentiality of the information. In this circumstance, any Associated Person receiving any such materials (regardless of whether he has been designated as an Investment Person) should not open the inner package, but should immediately consult with a Supervisory Principal.

          In the event that an Associated Person (regardless of whether he has been designated as an Investment Person) should come into possession of information concerning any company or the market for its securities that the Associated Person believes may be material and nonpublic, the Associated Person should notify a Supervisory Principal immediately. In addition, such Associated Person shall refrain from either disclosing the information to others or engaging in transactions (or recommending or suggesting that any person engage in transactions) in the securities to which such information relates, without the prior written-approval of a Supervisory Principal.

           4. Protection of Other Confidential Information

           Information relating to past, present, or future activities of the Firm or its Affiliates or clients that has not been publicly disclosed shall not be disclosed to persons, within or outside of the Firm, except for a proper Firm purpose. Associated Persons are expected to use their own good judgment in relating to others information in these areas.

           In addition, information relating to another Associated Persons medical, financial, employment, legal, or personal affairs is confidential and may not be disclosed to any person, within or outside of the Firm, without the Associated Person's consent or for a proper purpose authorized by a Supervisory Principal.

           5. Procedures To Safeguard Material. Nonpublic and Other Confidential Information

           In the handling of material, nonpublic and other confidential information, including Advisory Information, Associated Persons shall take appropriate steps to safeguard the confidentiality of such information. When not in use, all documents (or computer diskettes) containing confidential information should be stored in locked desk drawers or file cabinets. Under no circumstances, should confidential documents be left on desks, counter tops, or floors where others can see them. Nor should any Associated Person review or work on any confidential documents in any setting that would permit others to see the documents, such as in airplanes, public spaces, or even open areas in the Firm's offices.

Monitoring Compliance with Insider Trading and Tipping Policies and Procedures and Effectiveness of "Chinese Wall" Procedures

           A Supervisory Principal or his designee shall review duplicate confirmations and periodic account statements for Employee-Related Accounts. This review is designed to: (i) ensure the propriety of the Associated Persons trading activity (including whether pre-approval was obtained as required by above); (ii) ensure that the Firm's "Chinese Wall" procedures, as described above, are functioning properly; (iii) avoid possible conflict situations; and
(iv) identify trades that may violate the prohibitions regarding insider trading and manipulative and deceptive devices contained in the federal and state securities laws and SEC rules and regulations. A Supervisory Principal or his designee shall indicate his or her review of duplicate confirmations and periodic account statements by initialing such copies.

           A Supervisory Principal shall inquire into and investigate for possible misuse of material, nonpublic and other confidential information, including Advisory Information, in transactions in Employee-Related Accounts. In conducting inquiries and investigations into trading in Employee-Related Accounts, a Supervisory Principal shall consider reasonable criteria, including consideration of the timing or unusual nature of the transaction (such as whether the Associated Person traded on a short-term basis or in a size or dollar amount larger than his normal trading pattern).

           A Supervisory Principal shall prepare a written record of each of his inquiries or investigations in this area. This record shall include: (i) the name of the Associated Person involved; (ii) the name of the Security involved;
(iii) the date the inquiry or investigation was commenced; (iv) the identity of the Employee-Related Account involved; and (v) a summary of the disposition of the inquiry or investigation. Copies of the written record concerning each inquiry or investigation, along with any analyses, inter-office memoranda, and statements of Associated Persons must be maintained in the Firm's records.

Read and Accepted By:
------------------------------------------------------------------
Date: ________________________________________________________


               Employee Name

--------
1 The placement of a limit order constitutes a transaction requiring approval, and the limit order must be placed within two days from the date of approval. Implementation of a limit order in accordance with its approved terms is a ministerial act which occurs in the future by the terms of the limit order, and does not require approval. A change of terms in, or withdrawal of, a standing limit order is an investment decision for which clearance must be obtained.